                                SUBJECT TO CHANGE
All information in this Term Sheet, whether regarding the assets backing any securities discussed here or otherwise, will be superseded by the information contained in the final prospectus for any securities
actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 $3,379,890,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                    CLASSES A-1, A-2, A-3FL, A-3FX, A-4, A-5,
                       A-6, A-PB, A-7, A-1A, A-MFL, A-MFX,
                                 A-J, B, C AND D

--------------------------------------------------------------------------------
                                 SERIES 2005-C20
--------------------------------------------------------------------------------

                                    JULY 2005
                              Mortgage Loan Sellers
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      ARTESIA MORTGAGE CAPITAL CORPORATION
                                  CWCAPITAL LLC

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                         CWCAPITAL ASSET MANAGEMENT LLC

                           [WACHOVIA SECURITIES LOGO]

DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind
(including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
   MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED
   JULY 28, 2005.

ISSUE TYPE              Sequential pay REMIC. Class A-1, Class A-2, Class A-3FL,
                        Class A-3FX, Class A-4, Class A-5, Class A-6, Class
                        A-PB, Class A-7, Class A-1A, Class A-MFL, Class A-MFX,
                        Class A-J, Class B, Class C and Class D Certificates
                        (the "Offered Certificates") are offered publicly. All
                        other Certificates will be privately placed to qualified
                        institutional buyers or to institutional accredited
                        investors.

CUT-OFF DATE            All Mortgage Loan characteristics are based on balances
                        as of the Cut-Off Date, which is August 11, 2005, with
                        respect to 169 Mortgage Loans, August 1, 2005, with
                        respect to 37 Mortgage Loans, August 6, 2005 with
                        respect to 1 Mortgage Loan, August 7, 2005, with respect
                        to 1 Mortgage Loan and August 10, 2005, with respect to
                        1 Mortgage Loan. All percentages presented herein are
                        approximate.

MORTGAGE POOL           The Mortgage Pool consists of 209 Mortgage Loans (the
                        "Mortgage Loans") with an aggregate principal balance as
                        of the Cut-Off Date of $3,663,837,892 (the "Cut-Off Date
                        Pool Balance"), subject to a variance of plus or minus
                        5%. The Mortgage Loans are secured by 385 properties
                        (the "Mortgaged Properties") located throughout 44
                        states and the District of Columbia. The Mortgage Pool
                        will be deemed to consist of 2 loan groups ("Loan Group
                        1" and "Loan Group 2", and collectively, the "Loan
                        Groups"). Loan Group 1 will consist of (i) all of the
                        Mortgage Loans that are not secured by Mortgaged
                        Properties that are multifamily properties and (ii) 2
                        Mortgage Loans that are secured by multifamily
                        properties. Loan Group 1 is expected to consist of 178
                        Mortgage Loans, with an aggregate principal balance as
                        of the Cut-Off Date of $3,344,954,610 (the "Cut-Off Date
                        Group 1 Balance"). Loan Group 2 will consist of 31
                        Mortgage Loans that are secured by multifamily
                        properties, with an aggregate principal balance as of
                        the Cut-Off Date of $318,883,282 (the "Cut-Off Date
                        Group 2 Balance", and collectively with the Cut-Off Date
                        Group 1 Balance, the "Cut-Off Date Pool Balance").

DEPOSITOR               Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS   Wachovia Bank, National Association, Artesia Mortgage
                        Capital Corporation and CWCapital LLC



                                            NUMBER OF        AGGREGATE        PERCENTAGE OF
                                             MORTGAGE       CUT-OFF DATE      CUT-OFF DATE
MORTGAGE LOAN SELLER                          LOANS           BALANCE         POOL BALANCE
----------------------------------------   -----------   -----------------   --------------

  Wachovia Bank, National Association          135        $2,937,164,689           80.2%
  Artesia Mortgage Capital Corporation          37           405,073,522           11.1
  CWCapital LLC                                 37           321,599,681            8.8
                                               ---        --------------          -----
                                               209        $3,663,837,892          100.0%
                                               ===        ==============          =====


This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

UNDERWRITERS             Wachovia Capital Markets, LLC, Deutsche Bank Securities
                         Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce,
                         Fenner & Smith Incorporated and Nomura Securities
                         International, Inc. It is intended that Wachovia
                         Securities International Limited will act as a member
                         of the selling group on behalf of Wachovia Capital
                         Markets, LLC and may sell Offered Certificates on
                         behalf of Wachovia Capital Markets, LLC in certain
                         jurisdictions.

TRUSTEE                  LaSalle Bank National Association

FISCAL AGENT             ABN AMRO Bank N.V.

MASTER SERVICER          Wachovia Bank, National Association

SPECIAL SERVICER         CWCapital Asset Management LLC

A-3FL AND A-MFL SWAP     Wachovia Bank, National Association
 COUNTERPARTY

RATING AGENCIES          Standard & Poor's Ratings Services, a division of The
                         McGraw-Hill Companies, Inc. ("S&P");
                         Moody's Investors Service, Inc. ("Moody's") and Fitch,
                         Inc. ("Fitch").

DENOMINATIONS            $10,000 minimum for Offered Certificates.

CLOSING DATE             On or about August 23, 2005.

SETTLEMENT TERMS         Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE        The fourth business day following the related
                         Determination Date, commencing in September
                         2005.

DETERMINATION DATE       The 11th day of each month, or if such 11th day is not
                         a business day, the next succeeding business day,
                         commencing, with respect to the Offered Certificates,
                         in September 2005.

INTEREST DISTRIBUTIONS   Each Class of Offered Certificates will be entitled on
                         each Distribution Date to interest accrued at its
                         Pass-Through Rate for such Distribution Date on the
                         outstanding Certificate Balance of such Class. The
                         fixed interest payments on the Class A-3FL Regular
                         Interest and the Class A-MFL Regular Interest will be
                         converted under the related swap contracts to floating
                         rate interest payments to the Class A-3FL Certificates
                         and the Class A-MFL Certificates, respectively, as
                         described in the preliminary prospectus supplement.
                         Interest will be distributed on each Distribution Date
                         in sequential order of Class designations with the
                         Class A-1, Class A-2, Class A-3FX, Class A-4, Class
                         A-5, Class A-6, Class A-PB, Class A-7, Class A-1A,
                         Class X-C and X-P Certificates and the Class A-3FL
                         Regular Interest ranking pari passu in entitlement to
                         interest.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                         The Offered Certificates (other than the Class A-3FL
                         Certificates and the Class A-MFL Certificates), the
                         Class A-3FL Regular Interest and the Class A-MFL
                         Regular Interest will accrue interest on the basis of a
                         360-day year consisting of twelve 30-day months. The
                         Class A-3FL Certificates and the Class A-MFL
                         Certificates will accrue interest on the basis of a
                         360-day year and the actual number of days in the
                         related interest accrual period, provided that if the
                         pass-through rate converts to a fixed rate, the Class
                         A-3FL Certificates and the Class A-MFL Certificates
                         will accrue interest on the same basis as the Class
                         A-3FL Regular Interest and the Class A-MFL Regular
                         Interest, respectively.

                         The interest accrual period with respect to any
                         Distribution Date and any Class of Offered Certificates
                         (other than the Class A-3FL Certificates and the Class
                         A-MFL Certificates), the Class A-3FL Regular Interest
                         and the Class A-MFL Regular Interest is the calendar
                         month preceding the month in which the Distribution
                         Date occurs. The interest accrual period with respect
                         to the Class A-3FL Certificates and the Class A-MFL
                         Certificates is the period from and including the
                         Distribution Date in the month preceding the month in
                         which the related Distribution Date occurs (or, in the
                         case of the first Distribution Date, the Closing Date)
                         to but including the related Distribution Date.

PRINCIPAL DISTRIBUTIONS  Principal will be distributed on each Distribution Date in accordance with the priorities set forth in
                         "DESCRIPTION OF THE CERTIFICATES--Distributions" in the
                         preliminary prospectus supplement. Generally, the Class
                         A-1, Class A-2, Class A-3FX, Class A-4, Class A-5,
                         Class A-6, Class A-PB and the Class A-7 Certificates
                         and the Class A-3FL Regular Interest will only be
                         entitled to receive distributions of principal
                         collected or advanced in respect of Mortgage Loans in
                         Loan Group 1 until the Certificate Balance of the Class
                         A-1A Certificates has been reduced to zero, and the
                         Class A-1A Certificates will only be entitled to
                         receive distributions of principal collected or
                         advanced in respect of Mortgage Loans in Loan Group 2
                         until the Certificate Balance of the Class A-7
                         Certificates has been reduced to zero. If, due to
                         losses, the Certificate Balances of the Class A-MFX
                         Certificates and the Class A-MFL Regular Interest and
                         Class A-J through Class P Certificates are reduced to
                         zero, but any two or more of the the Class A-1, Class
                         A-2, Class A-3FX, Class A-4, Class A-5, Class A-6,
                         Class A-PB, Class A-7 and the Class A-1A Certificates
                         and the Class A-3FL Regular Interest remain
                         outstanding, payments of principal (other than
                         distributions of principal otherwise allocable to
                         reduce the Certificate Balance of the Class A-PB
                         Certificates to their planned principal amount) to the
                         Class A-1, Class A-2, Class A-3FX, Class A-4, Class
                         A-5, Class A-6, Class A-PB, Class A-7 and Class A-1A
                         Certificates and the Class A-3FL Regular Interest will
                         be made on a pro rata basis. The Class X-C and Class
                         X-P Certificates will not be entitled to distributions
                         of principal.

LOSSES                   Realized Losses and Additional Trust Fund Expenses, if
                         any, will be allocated to the Class P, Class O, Class
                         N, Class M, Class L, Class K, Class J, Class H, Class
                         G, Class F, Class E, Class D, Class C, Class B and
                         Class A-J Certificates, in that order, and then, pro
                         rata to the Class A-MFX Certificates and the Class
                         A-MFL Regular Interest (and therefore to the Class
                         A-MFL Certificates), and then, pro rata, to the Class
                         A-1, Class A-2, Class A-3FX, Class A-4, Class A-5,
                         Class A-6, Class A-PB, Class A-7 and Class A-1A
                         Certificates and the Class A-3FL Regular Interest (and
                         therefore to the Class A-3FL Certificates).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS      Any Prepayment Premiums or Yield Maintenance Charges
 AND YIELD MAINTENANCE   actually collected on a Mortgage Loan during the
 CHARGES                 related collection period in which the prepayment
                         occurred will be distributed to Certificateholders on
                         the related Distribution Date following the collection
                         period in which the prepayment occurred. On each
                         Distribution Date, the holders of each Class of Offered
                         Certificates (other than the Class A-3FL Certificates
                         and the Class A-MFL Certificates), the Class A-3FL
                         Regular Interest, the Class A-MFL Regular Interest and
                         the Class E, Class F, Class G and Class H Certificates
                         then entitled to principal distributions will be
                         entitled to a portion of Prepayment Premiums or Yield
                         Maintenance Charges equal to the product of (a) the
                         amount of such Prepayment Premiums or Yield Maintenance
                         Charges, multiplied by (b) a fraction, the numerator of
                         which is equal to the excess, if any, of the
                         Pass-Through Rate of such Class of Certificates over
                         the relevant Discount Rate, and the denominator of
                         which is equal to the excess, if any, of the Mortgage
                         Rate of the prepaid Mortgage Loan over the relevant
                         Discount Rate, multiplied by (c) a fraction, the
                         numerator of which is equal to the amount of principal
                         distributable on such Class of Certificates on such
                         Distribution Date, and the denominator of which is the
                         Principal Distribution Amount for such Distribution
                         Date. So long as the Class A-3FL pass-through rate has
                         not been converted to a fixed interest rate, any
                         Prepayment Premiums or Yield Maintenance Charges
                         payable to the Class A-3FL Regular Interest will be
                         paid to the Class A-3FL Swap Counterparty. If the Class
                         A-3FL pass-through rate has been converted to the fixed
                         interest rate, the holders of the Class A-3FL
                         Certificates will be entitled to any Prepayment
                         Premiums or Yield Maintenance Charges payable to the
                         Class A-3FL Regular Interest. Similarly, so long as the
                         Class A-MFL pass-through rate has not been converted to
                         the fixed interest rate, any Prepayment Premiums or
                         Yield Maintenance Charges payable to the Class A-MFL
                         Regular Interest will be paid to the Class A-MFL Swap
                         Counterparty. If the Class A-MFL pass-through rate has
                         been converted to the fixed interest rate, the holders
                         of the Class A-MFL Certificates will be entitled to any
                         Prepayment Premiums or Yield Maintenance Charges
                         payable to the Class A-MFL Regular Interest.

                         The portion, if any, of the Prepayment Premiums or
                         Yield Maintenance Charges remaining after any payments
                         described above will be distributed as follows: (a) on
                         or before the Distribution Date in August 2012, 40% to
                         the holders of the Class X-P Certificates and 60% to
                         the holders of the Class X-C Certificates and (b)
                         thereafter, 100% to the holders of the Class X-C
                         Certificates.

NON-SERVICED LOANS       The AmericasMart Loan, 101 Avenue of the Americas Loan
                         and the U-Haul Portfolio Loans will be serviced
                         pursuant to the pooling and servicing agreements
                         relating to other transactions. See "SERVICING OF THE
                         MORTGAGE LOANS--Servicing of the AmericasMart Loan, the
                         101 Avenue of the Americas Loan and the U-Haul
                         Portfolio Loan" in the preliminary prospectus
                         supplement.

ADVANCES                 The Master Servicer, and if the Master Servicer fails
                         to do so, the Trustee and if the Trustee fails to do
                         so, the Fiscal Agent, will be obligated to make P&I
                         Advances and Servicing Advances including delinquent
                         property taxes and insurance, on the Mortgage Loans
                         (other than the AmericasMart Loan), but only to the
                         extent that such Advances are not deemed
                         non-recoverable and, in the case of P&I Advances,
                         subject to Appraisal Reductions that may occur.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS     An appraisal reduction generally will be created in the
                         amount, if any, by which the principal balance of a
                         Required Appraisal Loan (plus other amounts overdue or
                         advanced in connection with such loan) exceeds 90% of
                         the appraised value of the related Mortgaged Property
                         plus all escrows and reserves (including letters of
                         credit) held with respect to the Mortgage Loan. As a
                         result of calculating an Appraisal Reduction Amount for
                         a given Mortgage Loan, the P&I Advance for such loan
                         will be reduced, which will have the effect of reducing
                         the amount of interest available for distribution to
                         the Subordinate Certificates in reverse order of
                         priority of the Classes. An Appraisal Reduction will be
                         reduced to zero as of the date the related Mortgage
                         Loan has been brought current for at least three
                         consecutive months, paid in full, liquidated,
                         repurchased or otherwise disposed.

OPTIONAL TERMINATION     The Master Servicer, the Special Servicer and certain
                         Certificateholders will have the option to terminate
                         the Trust Fund in whole, but not in part, and purchase
                         the remaining assets of the Trust Fund on or after the
                         Distribution Date on which the Stated Principal Balance
                         of the Mortgage Loans then outstanding is less than 1%
                         of the Cut-Off Date Pool Balance. Such purchase price
                         will generally be at a price equal to the unpaid
                         aggregate principal balance of the Mortgage Loans (or
                         fair market value in the case of REO Properties), plus
                         accrued and unpaid interest and certain other
                         additional trust fund expenses. The Trust Fund may also
                         be terminated under certain circumstances when the
                         Offered Certificates have been paid in full and the
                         remaining outstanding Certificates (other than the
                         Class Z Certificates, Class R-I Certificates and Class
                         R-II Certificates) are held by a single
                         certificateholder.

CONTROLLING CLASS        The Class of Sequential Pay Certificates (a) which
                         bears the latest alphabetical Class designation and (b)
                         the Certificate Balance of which is greater than 25% of
                         its original Certificate Balance; provided, however,
                         that if no Class of Sequential Pay Certificates
                         satisfies clause (b) above, the Controlling Class shall
                         be the outstanding Class of Sequential Pay Certificates
                         bearing the latest alphabetical Class designation.

CONTROLLING CLASS        With respect to the Mortgage Loans, the representative
 REPRESENTATIVE          appointed by the holder of the majority of the Class
                         Principal Balance of the Controlling Class. In
                         addition, the holders of the Companion Loans may have
                         the ability to exercise some or all of the rights of
                         the Controlling Class and the Controlling Class
                         Representative. See "SERVICING OF THE MORTGAGE
                         LOANS--The Controlling Class Representative" and
                         "--Servicing of the AmericasMart Loan, the 101 Avenue
                         of the Americas Loan and the U-Haul Portfolio Loan" in
                         the preliminary prospectus supplement for more
                         information.

ERISA                    The Offered Certificates are expected to be ERISA
                         eligible.

SMMEA                    The Offered Certificates are not expected to be
                         "mortgage-related securities" for the purposes of
                         SMMEA.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

TAX                      The Offered Certificates (except for the Class A-3FL
                         Certificates and the Class A-MFL Certificates), the
                         Class A-3FL Regular Interest and the Class A-MFL
                         Regular Interest will be treated as regular interests
                         in a REMIC, and with respect to the Class A-3FL
                         Certificates and the Class A-MFL Certificates, as an
                         undivided interest in a grantor trust which owns all
                         the beneficial interest in the related swap contract
                         and the applicable REMIC regular interest.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
                         WACHOVIA CAPITAL MARKETS, LLC

                         William Cohane
                         (704) 374-6161 (Phone)
                         (704) 715-0066 (Fax)

                         Scott Fuller
                         (704) 715-8440 (Phone)
                         (704) 715-1214 (Fax)

                         Bill White
                         (704) 715-8440 (Phone)
                         (704) 715-1214 (Fax)

                         Chris Campbell
                         (704) 715-8440 (Phone)
                         (704) 715-1214 (Fax)

DEUTSCHE BANK SECURITIES INC.              GOLDMAN, SACHS & CO.

Scott Waynebern                            Scott Wisenbaker
(212) 250-5149 (Phone)                     (212) 902-2858 (Phone)
(212) 797-5630 (Fax)                       (212) 902-1691 (Fax)

Heath Forusz                               Mitch Resnick
(212) 250-5149 (Phone)                     +44-20-7774-3068 (Phone)
(212) 797-5630 (Fax)                       +44-20-7552-0990 (Fax)

                                           Omar Chaudhary
                                           +81-3-6437-7198 (Phone)
                                           +81-3-6437-1200 (Fax)

MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED                       NOMURA SECURITIES INTERNATIONAL, INC.

John Mulligan                              Phillip Evanski
(212) 449-3860 (Phone)                     (212) 667-2485 (Phone)
(212) 738-1491 (Fax)                       (646) 587-8986 (Fax)

Max Baker                                  Matt Borstein
(212) 449-3860 (Phone)                     (212) 667-2485 (Phone)
(212) 738-1491 (Fax)                       (646) 587-8944 (Fax)

Glenn Thaler                               Joseph Allen
(212) 449-4004 (Phone)                     (212) 667-2485 (Phone)
(212) 449-3658 (Fax)                       (646) 587-1000 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES



                                                       APPROX.
                EXPECTED RATINGS                         % OF                                                 ASSUMED
            ------------------------                 CUT-OFF DATE   APPROX.      WEIGHTED                      FINAL
                                       CERTIFICATE       POOL       CREDIT        AVERAGE      PRINCIPAL    DISTRIBUTION
CLASS         S&P   MOODY'S   FITCH    BALANCE(1)      BALANCE      SUPPORT    LIFE(YRS)(2)    WINDOW(2)      DATE(2)      RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

 A-1          AAA    Aaa       AAA    $ 85,000,000      2.320%      30.000%        2.88       09/05-06/10     06/15/10       Fixed
 A-2          AAA    Aaa       AAA    $148,096,000      4.042%      30.000%        4.88       06/10-07/10     07/15/10       Fixed
 A-3FL(3)     AAA    Aaa       AAA    $179,875,000      4.909%      30.000%        4.89       07/10-07/10     07/15/10     Floating
 A-3FX        AAA    Aaa       AAA    $179,875,000      4.909%      30.000%        4.89       07/10-07/10     07/15/10       Fixed
 A-4          AAA    Aaa       AAA    $225,000,000      6.141%      30.000%        4.93       07/10-08/10     08/15/10       Fixed
 A-5          AAA    Aaa       AAA    $121,177,000      3.307%      30.000%        6.08       07/11-12/11     12/15/11       Fixed
 A-6          AAA    Aaa       AAA    $268,951,000      7.341%      30.000%        6.90       07/12-08/12     08/15/12       Fixed
 A-PB         AAA    Aaa       AAA    $175,888,000      4.801%      30.000%        7.45       08/10-04/15     04/15/15       Fixed
 A-7          AAA    Aaa       AAA    $861,941,000     23.526%      30.000%        9.80       04/15-07/15     07/15/15      Fixed(4)
 A-1A         AAA    Aaa       AAA    $318,883,000      8.704%      30.000%        8.90       09/05-07/15     07/15/15      Fixed(4)
 A-MFL(5)     AAA    Aaa       AAA    $183,192,000      5.000%      20.000%        9.89       07/15-07/15     07/15/15     Floating
 A-MFX        AAA    Aaa       AAA    $183,192,000      5.000%      20.000%        9.89       07/15-07/15     07/15/15      Fixed(4)
 A-J          AAA    Aaa       AAA    $274,788,000      7.500%      12.500%        9.89       07/15-07/15     07/15/15      Fixed(4)
 B            AA     Aa2        AA    $ 77,856,000      2.125%      10.375%        9.96       07/15-08/15     08/15/15      Fixed(4)
 C            AA-    Aa3       AA-    $ 27,479,000      0.750%       9.625%        9.98       08/15-08/15     08/15/15      Fixed(4)
 D             A      A2        A     $ 68,697,000      1.875%       7.750%        9.98       08/15-08/15     08/15/15       WAC(6)


NON-OFFERED CERTIFICATES



                                                            APPROX.
               EXPECTED RATINGS                               % OF                                             ASSUMED
           -------------------------                      CUT-OFF DATE   APPROX.    WEIGHTED                    FINAL
                                           CERTIFICATE        POOL        CREDIT     AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS        S&P    MOODY'S   FITCH         BALANCE(1)      BALANCE      SUPPORT  LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

 E(7)         A-       A3       A-      $   41,218,000       1.125%       6.625%      (7)            (7)         (7)        WAC(8)
 F(7)        BBB+     Baa1     BBB+     $   41,218,000       1.125%       5.500%      (7)            (7)         (7)        WAC(8)
 G(7)        BBB      Baa2     BBB      $   32,059,000       0.875%       4.625%      (7)            (7)         (7)        WAC(8)
 H(7)        BBB-     Baa3     BBB-     $   41,218,000       1.125%       3.500%      (7)            (7)         (7)        WAC(8)
 J(7)        BB+       NR      BB+      $   22,899,000       0.625%       2.875%      (7)            (7)         (7)        Fixed(4)
 K(7)         BB       NR       BB      $   13,739,000       0.375%       2.500%      (7)            (7)         (7)        Fixed(4)
 L(7)         BB-      NR       BB-     $   13,739,000       0.375%       2.125%      (7)            (7)         (7)        Fixed(4)
 M(7)         B+       NR       B+      $    9,160,000       0.250%       1.875%      (7)            (7)         (7)        Fixed(4)
 N(7)         B        NR       B       $    9,160,000       0.250%       1.625%      (7)            (7)         (7)        Fixed(4)
 O(7)         B-       NR       B-      $    9,160,000       0.250%       1.375%      (7)            (7)         (7)        Fixed(4)
 P(7)         NR       NR       NR      $   50,377,891       1.375%       0.000%      (7)            (7)         (7)        Fixed(4)
 X-P(7)      AAA      Aaa      AAA      $3,531,024,000(9)       N/A          N/A      N/A            N/A         (7)        Variable
 X-C(7)      AAA      Aaa      AAA      $3,663,837,891(9)       N/A          N/A      N/A            N/A         (7)        Variable


(1)  Subject to a permitted variance of plus or minus 5.0%.
(2)  As of the Cut-Off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
     (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the preliminary prospectus supplement.
(3)  The certificate balance of the Class A-3FL Certificates will be equal to the certificate balance of the Class A-3FL Regular Interest. The pass-through rate applicable to the Class A-3FL Certificates on each distribution date will be a per annum rate equal to LIBOR plus %. In addition, under certain circumstances described in the preliminary prospectus supplement, the pass-through rate applicable to the Class A-3FL
     Certificates may convert to a fixed rate equal to % per annum. The initial
     LIBOR rate will be determined on August 19, 2005, and subsequent LIBOR rates will be determined two LIBOR business days before the start of the related interest accrual period. See "DESCRIPTION OF THE SWAP
     CONTRACTS--The Swap Contracts" and "DESCRIPTION OF THE
     CERTIFICATES--Distributions" in the preliminary prospectus supplement. The ratings assigned to the Class A-3FL Certificates only reflect the receipt of a fixed rate of interest at a rate of % per annum. See "RATINGS" in the preliminary prospectus supplement.
(4)  The pass-through rates applicable to the Class A-7, Class A-1A, Class
     A-MFX, Class A-J, Class B, Class C, Class J, Class K, Class L, Class M,
     Class N, Class O and Class P Certificates for any distribution date will be subject to a maximum rate equal to the applicable weighted average net mortgage rate.
(5)  The certificate balance of the Class A-MFL Certificates will be equal to the certificate balance of the Class A-MFL Regular Interest. The pass-through rate applicable to the Class A-MFL Certificates on each distribution date will be a per annum rate equal to LIBOR plus %; provided that interest payments on the Class A-MFL Certificates will be reduced on each distribution date by an amount corresponding to the excess, if any, of
     (i) interest payments calculated on the principal balance of the Class
     A-MFL Certificates at % per annum over (ii) interest payments calculated at a per annum rate equal to the applicable weighted average net mortgage rate for the distribution date. In addition, under certain circumstances described in the preliminary prospectus supplement, the pass-through rate applicable to the Class A-MFL Certificates may convert to a fixed rate equal to % per annum, subject to a

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

     maximum pass-through rate equal to the weighted average net mortgage rate for the related date. The initial LIBOR rate will be determined on August
     19, 2005, and subsequent LIBOR rates will be determined two LIBOR business days before the start of the related interest accrual period. See
     "DESCRIPTION OF THE SWAP CONTRACTS--The Swap Contracts" and "DESCRIPTION OF
     THE CERTIFICATES--Distributions" in the preliminary prospectus supplement.
     The ratings assigned to the Class A-MFL Certificates only reflect the receipt of a fixed rate of interest at a rate of % per annum, subject to a maximum pass-through rate equal to the applicable weighted average net mortgage rate for the related date. See "RATINGS" in the preliminary prospectus supplement.
(6)  The pass-through rate applicable to the Class D Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) less % for such date.
(7)  Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.
(8)  The pass-through rate applicable to the Class E, Class F, Class G and Class
     H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(9)  The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                           [STRUCTURAL CHART OMITTED]



                                                         STRUCTURAL OVERVIEW

                                               Note: Classes are not drawn to scale.
------------------------------------------------------------------------------------------------------------------------------------
                                                         ADMINISTRATIVE FEE
------------------------------------------------------------------------------------------------------------------------------------

                 Class A1-A
                 Aaa/AAA/AAA

Class A-1 Class A-2 Class A-3 Class A-3FL Class A-4 Class A-5  Class A-6  Class A-PB  Class A-MFL  Class A-MFX  Class A-7  Class A-J
   AAA/      AAA/      AAA/       AAA/       AAA/      AAA/      AAA/        AAA/         AAA/         AAA/        AAA/      AAA/
 Aaa/AAA   Aaa/AAA   Aaa/AAA    Aaa/AAA    Aaa/AAA   Aaa/AAA    Aaa/AAA     Aaa/AAA      Aaa/AAA      Aaa/AAA     Aaa/AAA   Aaa/AAA

Class B  Class C                    Class F  Class G   Class H
 AA/    AA-/Aa3/ Class D  Class E    BBB+/     BBB/     BBB-/     Class J    Class K    Class L    Class M  Class N  Class O Class P
Aa2/AA    AA-    A/A2/A  A-/A3/A-  Baa1/BBB+ Baa2/BBB  Baa3/BBB- BB+/NR/BB+  BB/NR/BB  BB-/NR/BB-  B+/NR/B+  B/NR/B  B-/NR/B-   NR

X-P Certificates = AAA/Aaa/AAA
X-C Certificates = AAA/Aaa/AAA


                                     NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------



                                                                                        ALL
                                                                                      MORTGAGE
GENERAL CHARACTERISTICS                                                                LOANS         LOAN GROUP 1     LOAN GROUP 2
------------------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans .........................................................            209              178               31
Number of Crossed Loan Pools .....................................................              9                9                0
Number of Mortgaged Properties ...................................................            385              354               31
Aggregate Balance of all Mortgage Loans .......................................... $3,663,837,892   $3,344,954,610   $  318,883,282

Number of Mortgage Loans with Balloon Payments (1) ...............................            132              104               28
Aggregate Balance of Mortgage Loans with Balloon Payments(1) ..................... $1,990,066,093   $1,730,661,693   $  259,404,400

Number of Mortgage Loans with Anticipated Repayment Date(2) ......................              5                5                0
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ........... $   88,748,187   $   88,748,187   $            0

Number of Fully Amortizing Mortgage Loans ........................................              2                1                1
Aggregate Balance of Fully Amortizing Mortgage Loans ............................. $    7,273,612   $    1,494,730   $    5,778,882

Number of Non-amortizing Mortgage Loans(3) .......................................             70               68                2
Aggregate Balance of Non-amortizing Mortgage Loans(3) ............................ $1,577,750,000   $1,524,050,000   $   53,700,000

Average Balance of Mortgage Loans ................................................ $   17,530,325   $   18,791,880   $   10,286,557
Minimum Balance of Mortgage Loans ................................................ $      493,000   $      493,000   $    1,428,523
Maximum Balance of Mortgage Loans ................................................ $  204,416,548   $  204,416,548   $   28,500,000

Maximum Balance for a group of cross-collateralized and cross-defaulted
  Mortgage Loans ................................................................. $  100,000,000   $  100,000,000   $            0

Weighted Average LTV ratio(4) ....................................................          71.2%            71.2%            71.6%
Minimum LTV ratio ................................................................          33.3%            33.3%            44.8%
Maximum LTV ratio ................................................................          80.0%            80.0%            80.0%

Weighted Average DSCR(5) .........................................................          1.67x            1.70x            1.36x
Minimum DSCR .....................................................................          1.20x            1.20x            1.20x
Maximum DSCR .....................................................................          3.43x            3.43x            1.92x

Weighted Average LTV at Maturity or Anticipated Repayment Date ...................          65.8%            66.1%            63.2%
Weighted Average Mortgage Loan interest rate .....................................         5.248%           5.253%           5.200%
Minimum Mortgage Loan interest rate ..............................................         4.760%           4.780%           4.760%
Maximum Mortgage Loan interest rate ..............................................         8.150%           8.150%           5.760%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months)            102              101              113
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ........             53               58               53
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ........            179              179              179
Weighted Average Occupancy Rate(6) ...............................................          94.4%            94.5%            93.1%


(1)  Does not include Mortgage Loans with anticipated repayment dates or
     Mortgage Loans that are interest-only for their entire term.
(2)  Does not include Mortgage Loans that are interest-only for their entire term.
(3)  Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.
(4)  For purposes of determining the LTV ratio for 1 Mortgage Loan (loan number
     74), representing 0.3% of the Cut-Off Date Pool Balance (0.3% of the
     Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit. In addition, with respect to certain Mortgage Loans, "as stabilized" appraised values
     (as defined in the related appraisal) were used as opposed to "as is"
     appraised values.
(5)  For purposes of determining the DSC ratios for 4 Mortgage Loans (loan numbers 79, 119, 164 and 172), representing 0.6% of the Cut-Off Date Pool
     Balance (2 Mortgage Loans in Loan Group 1 or 0.4% of the Cut-Off Date Group
     1 Balance and 2 Mortgage Loans in Loan Group 2 or 2.9% of the Cut-Off Date
     Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(6)  Does not include 13 Mortgage Loans secured by hospitality properties, representing 7.6% of the Cut-Off Date Pool Balance (8.4% of the Cut-Off
     Date Group 1 Balance).
*    Eleven (11) Mortgage Loans (loan numbers 1, 2, 3, 14, 15, 87, 95, 96, 100,
     101 and 108), representing 20.4% of the Cut-Off Date Pool Balance (22.3% of
     the Cut-Off Date Group 1 Balance), are part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan (treating the U-Haul Portfolio loans as a single loan) and the related Pari Passu Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                              [PIE CHART OMITTED]

                     MORTGAGED PROPERTIES BY PROPERTY TYPE

                        Retail                  23.9%
                        Multifamily              9.0%
                        Hospitality              7.6%
                        Industrial               6.2%
                        Special Purpose          5.6%
                        Mixed Use                4.2%
                        Self Storage             4.1%
                        Healthcare               0.6%
                        Parking Garage           0.3%
                        Office                  38.4%

PROPERTY TYPE



                                                                           % OF           % OF
                          NUMBER OF      AGGREGATE          % OF       CUT-OFF DATE   CUT-OFF DATE
                          MORTGAGED     CUT-OFF DATE    CUT-OFF DATE      GROUP 1        GROUP 2
     PROPERTY TYPE       PROPERTIES      BALANCE(1)     POOL BALANCE      BALANCE        BALANCE
-----------------------------------------------------------------------------------------------------

 Office                       56      $1,407,728,566        38.4%          42.1%           0.0%
-----------------------------------------------------------------------------------------------------
 Retail                       78         876,224,303        23.9           26.2            0.0
-----------------------------------------------------------------------------------------------------
  Retail - Anchored           56         796,160,531        21.7           23.8            0.0
-----------------------------------------------------------------------------------------------------
  Retail - Unanchored         19          65,479,108         1.8            2.0            0.0
-----------------------------------------------------------------------------------------------------
  Retail - Shadow
   Anchored(4)                 3          14,584,664         0.4            0.4            0.0
-----------------------------------------------------------------------------------------------------
 Multifamily                  33         329,322,482         9.0            0.3          100.0
-----------------------------------------------------------------------------------------------------
 Hospitality                  13         279,359,671         7.6            8.4            0.0
-----------------------------------------------------------------------------------------------------
 Industrial                   15         228,951,142         6.2            6.8            0.0
-----------------------------------------------------------------------------------------------------
 Special Purpose               1         204,416,548         5.6            6.1            0.0
-----------------------------------------------------------------------------------------------------
 Mixed Use                     4         154,125,654         4.2            4.6            0.0
-----------------------------------------------------------------------------------------------------
 Self Storage                179         148,918,540         4.1            4.5            0.0
-----------------------------------------------------------------------------------------------------
 Healthcare                    5          22,790,986         0.6            0.7            0.0
-----------------------------------------------------------------------------------------------------
 Parking Garage                1          12,000,000         0.3            0.4            0.0
-----------------------------------------------------------------------------------------------------
                             385      $3,663,837,892       100.0%         100.0%         100.0%
-----------------------------------------------------------------------------------------------------

                                                             WEIGHTED                       WEIGHTED
                         WEIGHTED                             AVERAGE         MIN/MAX       AVERAGE
                          AVERAGE          MIN/MAX         CUT-OFF DATE    CUT-OFF DATE     MORTGAGE
     PROPERTY TYPE        DSCR(2)           DSCR           LTV RATIO(3)      LTV RATIO        RATE
-----------------------------------------------------------------------------------------------------

 Office                    1.71x         1.20x/3.43x           71.9%        49.8%/80.0%      5.124%
-----------------------------------------------------------------------------------------------------
 Retail                    1.58x         1.21x/2.47x           72.4%        43.8%/80.0%      5.233%
-----------------------------------------------------------------------------------------------------
  Retail - Anchored        1.58x         1.21x/2.47x           72.9%        53.1%/80.0%      5.212%
-----------------------------------------------------------------------------------------------------
  Retail - Unanchored      1.61x         1.21x/2.21x           66.9%        43.8%/80.0%      5.425%
-----------------------------------------------------------------------------------------------------
  Retail - Shadow
   Anchored(4)             1.35x         1.27x/1.41x           69.3%        64.3%/77.2%      5.486%
-----------------------------------------------------------------------------------------------------
 Multifamily               1.37x         1.20x/3.26x           71.3%        33.3%/80.0%      5.197%
-----------------------------------------------------------------------------------------------------
 Hospitality               1.96x         1.26x/2.74x           66.8%        53.3%/74.8%      5.525%
-----------------------------------------------------------------------------------------------------
 Industrial                1.43x         1.27x/1.71x           73.0%        53.5%/79.9%      5.353%
-----------------------------------------------------------------------------------------------------
 Special Purpose           2.28x         2.28x/2.28x           56.0%        56.0%/56.0%      5.720%
-----------------------------------------------------------------------------------------------------
 Mixed Use                 1.60x         1.33x/3.26x           78.4%        33.3%/80.0%      5.152%
-----------------------------------------------------------------------------------------------------
 Self Storage              1.62x         1.21x/2.70x           75.5%        35.6%/80.0%      5.337%
-----------------------------------------------------------------------------------------------------
 Healthcare                1.49x         1.29x/1.73x           75.0%        67.0%/80.0%      5.735%
-----------------------------------------------------------------------------------------------------
 Parking Garage            1.25x         1.25x/1.25x           70.6%        70.6%/70.6%      5.170%
-----------------------------------------------------------------------------------------------------
                           1.67x         1.20x/3.43x           71.2%        33.3%/80.0%      5.248%
-----------------------------------------------------------------------------------------------------


(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).
(2)  For purposes of determining the DSC ratios for 4 Mortgage Loans (loan numbers 79, 119, 164 and 172), representing 0.6% of the Cut-Off Date Pool
     Balance (2 Mortgage Loans in Loan Group 1 or 0.4% of the Cut-Off Date Group
     1 Balance and 2 Mortgage Loans in Loan Group 2 or 2.9% of the Cut-Off Date
     Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(3)  For purposes of determining the LTV ratio for 1 Mortgage Loan (loan number
     74), representing 0.3% of the Cut-Off Date Pool Balance (0.3% of the
     Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit. In addition, with respect to certain Mortgage Loans, "as stabilized" appraised values
     (as defined in the related appraisal) were used as opposed to "as is"
     appraised values.
(4)  A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.
*    Eleven (11) Mortgage Loans (loan numbers 1, 2, 3, 14, 15, 87, 95, 96, 100,
     101 and 108), representing 20.4% of the Cut-Off Date Pool Balance (22.3% of
     the Cut-Off Date Group 1 Balance), are part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan (treating the U-Haul Portfolio loans as a single loan) and the related Pari Passu Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                              [MAP OF US OMITTED]

                         Northern                3.7%
                         CA                     13.7%
                         Southern               10.0%
                         IL                      5.8%
                         TX                      5.3%
                         GA                      9.6%
                         VA                     22.1%
                         NY                      8.2%

                OTHER STATES: 35.2% OF CUT-OFF DATE POOL BALANCE

PROPERTY LOCATION



                                                                  % OF           % OF                    WEIGHTED      WEIGHTED
                  NUMBER OF      AGGREGATE         % OF       CUT-OFF DATE   CUT-OFF DATE   WEIGHTED      AVERAGE      AVERAGE
                  MORTGAGED    CUT-OFF DATE    CUT-OFF DATE      GROUP 1        GROUP 2      AVERAGE   CUT-OFF DATE    MORTGAGE
     STATE       PROPERTIES     BALANCE(1)     POOL BALANCE      BALANCE        BALANCE      DSCR(2)   LTV RATIO(3)      RATE
------------------------------------------------------------------------------------------------------------------------------------

 VA                   31      $  810,391,259       22.1%          24.2%           0.0%        1.51x        73.7%        5.066%
------------------------------------------------------------------------------------------------------------------------------------
 CA                   36         503,160,887       13.7           13.3           18.6         1.77x        67.0%        5.175%
------------------------------------------------------------------------------------------------------------------------------------
  Southern(4)         29         365,974,367       10.0            9.2           18.6         1.73x        69.2%        5.182%
------------------------------------------------------------------------------------------------------------------------------------
  Northern(4)          7         137,186,520        3.7            4.1            0.0         1.88x        61.3%        5.154%
------------------------------------------------------------------------------------------------------------------------------------
 GA                    9         350,839,782        9.6            9.6            8.9         1.91x        65.8%        5.691%
------------------------------------------------------------------------------------------------------------------------------------
 NY                   20         301,665,233        8.2            9.0            0.0         2.64x        59.4%        5.231%
------------------------------------------------------------------------------------------------------------------------------------
 IL                   14         212,492,808        5.8            6.4            0.0         1.53x        77.8%        5.169%
------------------------------------------------------------------------------------------------------------------------------------
 TX                   26         194,673,373        5.3            5.5            3.8         1.51x        75.0%        5.273%
------------------------------------------------------------------------------------------------------------------------------------
 Other               249       1,290,614,549       35.2           32.0           68.7         1.48x        73.8%        5.285%
------------------------------------------------------------------------------------------------------------------------------------
                     385      $3,663,837,892      100.0%         100.0%         100.0%        1.67x        71.2%        5.248%
------------------------------------------------------------------------------------------------------------------------------------


o    THE MORTGAGED PROPERTIES ARE LOCATED IN 44 STATES AND THE DISTRICT OF
     COLUMBIA.
(1)  Because this table presents information relating to the Mortgage Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).
(2)  For purposes of determining the DSC ratios for 4 Mortgage Loans (loan numbers 79, 119, 164 and 172), representing 0.6% of the Cut-Off Date Pool
     Balance (2 Mortgage Loans in Loan Group 1 or 0.4% of the Cut-Off Date Group
     1 Balance and 2 Mortgage Loans in Loan Group 2 or 2.9% of the Cut-Off Date
     Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(3)  For purposes of determining the LTV ratio for 1 Mortgage Loan (loan number
     74), representing 0.3% of the Cut-Off Date Pool Balance (0.3% of the
     Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit. In addition, with respect to certain Mortgage Loans, "as stabilized" appraised values
     (as defined in the related appraisal) were used as opposed to "as is"
     appraised values.
(4)  For purposes of determining whether a Mortgaged Property is in Northern
     California or Southern California, Mortgaged Properties north of San Luis
     Obispo County, Kern County and San Bernardino County were in included in
     Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.
*    Eleven (11) Mortgage Loans (loan numbers 1, 2, 3, 14, 15, 87, 95, 96, 100,
     101 and 108), representing 20.4% of the Cut-Off Date Pool Balance (22.3% of
     the Cut-Off Date Group 1 Balance), are part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan (treating the U-Haul Portfolio loans as a single loan) and the related Pari Passu Companion Loan.

THE SUM OF AGGREGATE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
            MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE(1)
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE



----------------------------------------------------------------------------------------
                              NUMBER OF      AGGREGATE
         RANGE OF              MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
   CUT-OFF DATE BALANCES        LOANS         BALANCE        POOL    GROUP 1    GROUP 2
----------------------------------------------------------------------------------------

<=$2,000,000 ...............      11      $   13,695,927      0.4%      0.3%       0.9%
$2,000,001 - $3,000,000 ....      26          64,342,308      1.8       1.6        3.2
$3,000,001 - $4,000,000 ....      21          76,050,486      2.1       2.2        1.1
$4,000,001 - $5,000,000 ....      20          90,140,646      2.5       2.2        5.6
$5,000,001 - $6,000,000 ....      17          92,120,505      2.5       2.2        5.3
$6,000,001 - $7,000,000 ....      13          85,901,335      2.3       2.2        4.2
$7,000,001 - $8,000,000 ....       8          59,856,479      1.6       1.6        2.3
$8,000,001 - $9,000,000 ....       8          68,763,047      1.9       1.8        2.7
$9,000,001 - $10,000,000 ...       7          66,758,419      1.8       2.0        0.0
$10,000,001 - $15,000,000 ..      22         275,168,250      7.5       6.4       19.3
$15,000,001 - $20,000,000 ..      17         284,936,477      7.8       7.5       10.5
$20,000,001 - $25,000,000 ..      11         244,940,098      6.7       4.7       28.0
$25,000,001 - $30,000,000 ..       4         110,034,000      3.0       1.7       16.8
$30,000,001 - $35,000,000 ..       3         100,826,496      2.8       3.0        0.0
$35,000,001 - $40,000,000 ..       2          76,313,000      2.1       2.3        0.0
$40,000,001 - $45,000,000 ..       2          85,460,000      2.3       2.6        0.0
$45,000,001 - $50,000,000 ..       1          48,000,000      1.3       1.4        0.0
$55,000,001 - $60,000,000 ..       3         177,213,870      4.8       5.3        0.0
$65,000,001 - $70,000,000 ..       1          67,100,000      1.8       2.0        0.0
$80,000,001 - $204,416,548 .      12       1,576,216,548     43.0      47.1        0.0
----------------------------------------------------------------------------------------
                                 209      $3,663,837,892    100.0%    100.0%     100.0%
----------------------------------------------------------------------------------------
MIN: $493,000                   MAX: $20,416,548              WTD. AVERAGE: $17,530,325
----------------------------------------------------------------------------------------


UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(2)



--------------------------------------------------------------------------------------
                         NUMBER OF      AGGREGATE
        RANGE OF          MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
 UNDERWRITTEN DSCRS(X)     LOANS         BALANCE         POOL     GROUP 1    GROUP 2
--------------------------------------------------------------------------------------

  1.20 - 1.24 .........      25      $  379,419,827       10.4%      7.1%      44.9%
  1.25 - 1.29 .........      17         334,465,823        9.1       8.8       12.3
  1.30 - 1.34 .........      20         176,773,588        4.8       5.2        1.1
  1.35 - 1.39 .........       8         172,783,265        4.7       5.0        1.9
  1.40 - 1.44 .........      28         195,732,894        5.3       5.4        4.7
  1.45 - 1.49 .........      13         430,877,472       11.8      11.3       16.5
  1.50 - 1.54 .........      12         260,231,376        7.1       7.6        2.1
  1.55 - 1.59 .........      12         276,459,229        7.5       8.1        1.3
  1.60 - 1.64 .........      15         196,307,375        5.4       5.4        4.6
  1.65 - 1.69 .........       7         137,593,000        3.8       3.4        7.9
  1.70 - 1.74 .........      11         321,094,540        8.8       9.6        0.0
  1.75 - 1.79 .........       5          60,307,599        1.6       1.6        2.3
  1.80 - 1.84 .........       3          91,800,000        2.5       2.7        0.0
  1.85 - 1.89 .........       3          19,183,283        0.5       0.6        0.0
  1.90 - 1.94 .........       2          13,498,368        0.4       0.4        0.5
  1.95 - 1.99 .........       2           9,244,530        0.3       0.3        0.0
  2.00 - 2.04 .........       9          26,538,000        0.7       0.8        0.0
  2.05 - 2.09 .........       6           9,351,000        0.3       0.3        0.0
  2.10 - 2.14 .........       1           5,077,662        0.1       0.2        0.0
  2.15 - 2.19 .........       2           6,745,480        0.2       0.2        0.0
  2.20 - 2.24 .........       2          25,151,961        0.7       0.8        0.0
  2.25 - 2.29 .........       1         204,416,548        5.6       6.1        0.0
  2.30 - 3.43 .........       5         310,785,074        8.5       9.3        0.0
--------------------------------------------------------------------------------------
                            209      $3,663,837,892      100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------
  MIN: 1.20X                    MAX:   43X                      WTD. AVERAGE: 1.67X
--------------------------------------------------------------------------------------


MORTGAGE RATE



-------------------------------------------------------------------------------------
                         NUMBER OF      AGGREGATE
        RANGE OF          MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
   MORTGAGE RATES(%)       LOANS         BALANCE         POOL     GROUP 1    GROUP 2
-------------------------------------------------------------------------------------

  4.750 - 5.249 .......      80      $1,922,710,218       52.5%     52.0%      57.4%
  5.250 - 5.499 .......      79       1,081,544,120       29.5      29.3       32.2
  5.500 - 5.749 .......      31         389,926,818       10.6      10.8        8.9
  5.750 - 5.999 .......      17         261,649,114        7.1       7.7        1.6
  6.000 - 6.249 .......       1           3,794,357        0.1       0.1        0.0
  8.000 - 8.150 .......       1           4,213,265        0.1       0.1        0.0
-------------------------------------------------------------------------------------
                            209      $3,663,837,892      100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------
  MIN: 4.760%                   MAX:   8.150%                   WTD. AVERAGE: 5.248%
-------------------------------------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO(3)



----------------------------------------------------------------------------------------
                              NUMBER OF      AGGREGATE
          RANGE OF             MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
 CUT-OFF DATE LTV RATIOS(%)     LOANS         BALANCE        POOL    GROUP 1    GROUP 2
----------------------------------------------------------------------------------------

  30.01 - 35.00 ............       1      $    6,492,929      0.2%      0.2%       0.0%
  35.01 - 40.00 ............       1           1,692,145      0.0       0.1        0.0
  40.01 - 50.00 ............       7          18,092,285      0.5       0.4        1.6
  50.01 - 55.00 ............       7         105,786,158      2.9       3.0        1.8
  55.01 - 60.00 ............       9         471,684,850     12.9      13.9        1.8
  60.01 - 65.00 ............      29         250,375,593      6.8       6.5       10.4
  65.01 - 70.00 ............      31         544,277,592     14.9      13.5       28.6
  70.01 - 75.00 ............      47         751,108,294     20.5      20.5       20.2
  75.01 - 80.00 ............      77       1,514,328,046     41.3      41.9       35.6
----------------------------------------------------------------------------------------
                                 209      $3,663,837,892    100.0%    100.0%     100.0%
----------------------------------------------------------------------------------------
  MIN: 33.3%                    MAX: 80.0%                      WTD. AVERAGE: 71.2%
----------------------------------------------------------------------------------------


MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(3)



----------------------------------------------------------------------------------------
        RANGE OF         NUMBER OF      AGGREGATE
  MATURITY DATE OR ARD    MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
     LTV RATIOS(%)         LOANS         BALANCE         POOL    GROUP 1    GROUP 2
----------------------------------------------------------------------------------------

  0.00 - 5.00 .........       2      $    7,273,612       0.2%      0.0%       1.8%
  20.01 - 30.00 .......       3           9,479,067       0.3       0.3        0.0
  30.01 - 40.00 .......       3           5,276,293       0.1       0.2        0.0
  40.01 - 50.00 .......      14         300,407,919       8.2       8.7        3.3
  50.01 - 55.00 .......      16         205,903,175       5.6       5.6        5.9
  55.01 - 60.00 .......      25         351,753,226       9.6       8.9       16.9
  60.01 - 65.00 .......      53         534,945,562      14.6      14.4       16.9
  65.01 - 70.00 .......      48         926,681,038      25.3      23.9       39.9
  70.01 - 75.00 .......      16         812,234,000      22.2      23.7        5.6
  75.01 - 80.00 .......      29         509,884,000      13.9      14.3        9.7
----------------------------------------------------------------------------------------
                            209      $3,663,837,892     100.0%    100.0%     100.0%
----------------------------------------------------------------------------------------
  MIN: 22.7%                    MAX:   80.0%                    WTD. AVERAGE: 66.0%
----------------------------------------------------------------------------------------


(1)  Eleven (11) Mortgage Loans (loan numbers 1, 2, 3, 14, 15, 87, 95, 96, 100,
     101 and 108), representing 20.4% of the Cut-Off Date Pool Balance (22.3% of
     the Cut-Off Date Group 1 Balance), are part of a pari passu split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of such Mortgage Loan (treating the U-Haul Portfolio loans as a single loan) and the related Pari Passu Companion Loan.
(2)  For purposes of determining the DSC ratios for 4 Mortgage Loans (loan numbers 79, 119, 164 and 172), representing 0.6% of the Cut-Off Date Pool
     Balance (2 Mortgage Loans in Loan Group 1 or 0.4% of the Cut-Off Date Group
     1 Balance and 2 Mortgage Loans in Loan Group 2 or 2.9% of the Cut-Off Date
     Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.
(3)  For purposes of determining the LTV ratio for 1 Mortgage Loan (loan number
     74), representing 0.3% of the Cut-Off Date Pool Balance (0.3% of the
     Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit. In addition, with respect to certain Mortgage Loans, "as stabilized" appraised values
     (as defined in the related appraisal) were used as opposed to "as is"
     appraised values. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD



----------------------------------------------------------------------------------------
         RANGE OF           NUMBER OF      AGGREGATE
     ORIGINAL TERM TO        MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
 MATURITY OR ARD (MONTHS)     LOANS         BALANCE        POOL     GROUP 1    GROUP 2
----------------------------------------------------------------------------------------

  0 - 60 .................      40      $  760,902,727      20.8%     21.8%       9.7%
  61 - 84 ................      19         408,170,411      11.1      12.1        1.6
  85 - 108 ...............       2          34,500,000       0.9       1.0        0.0
  109 - 120 ..............     145       2,450,900,592      66.9      65.0       86.9
  131 - 156 ..............       1           2,090,550       0.1       0.1        0.0
  169 - 180 ..............       2           7,273,612       0.2       0.0        1.8
----------------------------------------------------------------------------------------
                               209      $3,663,837,892     100.0%    100.0%     100.0%
----------------------------------------------------------------------------------------
  MIN: 60                       MAX: 180                        WTD. AVERAGE: 103
----------------------------------------------------------------------------------------


ORIGINAL AMORTIZATION TERM



-------------------------------------------------------------------------------------
        RANGE OF          NUMBER OF      AGGREGATE
  ORIGINAL AMORTIZATION    MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
     TERMS (MONTHS)         LOANS         BALANCE        POOL    GROUP 1    GROUP 2
-------------------------------------------------------------------------------------

  145 - 180 ............       2      $    7,273,612      0.2%      0.0%       1.8%
  229 - 264 ............       8          42,865,779      1.2       1.3        0.0
  265 - 300 ............      20         171,025,269      4.7       5.1        0.0
  301 - 348 ............       6          25,284,444      0.7       0.8        0.0
  349 - 360 ............     100       1,763,438,788     48.1      45.0       81.3
  Varies ...............       3          76,200,000      2.1       2.3        0.0
  Non-amortizing .......      70       1,577,750,000     43.1      45.6       16.8
-------------------------------------------------------------------------------------
                             209      $3,663,837,892    100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------
  MIN: 180                      MAX: 360                        WTD. AVERAGE: 351*
-------------------------------------------------------------------------------------


*    Excludes the non-amortizing loans.

SEASONING



-------------------------------------------------------------------------------------
                      NUMBER OF      AGGREGATE
                       MORTGAGE     CUT-OFF DATE      % OF       % OF       % OF
 SEASONING (MONTHS)     LOANS         BALANCE         POOL     GROUP 1    GROUP 2
-------------------------------------------------------------------------------------

  0 - 12 ...........     207      $3,655,830,270       99.8%     99.8%      100.0%
  13 - 24 ..........       1           3,794,357        0.1       0.1         0.0
  25 - 36 ..........       1           4,213,265        0.1       0.1         0.0
-------------------------------------------------------------------------------------
                         209      $3,663,837,892      100.0%    100.0%      100.0%
-------------------------------------------------------------------------------------
  MIN: 0                                MAX:  36                WTD. AVERAGE: 1
-------------------------------------------------------------------------------------


REMAINING TERM TO MATURITY OR ARD



---------------------------------------------------------------------------------------
         RANGE OF           NUMBER OF      AGGREGATE
    REMAINING TERMS TO       MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
 MATURITY OR ARD (MONTHS)     LOANS         BALANCE        POOL     GROUP 1    GROUP 2
---------------------------------------------------------------------------------------

  0 - 60 .................      40      $  760,902,727      20.8%     21.8%       9.7%
  61 - 84 ................      20         412,383,676      11.3      12.2        1.6
  85 - 108 ...............       3          38,294,357       1.0       1.1        0.0
  109 - 120 ..............     143       2,442,892,970      66.7      64.7       86.9
  121 - 156 ..............       1           2,090,550       0.1       0.1        0.0
  169 - 179 ..............       2           7,273,612       0.2       0.0        1.8
---------------------------------------------------------------------------------------
                               209      $3,663,837,892     100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------
  MIN: 53                               MAX: 179                WTD. AVERAGE: 102
---------------------------------------------------------------------------------------


REMAINING STATED AMORTIZATION TERM



--------------------------------------------------------------------------------------
         RANGE OF          NUMBER OF      AGGREGATE
  REMAINING AMORTIZATION    MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
      TERMS (MONTHS)         LOANS         BALANCE        POOL    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------

  145 - 180 .............       2      $    7,273,612      0.2%      0.0%       1.8%
  193 - 228 .............       1           4,213,265      0.1       0.1        0.0
  229 - 264 .............       7          38,652,515      1.1       1.2        0.0
  265 - 300 .............      20         171,025,269      4.7       5.1        0.0
  301 - 348 .............       6          25,284,444      0.7       0.8        0.0
  349 - 360 .............     100       1,763,438,788     48.1      45.0       81.3
  Varies ................       3          76,200,000      2.1       2.3        0.0
  Non-amortizing ........      70       1,577,750,000     43.1      45.6       16.8
--------------------------------------------------------------------------------------
                              209      $3,663,837,892    100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------
  MIN: 179                      MAX: 360                        WTD. AVERAGE: 351*
--------------------------------------------------------------------------------------


*    Excludes the non-amortizing loans.

PREPAYMENT PROVISIONS SUMMARY



------------------------------------------------------------------------------------------------
                                   NUMBER OF      AGGREGATE
                                    MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
      PREPAYMENT PROVISIONS          LOANS         BALANCE         POOL     GROUP 1    GROUP 2
------------------------------------------------------------------------------------------------

  Lockout/Defeasance ............     164      $2,360,543,767       64.4%     63.8%      71.1%
  Yield Maintenance .............      10         598,913,000       16.3      17.1        8.9
  Lockout/Defeasance or Yield
    Maintenance .................      16         255,831,000        7.0       7.6        0.0
  Lockout/Yield Maintenance .....      17         235,642,482        6.4       5.1       20.0
  Yield Maintenance/
    Defeasance ..................       1         204,416,548        5.6       6.1        0.0
  Lockout/Defeasance/
    Prepayment Premium ..........       1           8,491,094        0.2       0.3        0.0
------------------------------------------------------------------------------------------------
                                      209      $3,663,837,892      100.0%    100.0%     100.0%
------------------------------------------------------------------------------------------------


The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)(4)

PREPAYMENT ANALYSIS



-----------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION             AUGUST-05       AUGUST-06       AUGUST-07       AUGUST-08       AUGUST-09

Locked Out                             78.07%          78.07%          16.55%           5.39%           0.82%
Defeasance                              0.00            0.00           63.56           65.86           69.70
Yield Maintenance                      21.93           21.93           19.88           28.75           28.63
Prepayment Premium                      0.00            0.00            0.00            0.00            0.00
Open                                    0.00            0.00            0.00            0.00            0.86
-----------------------------------------------------------------------------------------------------------------
Total                                 100.00%         100.00%         100.00%         100.00%         100.00%
-----------------------------------------------------------------------------------------------------------------
Cut-Off Date Pool Balance
Outstanding (in millions)         $ 3,663.84      $ 3,652.21      $ 3,637.55      $ 3,617.85      $ 3,591.44
-----------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Pool Balance        100.00%          99.68%          99.28%          98.74%          98.02%
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION             AUGUST-10        AUGUST-11       AUGUST-12      AUGUST-13       AUGUST-14      AUGUST-15

Locked Out                              0.00%           0.00%           0.00%           0.00%          0.00%           0.00%
Defeasance                             82.75           82.69           89.20           89.00          88.94          100.00
Yield Maintenance                      16.70           14.75           10.80           11.00          11.06            0.00
Prepayment Premium                      0.28            0.28            0.00            0.00           0.00            0.00
Open                                    0.27            2.28            0.00            0.00           0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
Total                                 100.00%         100.00%         100.00%         100.00%        100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Pool Balance
Outstanding (in millions)         $ 2,802.84      $ 2,701.14      $ 2,338.21      $ 2,273.33     $ 2,234.72     $     4.36
-------------------------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Pool Balance         76.50%          73.72%          63.82%         62.05           60.99%           0.12%
-------------------------------------------------------------------------------------------------------------------------------


(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).
(2)  Based on the assumptions set forth in footnote (1) above, after August
     2015, the outstanding loan balances represent less than 0.12% of the
     Cut-Off Date Pool Balance.
(3)  Assumes yield maintenance for each Mortgage Loan with the option to defease or pay yield maintenance.
(4)  With respect to 2 Mortgage Loans (loan numbers 24 and 88), representing
     1.1% of the Cut-Off Date Pool Balance (1 Mortgage Loan in Loan Group 1 or
     1.0% of the Cut-Off Date Group 1 Balance and 1 Mortgage Loan in Loan Group
     2 or 2.7% of the Cut-Off Date Group 2 Balance), funds deposited in reserve accounts are assumed not to be applied to pay down the outstanding principal balance of the related Mortgage Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)(4)

PREPAYMENT ANALYSIS



--------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION           AUGUST-05       AUGUST-06       AUGUST-07       AUGUST-08       AUGUST-09

Locked Out                           76.84%          76.84%          13.84%           2.81%           0.21%
Defeasance                            0.00            0.00           66.00           67.76           69.65
Yield Maintenance                    23.16           23.16           20.16           29.42           30.14
Prepayment Premium                    0.00            0.00            0.00            0.00            0.00
Open                                  0.00            0.00            0.00            0.00            0.00
--------------------------------------------------------------------------------------------------------------
Total                               100.00%         100.00%         100.00%         100.00%         100.00%
--------------------------------------------------------------------------------------------------------------
Cut-Off Date Group 1 Balance
Outstanding (in millions)       $ 3,344.95      $ 3,334.58      $ 3,321.42      $ 3,304.14      $ 3,280.95
--------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Group 1
 Balance                            100.00%          99.69%          99.30%          98.78%          98.09%
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION           AUGUST-10       AUGUST-11       AUGUST-12       AUGUST-13       AUGUST-14      AUGUST-15

Locked Out                            0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
Defeasance                           83.29           83.25           90.72           90.53           90.47          100.00
Yield Maintenance                    16.10           13.90            9.28            9.47            9.53            0.00
Prepayment Premium                    0.31            0.32            0.00            0.00            0.00            0.00
Open                                  0.30            2.53            0.00            0.00            0.00            0.00
------------------------------------------------------------------------------------------------------------------------------
Total                               100.00%         100.00%         100.00%         100.00%         100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Group 1 Balance
Outstanding (in millions)       $ 2,527.11      $ 2,429.81      $ 2,076.14      $ 2,016.07      $ 1,982.54     $     1.96
------------------------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Group 1
 Balance                             75.55%          72.64%          62.07%          60.27%          59.27%           0.06%
------------------------------------------------------------------------------------------------------------------------------


(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).
(2)  Based on the assumptions set forth in footnote (1) above, after August
     2015, the outstanding loan balances represent less than 0.06% of the
     Cut-Off Date Group 1 Balance.
(3)  Assumes yield maintenance for each Mortgage Loan with the option to defease or pay yield maintenance.
(4)  With respect to 1 Mortgage Loan (loan number 24), representing approximately 0.9% of the Cut-Off Date Pool Balance (1.0% of the Cut-Off
     Date Group 1 Balance), funds deposited in reserve accounts are assumed not to be applied to pay down the outstanding principal balance of the related
     Mortgage Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

PREPAYMENT ANALYSIS



-----------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION           AUGUST-05     AUGUST-06     AUGUST-07     AUGUST-08     AUGUST-09

Locked Out                           91.06%        91.03%        45.04%        32.49%         7.24%
Defeasance                            0.00          0.00         37.98         45.83         70.18
Yield Maintenance                     8.94          8.97         16.99         21.68         12.66
Prepayment Premium                    0.00          0.00          0.00          0.00          0.00
Open                                  0.00          0.00          0.00          0.00          9.92
-----------------------------------------------------------------------------------------------------
Total                               100.00%       100.00%       100.00%       100.00%       100.00%
-----------------------------------------------------------------------------------------------------
Cut-Off Date Group 2 Balance
Outstanding (in millions)       $   318.88    $   317.63    $   316.12    $   313.71    $   310.49
-----------------------------------------------------------------------------------------------------
% of Cut-Off Date Group 2
 Balance                            100.00%        99.61%        99.13%        98.38%        97.37%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION           AUGUST-10     AUGUST-11     AUGUST-12     AUGUST-13     AUGUST-14     AUGUST-15

Locked Out                            0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
Defeasance                           77.81         77.69         77.16         77.01         76.84        100.00
Yield Maintenance                    22.19         22.31         22.84         22.99         23.16          0.00
Prepayment Premium                    0.00          0.00          0.00          0.00          0.00          0.00
Open                                  0.00          0.00          0.00          0.00          0.00          0.00
--------------------------------------------------------------------------------------------------------------------
Total                               100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
--------------------------------------------------------------------------------------------------------------------
Cut-Off Date Group 2 Balance
Outstanding (in millions)       $   275.73    $   271.33    $   262.06    $   257.26    $   252.19    $     2.40
--------------------------------------------------------------------------------------------------------------------
% of Cut-Off Date Group 2
 Balance                             86.47%        85.09%        82.18%        80.67%        79.08%         0.75%
--------------------------------------------------------------------------------------------------------------------


(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticpated Repayment Date).
(2)   Based on the assumptions set forth in footnote (1) above, after August
      2015, the outstanding loan balances represent less than 0.75% of the
      Cut-Off Date Group 2 Balance.
(3)   With respect to 1 Mortgage Loan (loan number 88), representing 0.2% of the Cut-Off Date Pool Balance (2.7% of the Cut-Off Date Group 2 Balance),
      funds deposited in reserve accounts are assumed not to be applied to pay down to the outstanding principal balance of the Mortgage Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

             TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE



                                               NUMBER OF
                                               MORTGAGE
                                                LOANS /
                               MORTGAGE        NUMBER OF                                          % OF
                                 LOAN          MORTGAGED       LOAN        CUT-OFF DATE       INITIAL POOL
        LOAN NAME               SELLER        PROPERTIES      GROUP         BALANCE(1)           BALANCE
-------------------------    ------------    ------------    -------    -----------------    --------------

AmericasMart A-2 ........      Wachovia          1/1            1          $  204,416,548          5.6%
NGP Rubicon GSA
 Pool ...................      Artesia          1/14            1             194,500,000          5.3
1000 & 1100
 Wilson .................      Wachovia          1/1            1             182,500,000          5.0
60 Hudson Street ........      Wachovia          1/1            1             160,000,000          4.4
Macon & Burlington
 Mall Pool ..............      Wachovia          1/2            1             141,200,000          3.9
Millennium Park
 Plaza ..................      Wachovia          1/1            1             140,000,000          3.8
200 Public Square .......      Wachovia          1/1            1             115,000,000          3.1
Extra Space
 Portfolio ..............      Wachovia         15/15           1             100,000,000          2.7
Prentiss Pool ...........      Wachovia          1/2            1             100,000,000          2.7
1701 North Fort
 Myer ...................      Wachovia          1/1            1              86,500,000          2.4
                                               ------                      --------------         ----
                                                24/39                      $1,424,116,548         38.9%
                                               ======                      ==============         ====
The Forum at
 Carlsbad ...............      Wachovia          1/1            1          $   85,000,000          2.3%
1101 Wilson .............      Wachovia          1/1            1              84,500,000          2.3
Marriott - Los
 Angeles, CA ............      Wachovia          1/1            1              82,600,000          2.3
1400 Key & 1401
 Wilson .................      Wachovia          1/1            1              67,100,000          1.8
Westfield San
 Francisco
 Centre .................      Wachovia          1/1            1              60,000,000          1.6
101 Avenue of the
 Americas ...............      Wachovia          1/1            1              59,813,870          1.6
Renaissance
 Worthington
 Hotel ..................      Wachovia          1/1            1              57,400,000          1.6
1501 &
 1515 Wilson ............      Wachovia          1/1            1              48,000,000          1.3
U-Haul Portfolio ........      CW Capital       6/161           1              44,937,023          1.2
Evansville Pavilion .....      Wachovia          1/1            1              43,760,000          1.2
                                               ------                      --------------         ----
                                               15/170                      $  633,110,892         17.3%
                                               ------                      --------------         ----
                                               39/209                      $2,057,227,441         56.1%
                                               ======                      ==============         ====

                              % OF
                           APPLICABLE                                               WEIGHTED    WEIGHTED
                             CUT-OFF                                                 AVERAGE    AVERAGE
                              DATE                              LOAN                 CUT-OFF      LTV       WEIGHTED
                              LOAN                            BALANCE    WEIGHTED     DATE      RATIO AT    AVERAGE
                              GROUP          PROPERTY         PER SF/     AVERAGE      LTV      MATURITY    MORTGAGE
        LOAN NAME            BALANCE           TYPE           ROOM(2)     DSCR(2)   RATIO(2)   OR ARD(2)      RATE
------------------------- ------------ -------------------- ----------- ---------- ---------- ----------- -----------

AmericasMart A-2 ........     6.1%      Special Purpose -    $    100      2.28x      56.0%      47.2%       5.720%
                                         Merchandise Mart
NGP Rubicon GSA
 Pool ...................     5.8%           Various         $    130      1.27x      79.9%      74.2%       5.460%
1000 & 1100
 Wilson .................     5.5%      Office - Suburban    $    341      1.48x      73.9%      73.9%       4.970%
60 Hudson Street ........     4.8%        Office - CBD       $    152      3.43x      55.2%      55.2%       5.000%
Macon & Burlington
 Mall Pool ..............     4.2%      Retail - Anchored    $    119      1.37x      80.0%      69.0%       5.780%
Millennium Park                            Mixed Use -
 Plaza ..................     4.2%      Multifamily/Office   $    194      1.56x      80.0%      80.0%       5.130%
200 Public Square .......     3.4%         Office - CBD      $     97      1.71x      75.7%      71.3%       5.180%
Extra Space
 Portfolio ..............     3.0%         Self Storage      $     91      1.69x      77.5%      77.5%       5.260%
Prentiss Pool ...........     3.0%      Office - Suburban    $    217      1.22x      79.9%      70.4%       4.840%
1701 North Fort
 Myer ...................     2.6%      Office - Suburban    $    308      1.54x      75.9%      75.9%       4.970%
                                                                           1.80x      72.2%      68.0%       5.272%
The Forum at
 Carlsbad ...............     2.5%      Retail - Anchored    $    322      1.72x      68.8%      68.8%       4.810%
1101 Wilson .............     2.5%      Office - Suburban    $    255      1.46x      69.8%      69.8%       4.970%
Marriott - Los                         Hospitality - Full
 Angeles, CA ............     2.5%           Service         $ 82,271      2.74x      63.4%      63.4%       5.300%
1400 Key & 1401
 Wilson .................     2.0%      Office - Suburban    $    187      1.83x      69.2%      69.2%       4.970%
Westfield San
 Francisco
 Centre .................     1.8%      Retail - Anchored    $    241      2.47x      53.1%      53.1%       4.780%
101 Avenue of the
 Americas ...............     1.8%        Office - CBD       $    364      1.70x      59.8%      54.0%       5.339%
Renaissance
 Worthington                           Hospitality - Full
 Hotel ..................     1.7%           Service         $113,889      1.67x      70.0%      63.8%       5.400%
1501 &
 1515 Wilson ............     1.4%      Office - Suburban    $    197      1.60x      73.8%      73.8%       4.970%
U-Haul Portfolio ........     1.3%         Self Storage      $     70      1.42x      74.0%      56.6%       5.520%
Evansville Pavilion .....     1.3%      Retail - Anchored    $    160      1.21x      80.0%      71.2%       5.090%
                                                                           1.83x      67.6%      64.6%       5.095%
                                                                           1.81x      70.8%      67.0%       5.218%


(1)  In the case of a concentration of cross-collateralized mortgage loans, the aggregate principal balance.

(2)  Each of the AmericasMart mortgage loan, the NGP Rubicon GSA Pool mortgage loan, the 1000 & 1100 Wilson mortgage loan, the Westfield San Francisco
     Centre mortgage loan, the 101 Avenue of the Americas mortgage loan and the
     U-Haul Portfolio mortgage loans are part of a split loan structure that includes one or more pari passu companion loans that are not included in the trust fund. With respect to these mortgage loans, unless otherwise specified, the calculations of LTV ratios, DSC ratios and loan balance per square foot/room are based on the aggregate indebtedness of or debt service on, as applicable, each such mortgage loan (treating the U-Haul Portfolio loans as a single loan) and the related pari passu companion loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                  AMERICASMART
--------------------------------------------------------------------------------

[PICTURE OF AMERICASMART OMITTED]              [PICTURE OF AMERICASMART OMITTED]

[PICTURE OF AMERICASMART OMITTED]              [PICTURE OF AMERICASMART OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                  AMERICASMART
--------------------------------------------------------------------------------

                          [MAP OF AMERICASMART OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                  AMERICASMART
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $204,416,548
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    5.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                               AMC, Inc.
 TYPE OF SECURITY                                                           Both
 MORTGAGE RATE                                                            5.720%
 MATURITY DATE                                                      May 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                       None
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         117 / 357
 LOCKBOX                                                                     Yes
 SHADOW RATING (MOODY'S/S&P/FITCH)(1)                               Baa1/AA+/AA-

 UP-FRONT RESERVES
   TAX/INSURANCE                Yes
   ENGINEERING                  $1,838,854
   ENVIRONMENTAL(2)             $300,000
   GROUND RENT(3)               $1,117,136

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                Yes
   REPLACEMENT(4)               $68,333
   TI/LC(5)                     $39,697

 ADDITIONAL FINANCING           Pari Passu Debt                     $204,416,548

                                                             PARI PASSU NOTES(6)
                                                             -------------------
 CUT-OFF DATE BALANCE                                               $408,833,096
 CUT-OFF DATE BALANCE/SF                                                    $100
 CUT-OFF DATE LTV                                                          56.0%
 MATURITY DATE LTV                                                         47.2%
 UW DSCR ON NCF                                                            2.28x
--------------------------------------------------------------------------------
(1)  Moody's, S&P and Fitch have confirmed that the AmericasMart Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.
(2)  An environmental reserve was taken to remove a 500-gallon UST that did not pass a tightness test, and to remediate any affected soil. The borrower has since removed the tank. The estimated removal cost was $160,000.
(3)  The Mortgaged Property is subject to multiple ground leases. For leases that do provide standard lender protections through ground leases or ground lease estoppels, one year of ground rent has been reserved upfront. In instances where this is not addressed in the ground lease or in the ground lease estoppel, five years of ground rent has been reserved upfront.
(4)  Capped at $785,000.
(5)  Capped at $476,364.
(6)  LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the AmericasMart Loan and the AmericasMart Pari
     Passu Companion Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Atlanta, GA
 PROPERTY TYPE                               Special Purpose -- Merchandise Mart
 SIZE (SF)                                                             4,070,908
 OCCUPANCY AS OF APRIL 1, 2005*                                            95.9%
 YEAR BUILT / YEAR RENOVATED                            1961, 1979 & 1992 / 2004
 APPRAISED VALUE                                                    $730,000,000
 PROPERTY MANAGEMENT                                                   AMC, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                        $125,501,967
 UW TOTAL EXPENSES                                                  $ 58,744,329
 UW NET OPERATING INCOME (NOI)                                      $ 66,757,637
 UW NET CASH FLOW (NCF)                                             $ 65,208,833
--------------------------------------------------------------------------------

NOTES:
*    Calculated excluding exhibition tenant space.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                  AMERICASMART
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                        NET      % OF NET                                % OF          DATE OF
                                      RATINGS         RENTABLE   RENTABLE    ACTUAL                     ACTUAL          LEASE
TENANT                           MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF    ACTUAL RENT      RENT         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

225 Unlimited, Inc. ...........       NR/NR/NR          27,277       0.7%    $ 31.13   $    849,120        0.7%  Multiple Spaces(1)
Christian Mosso Group, LLC ....       NR/NR/NR          20,374       0.5     $ 30.06        612,396        0.5       September 2009
Atlanta Napp Deady, Inc. ......       NR/NR/NR          20,285       0.5     $ 32.46        658,392        0.6                  MTM
Syratech Corporation ..........       NR/NR/NR          18,707       0.5     $ 40.65        760,500        0.6   Multiple Spaces(2)
Nourison Rug Corp. ............       NR/NR/NR          18,586       0.5     $ 12.50        232,284        0.2        November 2009
Non-major Permanent Tenants ...                      2,941,067      72.2     $ 29.90     87,944,624       73.8
Exhibition Tenant Space .......                        895,145      22.0     $ 31.35     28,059,307       23.6
Vacant Permanent Space ........                        129,467       3.2                          0        0.0
                                                     ---------     -----               ------------      -----
TOTAL .........................                      4,070,908     100.0%              $119,116,623      100.0%
                                                     =========     =====               ============      =====
------------------------------------------------------------------------------------------------------------------------------------


(1)  Under the terms of multiple leases, approximately 13,848 SF expire in March
     2007, approximately 3,904 SF expire in October 2007 and approximately 9,525
     SF expire in September 2009.

(2)  Under the terms of multiple leases, approximately 3,426 SF expire in
     October 2005, approximately 7,659 SF expire in May 2006 and approximately
     7,622 SF expire in October 2007.



-------------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-------------------------------------------------------------------------------------------------------------------------

     2005           468        $ 29.29      703,815          22.2%           22.2%          22.6%            22.6%
     2006           440        $ 30.31      674,250          21.2%           43.4%          22.4%            45.1%
     2007           449        $ 31.00      783,127          24.7%           68.1%          26.7%            71.7%
     2008           167        $ 29.93      383,431          12.1%           80.1%          12.6%            84.4%
     2009           131        $ 28.69      420,358          13.2%           93.4%          13.2%            97.6%
     2010            15        $ 28.28       57,257           1.8%           95.2%           1.8%            99.4%
     2011             2        $ 34.66        7,422           0.2%           95.4%           0.3%            99.7%
     2012             2        $ 19.93       15,788           0.5%           95.9%           0.3%           100.0%
     2013             0        $  0.00            0           0.0%           95.9%           0.0%           100.0%
     2014             0        $  0.00            0           0.0%           95.9%           0.0%           100.0%
     2015             1        $  0.00          848           0.0%           95.9%           0.0%           100.0%
  Thereafter          0        $  0.00            0           0.0%           95.9%           0.0%           100.0%
    Vacant            0          NA         129,467           4.1%          100.0%           0.0%           100.0%
-------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                  AMERICASMART
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "AmericasMart Loan") is secured by a first deed to secure debt encumbering both the fee and leasehold interests in a merchandise mart located in Atlanta, Georgia. The AmericasMart Loan represents approximately 5.6% of the Cut-Off Date Pool Balance. The
     AmericasMart Loan was originated on May 2, 2005, and has a principal balance as of the Cut-Off Date of $204,416,548. The AmericasMart Loan,
     which is evidenced by a pari passu note dated May 2, 2005, is a portion of a whole loan with an original principal balance of $410,000,000. The other loan related to the AmericasMart Loan is evidenced by a separate note, dated May 2, 2005 (the "AmericasMart Pari Passu Companion Loan"), with an original principal balance of $205,000,000.

     The AmericasMart Loan has a remaining term of 117 months and matures on May
     11, 2015. The AmericasMart Loan may be prepaid with the payment of a yield maintenance charge prior to September 11, 2007, permits defeasance with
     United States government obligations from September 11, 2007 until February
     10, 2015, and may be prepaid without payment of a yield maintenance charge on or after February 11, 2015.

o    THE BORROWER. The borrower is AmericasMart Real Estate, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the AmericasMart Loan. The sponsor is AMC, Inc., whose controlling principal is John Portman. Mr.
     Portman designed and built the Mortgaged Property and is recognized both as an architect and developer, with over 50 years of expertise in designing hotels, universities, offices, trade marts and mixed-use urban complexes all over the world.

o    THE PROPERTY. The Mortgaged Property is an approximately 4,070,908 square foot merchandise mart, consisting of three integrated, interconnected buildings known as the Merchandise Mart, the Gift Mart and the Apparel
     Mart, situated on approximately 7.8 acres. The Mortgaged Property was constructed in 1961, 1979 and 1992 and renovated in 2004. The Mortgaged
     Property is located in Atlanta, Georgia. As of April 1, 2005, the occupancy rate for the Mortgaged Property securing the AmericasMart Loan, excluding the exhibition space, was approximately 95.9%.

     The Mortgaged Property consists of approximately 3,175,763 square feet of permanent space tenanted by approximately 1,700 manufacturers and their representatives, with the remaining approximately 895,145 square feet currently designated as exhibition space that is leased to exhibitors during numerous trade shows held throughout the year. The largest tenant represents only approximately 0.7% of the net rentable area, and the average tenant occupies approximately 1,800 square feet. The Mortgaged
     Property is one of the largest wholesale market centers in the nation, and has been positioned as a department store for retailers. The Mortgaged
     Property is designed specifically to showcase such consumer goods and to bring together manufacturers and wholesale representatives with retailers to conduct wholesale trade.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. AMC, Inc., the sponsor, is the property manager for the
     Mortgaged Property securing the AmericasMart Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

[PICTURE OF NGP RUBICON              [PICTURE OF NGP RUBICON
 GSA POOL OMITTED]                       GSA POOL OMITTED]

[PICTURE OF NGP RUBICON              [PICTURE OF NGP RUBICON
 GSA POOL OMITTED]                       GSA POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

                      [MAP OF NGP RUBICON GSA POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                    Artesia
 CUT-OFF DATE BALANCE                                               $194,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    5.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                    NGP Capital Partners
                                                             III LLC and Rubicon
                                                                   US REIT, Inc.
 TYPE OF SECURITY                                                        Various
 MORTGAGE RATE                                                            5.460%
 MATURITY DATE                                                     June 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   TAX/INSURANCE              Yes
   TI/LC/CAPEX                $2,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE              Yes
   TI/LC/CAPEX                Springing(1)
   OTHER                      Springing(2)

 ADDITIONAL FINANCING         Pari Passu Debt                       $194,500,000
                              Mezzanine Debt(3)                      $ 5,000,000

                                                             PARI PASSU NOTES(4)
                                                           ---------------------
 CUT-OFF DATE BALANCE                                               $389,000,000
 CUT-OFF DATE BALANCE/SF                                                   $ 130
 CUT-OFF DATE LTV                                                          79.9%
 MATURITY DATE LTV                                                         74.2%
 UW DSCR ON NCF                                                            1.27x
--------------------------------------------------------------------------------

(1)  Beginning January 1, 2010, a cash flow sweep will begin until such time as the Army Corps of Engineers or the Federal Supply Service renews their respective leases on terms and conditions acceptable to the mortgagee, as set forth in the related Mortgage Loan documents.
(2)  If the NOI falls below $33,000,000, a cash flow sweep will begin until the
     NOI exceeds $33,000,000 on a trailing six-month basis. The reserve may be used for leasing costs, capital expenditures, debt service or as additional collateral.
(3)  Future mezzanine debt is permitted up to a maximum amount of $24,000,000, subject to certain conditions set forth in the related Mortgage Loan documents, including the payment in full of the existing mezzanine debt referenced above.
(4)  LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the NGP Rubicon GSA Pool Loan and the NGP Rubicon
     GSA Pool Pari Passu Companion Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               14
 LOCATION                                                                Various
 PROPERTY TYPE                                                           Various
 SIZE (SF)                                                             2,990,570
 OCCUPANCY AS OF MAY 13, 2005                                              98.6%
 YEAR BUILT / YEAR RENOVATED                                   Various / Various
 APPRAISED VALUE                                                    $487,000,000
 PROPERTY MANAGEMENT                                      CB Richard Ellis, Inc.
 UW ECONOMIC OCCUPANCY                                                     96.7%
 UW REVENUES                                                         $55,131,828
 UW TOTAL EXPENSES                                                   $18,666,860
 UW NET OPERATING INCOME (NOI)                                       $36,464,968
 UW NET CASH FLOW (NCF)                                              $33,488,800
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                   NGP RUBICON GSA POOL SUMMARY
----------------------------------------------------------------------------------------------
                                                                                                                   CUT-OFF
                                                                                                                    DATE
                                                         YEAR                                         NET          BALANCE
                                      CUT-OFF DATE       BUILT/                                     RENTABLE         PER
         PROPERTY NAME                 BALANCE(1)      RENOVATED            LARGEST TENANT          AREA(2)       SF(2)(3)
-------------------------------------------------------------------------------------------------------------------------------

Rubicon NGP - Burlington, NJ         $41,006,000        1990/NA         GSA (Federal Supply         1,048,631        $ 78
                                                                              Service)
Rubicon NGP - Sacramento,                                               GSA (Army Corp of            326,306        $176
  CA .........................        28,736,000        1989/NA              Engineers)
Rubicon NGP - Suffolk, VA ...         27,811,000        1993/NA          GSA (Joint Forces            351,075        $158
                                                                              Command)
Rubicon NGP - Washington,                                             GSA (Federal Election          146,365        $328
  DC .........................        24,030,200       1931/1988            Commission)
Rubicon NGP - Kansas City,                                              GSA (Environmental           182,554        $197
  KS .........................        18,000,000        1999/NA          Protection Agency)
Rubicon NGP - San Diego, CA           10,759,000        1988/NA        GSA (Dept of Veterans          131,891        $163
                                                                              Affairs)
Rubicon NGP - Concord, MA ...         10,240,000       1962/1997         GSA (Army Corps of            97,256        $211
                                                                             Engineers)
Rubicon NGP - Philadelphia,                                                 GSA (INS)                 88,717        $158
  PA .........................         7,000,000       1911/1997
Rubicon NGP - Huntsville, AL           6,983,200       1994/2005         GSA (Army Corps of           118,040        $118
                                                                             Engineers)
Rubicon NGP - Houston, TX ...          6,130,600       1972/1996       GSA (Drug Enforcement          138,020        $ 89
                                                                              Agency)
Rubicon NGP - Providence, RI           6,090,000        1982/NA                 GSA                   130,600        $ 93

Rubicon NGP - Aurora, CO ....          3,248,000        1998/NA       GSA (Tricare Management         103,000        $ 63
                                                                            Activities)
Rubicon NGP - Lakewood, CO             2,720,200       1974/1994    GSA (Dept. of the Interior)        74,285        $ 73

Rubicon NGP - Norfolk, VA ...          1,745,800        1994/NA              GSA (FBI)                 53,830        $ 65
                                    ------------                                                    ---------
TOTAL/WEIGHTED AVERAGE .......      $194,500,000                                                    2,990,570        $130
                                    ============                                                    =========

----------------------------------------------------------------------------------------------

                                               UW                                     APPRAISED
                                               OCC          UW          APPRAISED       VALUE     ALLOCATED
         PROPERTY NAME          OCCUPANCY       %          NCF            VALUE       PER SF(3)    LTV(3)
-----------------------------------------------------------------------------------------------------------

Rubicon NGP - Burlington, NJ       100.0%      98.0%   $ 8,022,669   $ 101,000,000       $ 96        81.2%

Rubicon NGP - Sacramento,           90.5%      91.5%     4,906,170      74,500,000       $228        77.1%
  CA .........................
Rubicon NGP - Suffolk, VA ...      100.0%      98.0%     4,547,117      68,500,000       $195        81.2%

Rubicon NGP - Washington,          100.0%      98.0%     2,793,282      62,700,000       $428        76.7%
  DC .........................
Rubicon NGP - Kansas City,         100.0%      98.0%     2,987,353      45,000,000       $247        80.0%
  KS .........................
Rubicon NGP - San Diego, CA        100.0%      98.0%     2,144,405      26,500,000       $201        81.2%

Rubicon NGP - Concord, MA ...      100.0%      98.0%     1,475,339      25,600,000       $263        80.0%

Rubicon NGP - Philadelphia,        100.0%      98.0%     1,193,763      16,900,000       $190        82.8%
  PA .........................
Rubicon NGP - Huntsville, AL       100.0%      98.0%     1,163,951      17,200,000       $146        81.2%

Rubicon NGP - Houston, TX ...       99.6%      98.0%       887,879      15,100,000       $109        81.2%

Rubicon NGP - Providence, RI       100.0%      98.0%     1,844,123      15,000,000       $115        81.2%

Rubicon NGP - Aurora, CO ....      100.0%      98.0%       740,467       8,000,000       $ 78        81.2%

Rubicon NGP - Lakewood, CO          85.0%      85.7%       424,695       6,700,000       $ 90        81.2%

Rubicon NGP - Norfolk, VA ...      100.0%      98.0%       357,587       4,300,000       $ 80        81.2%
                                                       -----------   -------------
TOTAL/WEIGHTED AVERAGE .......      98.6%      96.7%   $33,488,800   $ 487,000,000       $163        79.9%
                                                       ===========   =============
-----------------------------------------------------------------------------------------------------------


(1)  The Cut-Off Date Balance is the amount of the NGP Rubicon GSA Pool Loan allocated to each property. This column does not reflect the NGP Rubicon
     GSA Pool Pari Passu Companion Loan.
(2)  Calculated based on the approximate square footage occupied by each tenant.
     All GSA space is based on "occupiable" space as determined by the GSA, rather than net rentable or gross SF.
(3)  The Cut-Off Date Balance Per SF, Appraised Value Per SF and Allocated LTV
     ratios are based on the aggregate indebtedness of the NGP Rubicon GSA Pool
     Loan and the NGP Rubicon GSA Pool Pari Passu Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                         TENANT SUMMARY
---------------------------------------------------------------------------------------------------------
                                                                                     NET       % OF NET
                                                                RATINGS(1)         RENTABLE    RENTABLE
              TENANT                  PROPERTY LOCATION     MOODY'S/S&P/FITCH     AREA (SF)      AREA
---------------------------------------------------------------------------------------------------------

GSA (Federal Supply Service) .....     Burlington, NJ      Aaa/AAA/AAA            1,048,631       35.1%
GSA (Army Corps of Engineers)         Sacramento, CA,      Aaa/AAA/AAA              444,921       14.9
                                      Concord, MA and
                                       Huntsville, AL
GSA (Joint Forces Command) .......      Suffolk, VA        Aaa/AAA/AAA              351,075       11.7
GSA (Environmental Protection
  Agency) ........................    Kansas City, KS      Aaa/AAA/AAA              182,554        6.1
GSA (Drug Enforcement
  Agency) ........................      Houston, TX        Aaa/AAA/AAA              132,995        4.4
Non-major tenants ................                                                  787,623       26.3
Vacant Space .....................                                                   42,771        1.4
                                                                                 ----------      -----
TOTAL ............................                                                2,990,570      100.0%
                                                                                 ==========      =====

---------------------------------------------------------------------------------------------------------
                                                                        % OF
                                        ACTUAL                         ACTUAL          DATE OF LEASE
              TENANT                   RENT PSF      ACTUAL RENT        RENT            EXPIRATION
---------------------------------------------------------------------------------------------------------

GSA (Federal Supply Service) .....     $ 10.32      $ 10,823,518         20.9%            December 2010
GSA (Army Corps of Engineers)          $ 21.25         9,452,702         18.3     Multiple Spaces(2)(3)

GSA (Joint Forces Command) .......     $ 18.68         6,558,237         12.7                  May 2013
GSA (Environmental Protection
  Agency) ........................     $ 22.00         4,016,396          7.8                 June 2009
GSA (Drug Enforcement
  Agency) ........................     $ 14.15         1,882,438          3.6             April 2012(4)
Non-major tenants ................     $ 24.05        18,944,754         36.7
Vacant Space .....................                             0          0.0
                                                   -------------        -----
TOTAL ............................                  $ 51,678,045        100.0%
                                                   =============        =====
---------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)  Under the terms of multiple leases, approximately 229,625 SF at the
     Sacramento, CA Mortgaged Property expire in October 2010; approximately
     118,040 SF at the Huntsville, AL Mortgaged Property expire in October 2014;
     and approximately 97,256 SF at the Concord, MA Mortgaged Property expire in
     March 2018.
(3)  The related GSA tenant may terminate its lease at any time effective on or after March 31, 2006 with respect to the Sacramento, CA Mortgaged Property lease, and at any time after the 5th lease year with respect to the
     Concord, MA Mortgaged Property lease, each subject to certain terms and conditions contained in the related lease.
(4)  The related GSA tenant may terminate its lease at any time effective on or after November 1, 2011, subject to certain terms and conditions contained in the related lease.



-----------------------------------------------------------------------------------------------------------------
                                           LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------
                               WA BASE                                CUMULATIVE                    CUMULATIVE %
                # OF LEASES    RENT/SF     TOTAL SF     % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
     YEAR         ROLLING      ROLLING      ROLLING     SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
-----------------------------------------------------------------------------------------------------------------

     2005             1        $ 14.00         2,271        0.1%          0.1%          0.1%            0.1%
     2006             1        $ 17.00        53,172        1.8%          1.9%          1.7%            1.8%
     2007             4        $ 29.36       136,546        4.6%          6.4%          7.8%            9.6%
     2008             4        $ 24.70       285,293        9.5%         16.0%         13.6%           23.2%
     2009             4        $ 20.50       251,322        8.4%         24.4%         10.0%           33.2%
     2010             2        $ 12.61     1,278,256       42.7%         67.1%         31.2%           64.4%
     2011             1        $ 37.23         2,911        0.1%         67.2%          0.2%           64.6%
     2012             1        $ 14.15       132,995        4.4%         71.7%          3.6%           68.2%
     2013             5        $ 20.80       589,737       19.7%         91.4%         23.7%           91.9%
     2014             1        $ 16.10       118,040        3.9%         95.3%          3.7%           95.6%
     2015             0        $  0.00             0        0.0%         95.3%          0.0%           95.6%
  Thereafter          1        $ 23.25        97,256        3.3%         98.6%          4.4%          100.0%
    Vacant            0          NA           42,771        1.4%        100.0%          0.0%          100.0%
-----------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.
     All GSA space is based on "occupiable" space as determined by the GSA, rather than net rentable or gross SF.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "NGP Rubicon GSA Pool Loan") is secured by first deeds of trusts or mortgages encumbering 1 industrial warehouse located in New Jersey, and 13 office buildings located in California (2),
     Colorado (2), Virginia (2), Washington, DC (1), Kansas (1), Massachusetts
     (1), Pennsylvania (1), Alabama (1), Texas (1) and Rhode Island (1). The NGP
     Rubicon GSA Pool Loan represents approximately 5.3% of the Cut-Off Date
     Pool Balance.

     The NGP Rubicon GSA Pool Loan was originated on June 8, 2005 and has a principal balance as of the Cut-Off Date of $194,500,000. The NGP Rubicon
     GSA Pool Loan, which is evidenced by a pari passu note dated June 8, 2005, is a portion of a whole loan with an original principal balance of
     $389,000,000. The other loan related to the NGP Rubicon GSA Pool Loan is evidenced by a separate note, dated June 8, 2005 (the "NGP Rubicon GSA Pool
     Pari Passu Companion Loan"), with an original principal balance of
     $194,500,000. The NGP Rubicon GSA Pool Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The NGP Rubicon GSA Pool Loan has a remaining term of 118 months and matures on June 11, 2015. The NGP Rubicon GSA Pool Loan may not be prepaid prior to the maturity date of June 11, 2015, and permits defeasance with
     United States government obligations beginning no earlier than two years after the Closing Date.

o    THE BORROWERS. The borrowers consist of 13 Delaware limited liability companies and one Texas limited partnership, each a special purpose entity.
     Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the NGP Rubicon GSA Pool Loan. The sponsors of the borrowers are NGP Capital Partners III LLC ("NGP") and
     Rubicon US REIT, Inc ("Rubicon"). NGP acquires properties leased to the
     U.S. government's General Services Administration (GSA), Canadian governmental authorities and other properties with leases to investment grade tenants. Since 1994, the principals and affiliates of NGP have acquired and developed over seven million square feet of GSA leased properties. The members of NGP, Al Iudicello, Kamal Bahamdan and Alexander
     Vahabzadeh, have collectively acquired, financed, managed and sold more than $1 billion in commercial properties occupied by governmental agencies and authorities and over $1 billion in commercial properties occupied by investment grade tenants. Rubicon is a subsidiary of Rubicon America Trust.
     Rubicon America Trust is incorporated in Australia and listed on the
     Australian Stock Exchange and invests in U.S. commercial real estate through its affiliate, Rubicon.

o    THE PROPERTIES. The Mortgaged Properties consist of one industrial warehouse building and 13 office buildings containing, in the aggregate, approximately 1,048,631 square feet of industrial warehouse space and approximately 1,941,939 square feet of office space. Thirteen of these properties are located in 10 different states and one property is located in the District of Columbia. Nine of these properties are single tenant properties leased to various agencies of the United States of America
     ("USA") through the General Services Administration ("GSA"). As of May 13,
     2005, the occupancy rate for the Mortgaged Properties securing the NGP
     Rubicon GSA Pool Loan was approximately 98.6%.

     The GSA is the largest tenant occupying approximately 2,839,298 square feet or approximately 94.9% of the aggregate square feet. All GSA space is generally based on "occupiable" or "net usable" space as determined by the
     GSA, rather than net rentable or gross square feet. The Federal Supply
     Service is the largest agency tenant occupying approximately 1,048,631 square feet of industrial warehouse space at the Mortgaged Property located in Burlington, New Jersey. The lease expires in December 2010. The Army
     Corps of Engineers is the second largest agency tenant occupying approximately 444,921 square feet of office space at three Mortgaged
     Properties located in Sacramento, California with the lease expiring in
     October 2010, Huntsville, Alabama with the lease expiring in October 2014, and Concord, Massachusetts, with the lease expiring in March 2018. The
     Joint Forces Command is the third largest agency tenant occupying 351,075 square feet of office space at the Mortgaged Property located in Suffolk,
     Virginia. The lease expires in May 2013.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    PARTIAL DEFEASANCE: The borrowers may defease any individual property at
     125% of such individual property's allocated loan amount, provided that certain conditions have been met.

o    MEZZANINE DEBT: There is an existing mezzanine loan in the amount of
     $5,000,000, which was originated on June 8, 2005. The mezzanine loan is not an asset of the Trust and is secured by a pledge of 49% of the equity interests of NGP Garrison, LLC, an SPE wholly owned by NGP whose sole asset is a 19.9% indirect equity interest in the co-borrowers.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              NGP RUBICON GSA POOL
--------------------------------------------------------------------------------

o    MANAGEMENT. CB Richard Ellis, Inc. ("CBRE") is the property manager for the
     Mortgaged Properties securing the NGP Rubicon GSA Pool Loan. CBRE has managed this portfolio of properties for the prior owner for several years and will continue in that capacity under the new ownership. CBRE is a full-service real estate services company. Together, CBRE and its partner and affiliate offices have more than 17,000 employees in over 300 offices across more than 50 countries worldwide.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               1000 & 1100 WILSON
--------------------------------------------------------------------------------

                     [PICTURE OF 1000 & 1100 WILSON OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               1000 & 1100 WILSON
--------------------------------------------------------------------------------

                       [MAP OF 1000 & 1100 WILSON OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               1000 & 1100 WILSON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $182,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    5.0%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                             Beacon Capital Strategic Partners III, L.P.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            4.970%
 MATURITY DATE                                                     July 11, 2010
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                            60 / IO
 REMAINING TERM / AMORTIZATION                                           59 / IO
 LOCKBOX                                                                     Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                  Springing
   REPLACEMENT                    Springing

 ADDITIONAL FINANCING(1)   Pari Passu Debt                          $182,500,000

                                                             PARI PASSU NOTES(2)
                                                         -----------------------
 CUT-OFF DATE BALANCE                                               $365,000,000
 CUT-OFF DATE BALANCE/SF                                                    $341
 CUT-OFF DATE LTV                                                          73.9%
 MATURITY DATE LTV                                                         73.9%
 UW DSCR ON NCF                                                            1.48x
--------------------------------------------------------------------------------
(1)  Future mezzanine debt is permitted.
(2)  LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the 1000 & 1100 Wilson Loan and the 1000 & 1100
     Wilson Pari Passu Companion Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Arlington, VA
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                             1,069,303
 OCCUPANCY AS OF JUNE 13, 2005                                            100.0%
 YEAR BUILT / YEAR RENOVATED                                         1980 / 2002
 APPRAISED VALUE                                                    $494,000,000
 PROPERTY MANAGEMENT                                         Rosslyn Manager LLC
 UW ECONOMIC OCCUPANCY                                                     96.0%
 UW REVENUES                                                         $40,281,840
 UW TOTAL EXPENSES                                                   $11,787,188
 UW NET OPERATING INCOME (NOI)                                       $28,494,651
 UW NET CASH FLOW (NCF)                                              $26,936,258
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               1000 & 1100 WILSON
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               NET     % OF NET                           % OF
                                            RATINGS(1)       RENTABLE  RENTABLE   ACTUAL                 ACTUAL      DATE OF LEASE
                TENANT                  MOODY'S/S&P/FITCH   AREA (SF)    AREA    RENT PSF   ACTUAL RENT   RENT         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

General Services Administration ......     Aaa/AAA/AAA       191,909      17.9%  $ 32.26   $  6,191,698    16.1%  Multiple Spaces(2)
Northrop Grumman .....................     Baa2/BBB/BBB      130,419      12.2   $ 39.74      5,182,735    13.5   Multiple Spaces(3)
Raytheon Company .....................     Baa3/BBB/BBB      116,128      10.9   $ 34.04      3,952,665    10.3          August 2013
WJLA-TV ..............................       NR/NR/NR         84,423       7.9   $ 31.63      2,670,181     7.0   Multiple Spaces(4)
SRI International Inc ................       NR/NR/NR         59,361       5.6   $ 34.42      2,043,256     5.3            June 2017
Non-major tenants ....................                       487,323      45.6   $ 37.61     18,329,140    47.8
Vacant ...............................                             0       0.0                        0     0.0
                                                           ---------     -----             ------------   -----
TOTAL ................................                     1,069,563     100.0%            $ 38,369,675   100.0%
                                                           =========     =====             ============   =====
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)  Under the terms of multiple leases, approximately 6,184 SF expire in June
     2007, approximately 90,328 SF expire in April 2012, approximately 32,071 SF expire in November 2012 and approximately 63,326 SF expire in December
     2012.
(3)  Under the terms of multiple leases, approximately 653 SF expire monthly and approximately 129,766 SF expire in December 2012.
(4)  Under the terms of multiple leases, approximately 270 SF expire monthly and approximately 84,153 SF expire in June 2017.



-------------------------------------------------------------------------------------------------------------
                                         LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------
                  # OF     WA BASE                             CUMULATIVE %                     CUMULATIVE %
                 LEASES    RENT/SF    TOTAL SF    % OF TOTAL      OF SF        % OF ACTUAL    OF ACTUAL RENT
     YEAR       ROLLING    ROLLING     ROLLING    SF ROLLING*    ROLLING*      RENT ROLLING*      ROLLING*
-------------------------------------------------------------------------------------------------------------

     2005          12      $ 38.75     22,892         2.1%           2.1%           2.3%            2.3%
     2006           3      $ 29.02      4,817         0.5%           2.6%           0.4%            2.7%
     2007           7      $ 35.28     28,922         2.7%           5.3%           2.7%            5.3%
     2008           5      $ 39.42     54,762         5.1%          10.4%           5.6%           11.0%
     2009           7      $ 34.90     78,288         7.3%          17.7%           7.1%           18.1%
     2010           4      $ 42.94     53,092         5.0%          22.7%           5.9%           24.0%
     2011           2      $ 35.70     16,225         1.5%          24.2%           1.5%           25.5%
     2012          12      $ 35.37    365,683        34.2%          58.4%          33.7%           59.2%
     2013          10      $ 35.98    202,849        19.0%          77.4%          19.0%           78.3%
     2014           3      $ 40.59     27,552         2.6%          79.9%           2.9%           81.2%
     2015           0      $  0.00          0         0.0%          79.9%           0.0%           81.2%
  Thereafter        7      $ 33.68    214,481        20.1%         100.0%          18.8%          100.0%
    Vacant          0         NA            0         0.0%         100.0%           0.0%          100.0%
-------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               1000 & 1100 WILSON
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "1000 & 1100 Wilson Loan") is secured by a first mortgage encumbering an office building located in Arlington,
     Virginia. The 1000 & 1100 Wilson Loan represents approximately 5.0% of the
     Cut-Off Date Pool Balance. The 1000 & 1100 Wilson Loan was originated on
     June 13, 2005, and has a principal balance as of the Cut-Off Date of
     $182,500,000. The 1000 & 1100 Wilson Loan, which is evidenced by a pari passu note dated June 13, 2005, is a portion of a whole loan with an original principal balance of $365,000,000. The other loan related to the
     1000 & 1100 Wilson Loan is evidenced by a separate note, dated June 13,
     2005 (the "1000 & 1100 Wilson Pari Passu Companion Loan"), with an original principal balance of $182,500,000. The 1000 & 1100 Wilson Loan provides for interest-only payments for the entire term.

     The 1000 & 1100 Wilson Loan has a remaining term of 59 months and matures on July 11, 2010. The 1000 & 1100 Wilson Loan may be prepaid with the payment of a yield maintenance charge prior to April 11, 2010, and may be prepaid without the payment of a yield maintenance charge on or after April
     11, 2010.

o    THE BORROWERS. The borrowers are Arland Twin Towers, LLC, Twin Towers
     Property Associates, LLC, Arland Twin Towers II, LLC and Twin Towers II
     Property Associates, LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 1000 & 1100 Wilson Loan. The sponsor is Beacon Capital
     Strategic Partners III, L.P., an office-focused private equity fund, with over $1 billion of committed equity capital.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,069,303 square foot office building situated on approximately 3.1 acres. The Mortgaged
     Property was constructed in 1980 and renovated in 2002. The Mortgaged
     Property is located in Arlington, Virginia, within the Washington,
     DC-MD-VA-WV metropolitan statistical area. As of June 13, 2005, the occupancy rate for the Mortgaged Property securing the 1000 & 1100 Wilson
     Loan was approximately 100.0%.

     The largest tenant is the General Services Administration ("GSA") occupying approximately 191,909 square feet, or approximately 17.9% of the net rentable area. The GSA secures the buildings, products, services, technology and other workplace essentials for the federal government. As of
     July 18, 2005, the GSA was rated "Aaa" (Moody's), "AAA" (S&P) and "AAA"
     (Fitch). The GSA has multiple leases, with approximately 6,184 square feet expiring in June 2007, and the remainder of the space expiring in either
     April, November or December of 2012. The second largest tenant is Northrop
     Grumman ("Northrop") occupying approximately 130,419 square feet, or approximately 12.2% of the net rentable area. Northrop is the world's largest shipbuilder and the third largest defense contractor. As of July
     18, 2005, Northrop was rated "Baa2" (Moody's), "BBB" (S&P) and "BBB"
     (Fitch). The Northrop lease expires in December 2012 with 653 square feet on a month-to-month basis. The third largest tenant is Raytheon
     ("Raytheon") occupying approximately 116,128 square feet, or approximately
     10.9% of the net rentable area. Raytheon is engaged in defense and government electronics, space, technical services and business and special mission aircraft industries. As of July 18, 2005, Raytheon was rated "Baa3"
     (Moody's), "BBB" (S&P) and "BBB" (Fitch). The Raytheon lease expires in
     August 2013.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Rosslyn Manager LLC is the property manager for the Mortgaged
     Property securing the 1000 & 1100 Wilson Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                60 HUDSON STREET
--------------------------------------------------------------------------------

[PICTURE OF 60 HUDSON STREET OMITTED]      [PICTURE OF 60 HUDSON STREET OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                60 HUDSON STREET
--------------------------------------------------------------------------------

                        [MAP OF 60 HUDSON STREET OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                60 HUDSON STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $160,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    4.4%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                          Kenneth Carmel
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.000%
 MATURITY DATE                                                     July 11, 2015
 AMORTIZATION TYPE                                             Interest Only ARD
 INTEREST ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          119 / IO
 LOCKBOX                                                                     Yes
 SHADOW RATING (MOODY'S/S&P/FITCH)(1)                                 A2/AA-/AAA

 UP-FRONT RESERVES
  TAX                               Yes
  TI/LC                             $4,000,000
  OTHER(2)                          $4,000,000
  REPLACEMENT                       $2,000,000

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                     Yes/Springing
  REPLACEMENT                       $13,139
  TI/LC                             $30,659

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                               $160,000,000
 CUT-OFF DATE BALANCE/SF                                                   $ 152
 CUT-OFF DATE LTV                                                          55.2%
 MATURITY DATE LTV                                                         55.2%
 UW DSCR ON NCF                                                            3.43x
--------------------------------------------------------------------------------

(1)  Moody's, S&P and Fitch have confirmed that the 60 Hudson Street Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.
(2)  TI/LC reserve specifically for the NYC Department of Corrections tenant space.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           New York, NY
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                             1,051,158
 OCCUPANCY AS OF MAY 31, 2005                                              78.8%
 YEAR BUILT / YEAR RENOVATED                                           1930 / NA
 APPRAISED VALUE                                                    $290,000,000
 PROPERTY MANAGEMENT                       Williams U.S.A. Realty Services, Inc.
 UW ECONOMIC OCCUPANCY                                                     76.5%
 UW REVENUES                                                         $51,425,262
 UW TOTAL EXPENSES                                                   $23,276,557
 UW NET OPERATING INCOME (NOI)                                       $28,148,705
 UW NET CASH FLOW (NCF)                                              $27,472,329
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                60 HUDSON STREET
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                              NET     % OF NET                            % OF
                                            RATINGS(1)      RENTABLE  RENTABLE   ACTUAL                  ACTUAL      DATE OF LEASE
TENANT                                  MOODY'S/S&P/FITCH  AREA (SF)    AREA    RENT PSF   ACTUAL RENT    RENT         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

 MCI Worldcom ........................       B2/B+/B         125,456     11.9%   $ 56.38  $  7,072,648     20.1%       December 2014
 City of New York (DOC) ..............       A2/NR/NR         99,471      9.5    $ 27.50     2,735,466      7.8            June 2007
 Sprint Communications Company .......    Baa3/BBB-/BBB       83,920      8.0    $ 26.35     2,211,455      6.3        December 2012
 XO New York Inc. ....................       NR/NR/NR         40,420      3.8    $ 38.95     1,574,500      4.5             May 2013
 Verizon Global Networks .............       NR/A+/A+         38,261      3.6    $ 24.59       940,915      2.7   Multiple Spaces(2)
 Non-major tenants ...................                       440,389     41.9    $ 46.85    20,632,689     58.7
 Vacant ..............................                       223,241     21.2                        0      0.0
                                                             -------    -----             ------------    -----
 TOTAL ...............................                     1,051,158    100.0%            $ 35,167,672    100.0%
                                                           =========    =====             ============    =====
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)  Under the terms of multiple leases, approximately 13,817 SF expire in
     August 2008 and approximately 24,444 SF expire in November 2008.



------------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
------------------------------------------------------------------------------------------------------------------------

     2005             9         $54.22        29,281          2.8%            2.8%           4.5%             4.5%
     2006             6         $22.35        28,678          2.7%            5.5%           1.8%             6.3%
     2007            12         $27.17       211,007         20.1%           25.6%          16.3%            22.6%
     2008            14         $25.66        89,835          8.5%           34.1%           6.6%            29.2%
     2009             2         $52.60         5,559          0.5%           34.7%           0.8%            30.0%
     2010             4         $42.57        15,216          1.4%           36.1%           1.8%            31.9%
     2011             7         $52.94        49,688          4.7%           40.8%           7.5%            39.3%
     2012             4         $27.04        87,022          8.3%           49.1%           6.7%            46.0%
     2013             4         $37.12        46,517          4.4%           53.5%           4.9%            51.0%
     2014             3         $57.87       137,783         13.1%           66.6%          22.7%            73.6%
     2015             6         $76.11       102,541          9.8%           76.4%          22.2%            95.8%
  Thereafter          4         $59.37        24,790          2.4%           78.8%           4.2%           100.0%
    Vacant            0             NA       223,241         21.2%          100.0%           0.0%           100.0%
------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                60 HUDSON STREET
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "60 Hudson Street Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 60 Hudson Street Loan represents approximately 4.4% of the
     Cut-Off Date Pool Balance. The 60 Hudson Street Loan was originated on July
     1, 2005, and has a principal balance as of the Cut-Off Date of
     $160,000,000. The 60 Hudson Street Loan is interest-only for the entire term.

     The 60 Hudson Street Loan has a remaining term of 119 months to its anticipated repayment date of July 11, 2015. The 60 Hudson Street Loan may be prepaid on or after April 11, 2015, and permits defeasance with United
     States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is 60 Hudson Owner LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 60 Hudson Street Loan. The sponsor is Kenneth Carmel, the Vice Chairman of the Board of Williams Real
     Estate Co., Inc.. Mr. Carmel has over thirty years of experience in leasing, investment sales, and building operation, and is a General Partner in the ownership of five million square feet of office space.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,051,158 square foot office building situated on approximately 1.3 acres. The Mortgaged
     Property was constructed in 1930 as Western Union's headquarters. The
     Mortgaged Property is located in New York, New York. As of May 31, 2005, the occupancy rate for the Mortgaged Property securing the 60 Hudson Street
     Loan was approximately 78.8%.

     The largest tenant is MCI, Inc. ("MCI"), occupying approximately 125,456 square feet, or approximately 11.9% of the net rentable area. MCI, formerly known as WorldCom, is a global communications company. The MCI lease expires in December 2014. As of July 13, 2005, MCI, Inc. was rated "B2"
     (Moody's), "B+" (S&P) and "B" (Fitch). The second largest tenant is The
     City of New York (Department of Corrections) occupying approximately 99,471 square feet, or approximately 9.5% of the net rentable area. The City of
     New York uses the space at the Mortgaged Property for the administrative needs of the Department of Corrections, which employs over 9,500 uniformed staff and 1,400 civilian staff. As of July 15, 2005, The City of New York was rated "A2" by Moody's. The City of New York lease expires in June 2007.
     The third largest tenant is Sprint Communications, ("Sprint") occupying approximately 83,920 square feet, or approximately 8.0% of the net rentable area. Sprint combines both wireless and wireline operations, operating a nationwide digital wireless network, and is a leading provider of mobile phone services in the US, Puerto Rico, and the US Virgin Islands. The
     Sprint lease expires in December 2012. As of July 13, 2005, Sprint was rated "Baa3" (Moody's), "BBB-" (S&P) and "BBB" (Fitch).

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    HYPER-AMORTIZATION. Commencing on the anticipated repayment date of July
     11, 2015, if the 60 Hudson Street Loan is not paid in full, the 60 Hudson
     Street Loan enters into a hyper-amortization period through July 11, 2035.
     The interest rate applicable to the 60 Hudson Street Loan during such hyper-amortization period will increase to the greater of 4.0% over the mortgage rate or 4.0% over the treasury rate, as specified in the loan documents.

o    MANAGEMENT. Williams U.S.A. Realty Services, Inc. ("Williams"), an
     affiliate of one of the sponsors, is the property manager for the Mortgaged
     Property securing the 60 Hudson Street Loan. Founded in 1926 and now under a third generation of management, Williams is headquartered in midtown New
     York City. In the tri-state regional market, Williams currently represent owners of approximately 20 million square feet of office space.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                          MACON & BURLINGTON MALL POOL
--------------------------------------------------------------------------------

                [PICTURE OF MACON & BURLINGTON MALL POOL OMITTED]

                [PICTURE OF MACON & BURLINGTON MALL POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                          MACON & BURLINGTON MALL POOL
--------------------------------------------------------------------------------

                  [MAP OF MACON & BURLINGTON MALL POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                          MACON & BURLINGTON MALL POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                 Wachovia
 CUT-OFF DATE BALANCE                                             $141,200,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                 3.9%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                                      Acquisition
 SPONSOR                                                    David Lichtenstein
 TYPE OF SECURITY                                                         Both
 MORTGAGE RATE                                                          5.780%
 MATURITY DATE                                                   July 11, 2015
 AMORTIZATION TYPE                                                     Balloon
 INTEREST ONLY PERIOD                                                       12
 ORIGINAL TERM / AMORTIZATION                                        120 / 360
 REMAINING TERM / AMORTIZATION                                       119 / 360
 LOCKBOX                                                                   Yes

 UP-FRONT RESERVES
   TAX/INSURANCE             Yes
   ENGINEERING               $2,842,688
   TI/LC                     $3,500,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE             Yes
   REPLACEMENT               $21,663
   TI/LC                     $74,074
   GROUND LEASE              $4,505

 ADDITIONAL FINANCING*       Mezzanine Debt                        $27,150,000

 CUT-OFF DATE BALANCE                                             $141,200,000
 CUT-OFF DATE BALANCE/SF                                                  $119
 CUT-OFF DATE LTV                                                        80.0%
 MATURITY DATE LTV                                                       69.0%
 UW DSCR ON NCF                                                          1.37x
--------------------------------------------------------------------------------

*    Consists of two mezzanine loans: (i) senior mezzanine debt in an original amount of $17,650,000 and (ii) junior mezzanine/preferred equity in an original amount of $9,500,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                2
 LOCATION                                             Macon, GA & Burlington, NC
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                             1,181,592
 OCCUPANCY AS OF 5/24/05 AND 6/1/05                                        89.6%
 YEAR BUILT / YEAR RENOVATED                                   Various / Various
 APPRAISED VALUE                                                    $176,500,000
 PROPERTY MANAGEMENT                                          Prime Retail, L.P.
 UW ECONOMIC OCCUPANCY                                                     89.8%
 UW REVENUES                                                         $22,565,560
 UW TOTAL EXPENSES                                                    $7,781,027
 UW NET OPERATING INCOME (NOI)                                       $14,784,533
 UW NET CASH FLOW (NCF)                                              $13,631,377
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                          MACON & BURLINGTON MALL POOL
--------------------------------------------------------------------------------

MACON MALL



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                            NET      % OF NET                                % OF         DATE OF
                                          RATINGS*        RENTABLE   RENTABLE    ACTUAL                     ACTUAL         LEASE
               TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF    ACTUAL RENT      RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

ANCHOR TENANTS -- ANCHOR OWNED
Sears .............................      Ba1/BB+/BB        202,915   ANCHOR OWNED -- NOT PART OF COLLATERAL
Dillard's .........................      B2/BB/BB-         172,000   ANCHOR OWNED -- NOT PART OF COLLATERAL
Belk ..............................       NR/NR/NR         154,369   ANCHOR OWNED -- NOT PART OF COLLATERAL
Macy's ............................    Baa1/BBB+/BBB+      152,876   ANCHOR OWNED -- NOT PART OF COLLATERAL
                                                           -------

TOTAL ANCHOR OWNED ................                        682,160
                                                           =======
ANCHOR TENANTS -- COLLATERAL
JC Penney .........................     Ba1/BB+/BB+        169,042      22.2%   $  2.75    $    464,866        4.4%    February 2007
Parisian ..........................      B2/CCC+/B+        100,726      13.2    $  8.58         864,229        8.2     February 2017
                                                           -------  --------               ------------      -----
TOTAL ANCHOR TENANTS ..............                        269,768      35.4%   $  4.93    $  1,329,095       12.7%
                                                           =======  ========               ============      =====
TOP 5 NON-ANCHOR TENANTS
Linens-N-Things ...................       NR/NR/NR          28,000       3.7%   $ 12.00    $    336,000        3.2%     January 2014
Old Navy ..........................    Baa3/BBB-/BBB-       15,317       2.0    $ 13.00         199,121        1.9      October 2010
Abercrombie & Fitch ...............       NR/NR/NR          12,577       1.6    $ 17.48         219,812        2.1   Multiple Spaces
Piccadilly Cafeteria ..............       NR/NR/NR          11,550       1.5    $ 11.00         127,050        1.2     December 2007
Gap/Gap Kids ......................    Baa3/BBB-/BBB-       10,009       1.3    $ 25.98         260,034        2.5      January 2010
                                                           -------                         ------------      -----
TOTAL TOP 5 TENANTS ...............                         77,453      10.2%   $ 14.74    $  1,142,017       10.9%
                                                           =======  ========               ============      =====
NON-MAJOR TENANTS .................                        325,817      42.7    $ 24.64       8,028,102       76.5
                                                           -------  --------               ------------      -----
OCCUPIED COLLATERAL TOTAL .........                        673,038      88.3%   $ 15.60    $ 10,499,214      100.0%
                                                           =======  ========               ============      =====
VACANT SPACE ......................                         89,360      11.7
                                                           -------  --------
COLLATERAL TOTAL ..................                        762,398     100.0%
                                                           =======  ========
PROPERTY TOTAL ....................                      1,444,558
                                                         =========
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                          MACON & BURLINGTON MALL POOL
--------------------------------------------------------------------------------

MACON MALL



------------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                     # OF       WA BASE                                     CUMULATIVE                           CUMULATIVE
                    LEASES      RENT/SF      TOTAL SF       % OF TOTAL        % OF SF        % OF ACTUAL         % OF ACTUAL
      YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING(1)     ROLLING(1)     RENT ROLLING(1)     RENT ROLLING(1)
------------------------------------------------------------------------------------------------------------------------------------

  2005                18       $  23.59       41,881            5.5%             5.5%             9.4%                9.4%
  2006(2)             14       $  20.76       41,938            5.5%            11.0%             6.1%               15.5%
  2007(3)             40       $  10.45      241,470           31.7%            42.7%            23.6%               39.1%
  2008(4)              6       $  30.03       18,550            2.4%            45.1%             3.3%               42.5%
  2009                12       $  22.04       40,454            5.3%            50.4%             8.5%               51.0%
  2010                20       $  23.59       84,287           11.1%            61.5%            18.9%               69.9%
  2011                11       $  31.40       32,172            4.2%            65.7%             9.6%               79.5%
  2012                 1       $ 112.24          490            0.1%            65.7%             0.5%               80.0%
  2013                 5       $  17.53       15,370            2.0%            67.8%             2.6%               82.6%
  2014                 6       $  17.28       55,700            7.3%            75.1%             9.2%               91.8%
  2015                 0       $   0.00            0            0.0%            75.1%             0.0%               91.8%
  Thereafter           1       $   8.58      100,726           13.2%            88.3%             8.2%              100.0%
  Vacant               0          NA          89,360           11.7%           100.0%             0.0%              100.0%
------------------------------------------------------------------------------------------------------------------------------------


(1)  Calculated based on the approximate square footage occupied by each tenant.
(2)  The WA Base Rent/SF Rolling for 2006 does not include approximately 4,717
     SF occupied by Kay Bee Toys and approximately 6,400 SF occupied by Ann
     Taylor Loft. These two spaces are leased for a percentage of the store sales and therefore are not reported.
(3)  The WA Base Rent/SF Rolling for 2007 does not include approximately 4,200
     SF occupied by Abercrombie and Fitch. This space is leased for a percentage of the store sales and therefore has not been reported.
(4)  The WA Base Rent/SF Rolling for 2008 does not include approximately 6,890
     SF occupied by Eddie Bauer. This space is leased for a percentage of the store sales and therefore has not been reported.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                          MACON & BURLINGTON MALL POOL
--------------------------------------------------------------------------------

BURLINGTON MALL



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                              NET      % OF NET                               % OF        DATE OF
                                            RATINGS*        RENTABLE   RENTABLE     ACTUAL                   ACTUAL        LEASE
                TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA      RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

ANCHOR TENANTS -- COLLATERAL
Sears ...............................      Ba1/BB+/BB       110,435       26.3%    $  0.00      % Rent          0.0%      July 2009
Belk ................................       NR/NR/NR         88,000       21.0     $  3.07        $270,160      9.3   November 2009
JC Penney ...........................     Ba1/BB+/BB+        40,388        9.6     $  3.81         153,763      5.3   February 2008
Goody's Family Clothing .............       NR/NR/NR         27,000        6.4     $  6.50         175,500      6.1     August 2009
                                                            -------      -----               -------------    -----
TOTAL ANCHOR TENANTS ................                       265,823       63.4%    $  2.25      $ 599,423      20.7%
                                                            =======      =====               =============    =====
TOP 5 NON-ANCHOR TENANTS
Fitness Today of Burlington .........       NR/NR/NR         12,500        3.0%    $  7.20      $  90,000       3.1%  December 2005
Books-A-Million .....................       NR/NR/NR         10,950        2.6     $  9.50        104,025       3.6   February 2007
Applehouse of Burlington ............       NR/NR/NR         10,001        2.4     $  5.00         50,005       1.7   December 2005
Casual Corner Annex .................       NR/NR/NR          9,492        2.3     $ 12.64        119,979       4.1   November 2012
American Eagle Outfitters ...........       NR/NR/NR          5,140        1.2     $ 23.00        118,220       4.1    January 2012
                                                            -------      -----               -------------    -----
TOTAL TOP 5 TENANTS .................                        48,083       11.5%    $ 10.03      $ 482,229      16.6%
                                                            =======      =====               =============    =====
NON-MAJOR TENANTS ...................                        71,236       17.0     $ 25.49      1,815,947      62.7
                                                            -------      -----               -------------    -----
OCCUPIED COLLATERAL TOTAL ...........                       385,142       91.9%    $  7.52   $ 2,897,599      100.0%
                                                            =======      =====               =============    =====
VACANT SPACE ........................                        34,052        8.1
                                                            -------      -----
COLLATERAL TOTAL ....................                       419,194      100.0%
                                                            =======      =====
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                          MACON & BURLINGTON MALL POOL
--------------------------------------------------------------------------------

BURLINGTON MALL



----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                     # OF      WA BASE                                    CUMULATIVE                           CUMULATIVE
                    LEASES     RENT/SF     TOTAL SF       % OF TOTAL        % OF SF        % OF ACTUAL         % OF ACTUAL
      YEAR         ROLLING     ROLLING      ROLLING     SF ROLLING(1)     ROLLING(1)     RENT ROLLING(1)     RENT ROLLING(1)
----------------------------------------------------------------------------------------------------------------------------

  2005                4        $  8.36       25,271          6.0%             6.0%             7.3%                7.3%
  2006                5        $ 16.60       11,100          2.6%             8.7%             6.4%               13.6%
  2007                8        $ 27.20       13,964          3.3%            12.0%            13.1%               26.8%
  2008                6        $  8.02       51,237         12.2%            24.2%            14.2%               40.9%
  2009(2)             7        $  5.16      235,823         56.3%            80.5%            22.3%               63.2%
  2010                7        $ 35.42       13,575          3.2%            83.7%            16.6%               79.8%
  2011                2        $ 21.82        5,520          1.3%            85.0%             4.2%               84.0%
  2012                3        $ 16.32       18,382          4.4%            89.4%            10.4%               94.3%
  2013                1        $ 14.00        5,100          1.2%            90.6%             2.5%               96.8%
  2014                2        $ 17.87        5,170          1.2%            91.9%             3.2%              100.0%
  2015                0        $  0.00            0          0.0%            91.9%             0.0%              100.0%
  Thereafter          0        $  0.00            0          0.0%            91.9%             0.0%              100.0%
  Vacant              0           NA         34,052          8.1%           100.0%             0.0%              100.0%
-----------------------------------------------------------------------------------------------------------------------------


(1)  Calculated based on the approximate square footage occupied by each tenant

(2)  The WA Base Rent/SF Rolling for 2009 does not include approximately 110,435
     SF occupied by Sears. This space is leased for a percentage of the store sales and therefore has not been reported.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                          MACON & BURLINGTON MALL POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Macon & Burlington Mall Pool Loan") is
     secured by first mortgages encumbering two regional malls located in Macon,
     Georgia (the "Macon Mall") and Burlington, North Carolina (the "Burlington
     Mall"). The Macon & Burlington Mall Pool Loan represents approximately 3.9%
     of the Cut-Off Date Pool Balance. The Macon & Burlington Mall Pool Loan was
     originated on June 30, 2005, and has an aggregate principal balance as of the Cut-Off Date of $141,200,000. The Macon & Burlington Mall Pool Loan
     provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Macon & Burlington Mall Pool Loan has a remaining term of 119 months and matures on July 11, 2015. The Macon & Burlington Mall Pool Loan may be
     prepaid on or after April 11, 2015, and the Macon & Burlington Mall Pool
     Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are Macon Mall, LLC and Burlington Mall, LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Macon &
     Burlington Mall Pool Loan. The sponsor of the borrowers is David
     Lichtenstein, the founding principal of the Lightstone Group. Founded in
     1988, the Lightstone Group owns a diversified portfolio of over 16,000 residential units and office, industrial and retail properties totaling approximately 25 million square feet of space in 24 states and Puerto Rico.

o    THE PROPERTIES. The Mortgaged Properties consist of two regional malls, with one located in Macon, Georgia and the other in Burlington, North
     Carolina. As of May 24, 2005 and June 1, 2005, the average occupancy rate for the Mortgaged Properties securing the Macon & Burlington Mall Pool Loan was approximately 89.6%.

     The Macon Mall Mortgaged Property is an approximately 762,398 square foot regional mall situated on approximately 53.0 acres. The Mortgaged Property was built in 1975. The Mortgaged Property is located in Macon, Georgia. The largest tenant is J.C. Penney Company, Inc. ("JC Penney"), occupying approximately 169,042 square feet, or approximately 22.2% of the net rentable area. JC Penney sells family apparel, jewelry, shoes, accessories, and home furnishings to customers through department stores, catalog and the Internet. In addition, the department stores provide services, such as salon, optical, portrait photography and custom decorating. As of July 19,
     2005, JC Penney was rated "Ba1" (Moody's), "BB+" (S&P) and "BB+" (Fitch).
     The JC Penney lease expires in February 2007. The second largest tenant is
     Parisian, occupying approximately 100,726 square feet, or approximately
     13.2% of the net rentable area. Parisian, operated by Saks, Inc., is a department store offering fashion apparel, shoes, accessories, jewelry, cosmetics and decorative home furnishings. As of July 19, 2005, Saks, Inc.
     was rated "B2" (Moody's), "CCC+" (S&P) and "B+" (Fitch). The Parisian lease expires in February 2017. The third largest tenant is Linens n Things, Inc.
     ("Linens n Things"), occupying approximately 28,000 square feet, or approximately 3.7% of the net rentable area. Linens n Things operates a chain of retail stores that offer home textiles, housewares and home accessories in the United States and Canada. The Linens n Things lease expires in January 2014.

     The Burlington Mall Mortgaged Property is an approximately 419,194 square foot regional mall situated on approximately 41.0 acres. The Mortgaged
     Property was built in 1969 and renovated in 2004. The Mortgaged Property is located in Burlington, North Carolina, within the Greensboro-Winston
     Salem-High Point, NC metropolitan statistical area. The largest tenant is
     Sears, Roebuck and Co. ("Sears"), occupying approximately 110,435 square feet, or approximately 26.3% of the net rentable area. Sears offers a wide range of home merchandise, apparel and automotive products and services throughout Sears-branded and affiliated stores in the U.S. and Canada. As of July 19, 2005, Sears was rated "Ba1" (Moody's), "BB+" (S&P) and "BB"
     (Fitch). The Sears lease expires in July 2009 and the lease terms provide for the rent to be determined as a percentage of store sales. The second largest tenant is Belk, occupying approximately 88,000 square feet, or approximately 21.0% of the net rentable area. Belk is a privately owned department store chain offering fashion apparel, shoes, accessories, jewelry, cosmetics, and decorative home furnishings. The Belk lease expires in November 2009. The third largest tenant is JC Penney, occupying approximately 40,388 square feet, or approximately 9.6% of the net rentable area. JC Penney sells family apparel, jewelry, shoes, accessories, and home furnishings to customers through department stores, catalog, and the
     Internet. In addition, the department stores provide services, such as salon, optical, portrait photography, and custom decorating. As of July 19,
     2005, JC Penney was rated "Ba1" (Moody's), "BB+" (S&P) and "BB+" (Fitch).
     The JC Penney lease expires in February 2008.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                          MACON & BURLINGTON MALL POOL
--------------------------------------------------------------------------------

o    MEZZANINE DEBT. Two mezzanine loans in an original aggregate amount of
     $27,150,000 were originated on June 30, 2005. The mezzanine loans are not assets of the Trust Fund and are secured by a pledge of the equity interests in the borrowers.

o    MANAGEMENT. Prime Retail, L.P., an affiliate of the Lightstone Group, is the property manager for the Mortgaged Properties securing the Macon &
     Burlington Mall Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             MILLENNIUM PARK PLAZA
--------------------------------------------------------------------------------

[PICTURE OF MILLENNIUM PARK           [PICTURE OF MILLENNIUM PARK
 PLAZA OMITTED]                        PLAZA OMITTED]

                                      [PICTURE OF MILLENNIUM PARK PLAZA OMITTED]

                                      [PICTURE OF MILLENNIUM PARK PLAZA OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             MILLENNIUM PARK PLAZA
--------------------------------------------------------------------------------

                     [MAP OF MILLENNIUM PARK PLAZA OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             MILLENNIUM PARK PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $140,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.8%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                 Donald P. Barry Sr., Margaret H. Barry,
                                           Donald P. Barry, Jr., Sean T. Barry &
                                                                James W. Purcell
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.130%
 MATURITY DATE                                                   August 11, 2015
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          120 / IO
 LOCKBOX                                                                    None
 UP-FRONT RESERVES
  TAX/INSURANCE                 Yes
  OTHER *                       $5,500,000

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                 Yes
  REPLACEMENT                   $12,570

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                               $140,000,000
 CUT-OFF DATE BALANCE/SF                                                   $ 194
 CUT-OFF DATE LTV                                                          80.0%
 MATURITY DATE LTV                                                         80.0%
 UW DSCR ON NCF                                                            1.56x
--------------------------------------------------------------------------------

*    Reserve funded at closing to be used for future planned upgrades and renovations, as well as potential TI/LC costs.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Chicago, IL
 PROPERTY TYPE                                   Mixed Use -- Multifamily/Office
 SIZE (SF)                                                               720,349
 OCCUPANCY AS OF JUNE 15, 2005                                             93.2%
 YEAR BUILT / YEAR RENOVATED                                         1982 / 2005
 APPRAISED VALUE                                                    $175,000,000
 PROPERTY MANAGEMENT                                                BJB Partners
 UW ECONOMIC OCCUPANCY                                                     93.4%
 UW REVENUES                                                         $16,917,997
 UW TOTAL EXPENSES                                                    $5,469,740
 UW NET OPERATING INCOME (NOI)                                       $11,448,257
 UW NET CASH FLOW (NCF)                                              $11,239,265
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             MILLENNIUM PARK PLAZA
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                NET      % OF NET                              % OF        DATE OF
                                              RATINGS         RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
                   TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

La Strada ..............................     NR/NR/NR          20,752        2.9%   $  5.15    $   106,873       0.7%  December 2006
Broadwing Communication ................     NR/NR/NR          13,397        1.9    $ 44.18        591,879       3.8       July 2006
Qwest/Equis . ..........................     NR/NR/NR          12,223        1.7    $ 29.46        360,090       2.3      March 2010
Health Club ............................     NR/NR/NR           8,500        1.2    $  0.00              0       0.0             MTM
MCI/Real Estate ........................     NR/NR/NR           8,420        1.2    $ 32.39        272,724       1.8       July 2008
Non-major tenants . ....................                       18,648        2.6    $ 31.18        581,528       3.8
Executive Suites -- Multiple Tenants. ..                       41,559        5.8    $ 32.57      1,353,577       8.7
Vacant Commercial ......................                        7,425        1.0                         0       0.0
                                                               ------      -----               -----------     -----
 TOTAL COMMERCIAL ......................                      130,924       18.2%              $ 3,266,670      21.1%
                                                              =======      =====               ===========     =====
Occupied Multifamily (516 units) .......                      547,890       76.1%              $12,232,056      78.9%
Vacant Multifamily (35 units) ..........                       41,535        5.8                         0       0.0
                                                              -------      -----               -----------     -----
 TOTAL MULTIFAMILY .....................                      589,425       81.8%              $12,232,056      78.9%
                                                              =======      =====               ===========     =====
PROPERTY TOTAL .........................                      720,349      100.0%              $15,498,726     100.0%
                                                              =======      =====               ===========     =====
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------
                                               UNIT MIX
------------------------------------------------------------------------------------------------------
                           NO. OF       APPROXIMATE      APPROXIMATE
        UNIT MIX            UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA        QUOTED RENT
------------------------------------------------------------------------------------------------------

    Studio ............       58             660            38,280          6.5%         $ 1,403
    1 BR/1 BA .........      261             874           228,230         38.7          $ 1,744
    2 BR/2 BA .........      232           1,392           322,915         54.8          $ 2,474
                             ---                           -------        -----
    TOTAL .............      551           1,070           589,425        100.0%    $2,015 / $1.88/SF
                             ===                           =======        =====
------------------------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             MILLENNIUM PARK PLAZA
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Millennium Park Plaza Loan") is secured by a first mortgage encumbering a mixed use complex located in Chicago,
     Illinois. The Millennium Park Plaza Loan represents approximately 3.8% of the Cut-Off Date Pool Balance. The Millennium Park Plaza Loan was
     originated on July 21, 2005, and has a principal balance as of the Cut-Off
     Date of $140,000,000. The Millennium Park Plaza Loan provides for interest-only payments for the entire term.

     The Millennium Park Plaza Loan has a remaining term of 120 months and matures on August 11, 2015. The Millennium Park Plaza Loan may be prepaid on or after June 11, 2015 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Millennium Park Plaza, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Millennium Park Plaza Loan. The sponsors are the five partners of BJB Partners, Donald P. Barry Sr.,
     Margaret H. Barry, Donald P. Barry Jr., Sean T. Barry and James W. Purcell.
     BJB Partners was founded in 1972, is based in Chicago, Illinois, and currently owns more than 5,000 multifamily units and approximately
     1,650,000 square feet of commercial space in the Chicago, Illinois area.

o    THE PROPERTY. The Mortgaged Property is an approximately 720,349 square foot mixed use complex situated on approximately 0.6 acres. The Mortgaged
     Property consists of a 551-unit high-rise multifamily building, as well as approximately 130,924 square feet of office and retail space. The Mortgaged
     Property was constructed in 1982 and renovated in 2005. As of June 15,
     2005, the occupancy rate for the Mortgaged Property securing the Millennium
     Park Plaza Loan was approximately 93.2%. The Mortgaged Property includes such amenities as a fitness center with swimming pool and spa on the 38th floor, a second exercise room as well as a business center on the first floor and a rooftop sundeck.

o    LOCKBOX ACCOUNT. The loan documents do not require a lockbox account.

o    PROPERTY MANAGEMENT. BJB Partners, an affiliate of the sponsors, is the property manager for the Mortgaged Property securing the Millennium Park
     Plaza Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               200 PUBLIC SQUARE
--------------------------------------------------------------------------------

                     [PICTURE OF 200 PUBLIC SQUARE OMITTED]

                     [PICTURE OF 200 PUBLIC SQUARE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               200 PUBLIC SQUARE
--------------------------------------------------------------------------------

                       [MAP OF 200 PUBLIC SQUARE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               200 PUBLIC SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $115,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                       HGGP CAPITAL, LLC
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.180%
 MATURITY DATE                                                     July 11, 2012
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         36
 ORIGINAL TERM / AMORTIZATION                                           84 / 360
 REMAINING TERM / AMORTIZATION                                          83 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   TAX/INSURANCE             Yes
   ENGINEERING               $211,250
   TI/LC                     $7,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE             Yes
   REPLACEMENT               $22,229
   TI/LC                     $75,000

 ADDITIONAL FINANCING*                                                      None

 CUT-OFF DATE BALANCE                                               $115,000,000
 CUT-OFF DATE BALANCE/SF                                                     $97
 CUT-OFF DATE LTV                                                          75.7%
 MATURITY DATE LTV                                                         71.3%
 UW DSCR ON NCF                                                            1.71x
--------------------------------------------------------------------------------

*    Future mezzanine debt permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Cleveland, OH
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                             1,191,462
 OCCUPANCY AS OF JUNE 1, 2005                                              87.8%
 YEAR BUILT / YEAR RENOVATED                                           1985 / NA
 APPRAISED VALUE                                                    $151,900,000
 PROPERTY MANAGEMENT                                 Harbor Group Management Co.
 UW ECONOMIC OCCUPANCY                                                     87.7%
 UW REVENUES                                                         $23,811,631
 UW TOTAL EXPENSES                                                   $10,108,396
 UW NET OPERATING INCOME (NOI)                                       $13,703,235
 UW NET CASH FLOW (NCF)                                              $12,904,008
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               200 PUBLIC SQUARE
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                           NET      % OF NET                               % OF        DATE OF
                                        RATINGS(1)       RENTABLE   RENTABLE   ACTUAL                     ACTUAL        LEASE
              TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA    RENT PSF    ACTUAL RENT      RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

BP America(2) ....................      Aa1/AA+AA+       243,338       20.4%   $ 15.04   $  3,660,650       18.4%  September 2008
Benesch, Friedlander .............       NR/NR/NR        115,390        9.7    $ 24.38      2,813,208       14.1        July 2009
Hahn Loeser & Parks ..............       NR/NR/NR         70,015        5.9    $ 19.07      1,335,186        6.7   September 2012
Management Recruiters(3) .........       NR/NR/NR         51,774        4.3    $ 13.50        698,949        3.5    February 2011
National City Bank(4) ............       A1/A/AA-         51,242        4.3    $ 16.50        845,493        4.2    Septemer 2013
Non-major tenants ................                       514,377       43.2    $ 20.58     10,587,949       53.1
Vacant ...........................                       145,326       12.2                         0        0.0
                                                       ---------      -----              ------------      -----
TOTAL ............................                     1,191,462      100.0%             $ 19,941,435      100.0%
                                                       =========      =====              ============      =====
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)  The BP America space is comprised of both dark and sublet space, and is net of the space sublet by National City Bank. Approximately 152,712 SF is dark, as a result of BP being acquired by Amoco and relocating out of
     Cleveland. BP America, however, is obligated and continues to pay rent on its leased space. In addition, approximately 90,626 SF is sublet to three tenants: i) Marsh and McClennan occupies approximately 59,293 SF, ii) Davel
     Communication occupies approximately 16,668 SF and iii) Mercer Consulting occupies approximately 14,665 SF.
(3)  Tenant has downsized after the acquisition by Philadelphia based CDI Corp., and thus is only currently utilizing approximately 26,089 SF, although they remain obligated and continue to pay on approximately all 51,774 SF.
(4)  National City Bank is subleasing their approximate 51,242 SF of space from
     BP America through September 2008, but has entered into a lease extension in their own name through September 2013.



------------------------------------------------------------------------------------------------------------
                                         LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------
                   # OF     WA BASE               % OF TOTAL   CUMULATIVE                      CUMULATIVE %
                  LEASES    RENT/SF    TOTAL SF       SF         % OF SF      % OF ACTUAL     OF ACTUAL RENT
      YEAR       ROLLING    ROLLING     ROLLING   ROLLING(1)   ROLLING(1)   RENT ROLLING(1)     ROLLING(1)
------------------------------------------------------------------------------------------------------------

  2005(2)            6      $ 20.91     18,514        1.6%          1.6%           1.4%             1.4%
  2006              11      $ 21.64    106,455        8.9%         10.5%          11.6%            12.9%
  2007               5      $ 25.58     58,206        4.9%         15.4%           7.5%            20.4%
  2008              14      $ 15.52    271,848       22.8%         38.2%          21.2%            41.6%
  2009               8      $ 23.15    150,366       12.6%         50.8%          17.5%            59.0%
  2010               7      $ 21.72     69,498        5.8%         56.6%           7.6%            66.6%
  2011               6      $ 16.66     78,570        6.6%         63.2%           6.6%            73.1%
  2012               5      $ 18.27     99,419        8.3%         71.6%           9.1%            82.3%
  2013               2      $ 18.31     89,243        7.5%         79.1%           8.2%            90.5%
  2014               4      $ 19.66     59,930        5.0%         84.1%           5.9%            96.4%
  2015               2      $ 16.46     44,087        3.7%         87.8%           3.6%           100.0%
  Thereafter         0      $  0.00          0        0.0%         87.8%           0.0%           100.0%
  Vacant             0        NA       145,326       12.2%        100.0%           0.0%           100.0%
------------------------------------------------------------------------------------------------------------


(1)  Calculated based on the approximate square footage occupied by each tenant.

(2)  The WA Base Rent/SF Rolling for 2005 does not include approximately 5,322
     SF occupied by the property management company, Harbor Group Management
     Co., as this tenant does not pay any rent.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               200 PUBLIC SQUARE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "200 Public Square Loan") is secured by a first mortgage encumbering an office building located in Cleveland, Ohio.
     The 200 Public Square Loan represents approximately 3.1% of the Cut-Off
     Date Pool Balance. The 200 Public Square Loan was originated on June 24,
     2005, and has a principal balance as of the Cut-Off Date of $115,000,000.
     The 200 Public Square Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 200 Public Square Loan has a remaining term of 83 months and matures on
     July 11, 2012. The 200 Public Square Loan may be prepaid on or after May
     11, 2012, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Cleveland Financial Associates, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 200
     Public Square Loan. The sponsor is HGGP Capital, LLC ("Harbor Group").
     Harbor Group is a full-service, diversified real estate investment concern that owns and manages office buildings, shopping centers, multi-family and industrial space throughout the United States.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,191,462 square foot office building situated on approximately 2.8 acres. The Mortgaged
     Property was constructed in 1985, and is located in Cleveland, Ohio. As of
     June 1, 2005, the occupancy rate for the Mortgaged Property securing the
     200 Public Square Loan was approximately 87.8%.

     The largest tenant is BP America ("BP"), leasing approximately 243,338 square feet, or approximately 20.4% of the net rentable area. BP is one of the world's largest oil and petrochemicals groups and one of Great
     Britain's largest companies. BP is an international company, having operations in over 70 countries. As of July 19, 2005, BP was rated "Aa1"
     (Moody's), "AA+" (S&P) and "AA+" (Fitch). The BP lease expires in September
     2008. BP is no longer in occupancy of their space, though they are current on their rent and obligated to pay through September 2008. They have sublet approximately 90,626 square feet of their space to three tenants: Marsh and
     McClennan (approximately 59,293 SF), Davel Communication (approximately
     16,668 SF) and Mercer Consulting (approximately 14,665 SF). BP leases an additional approximate 51,242 square feet through September 2008, which is sublet to National City Bank, who has signed a direct lease renewal to run from October 2008 through September 2013. The second largest tenant is
     Benesch, Friedlander, Coplan & Aronoff LLP ("BFCA"), occupying approximately 115,390 square feet, or approximately 9.7% of the net rentable area. BFCA is a law firm with offices in Cleveland, Ohio and
     Columbus, Ohio. The company has a national client base and is an Ohio member of TerraLex, an international network of more than 138 law firms and
     9,000 lawyers. The BFCA lease expires in July 2009. The third largest tenant is Hahn Loeser & Parks ("HLP"), occupying approximately 70,015 square feet, or approximately 5.9% of the net rentable area. Founded in
     1920, HLP is a full-service law firm that provides counseling to a wide spectrum of clients, including Fortune 500 corporations and privately-held businesses, non-profit institutions, governmental entities and individuals.
     The HLP lease expires in September 2012.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagor-designated lockbox account. At any time during the term of the 200 Public Square Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.20x or (ii)
     upon the occurrence of an event of default under the loan documents, the amounts in the lockbox will be swept daily into a mortgagee-designated lockbox account.

o    MANAGEMENT. Harbor Group Management Co., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 200 Public
     Square Loan. Harbor Group Management Co. is a diversified property management company managing shopping centers, apartment complexes, office buildings and industrial space in 13 states plus the District of Columbia.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

 [PICTURE OF         [PICTURE OF         [PICTURE OF         [PICTURE OF
  EXTRA SPACE         EXTRA SPACE         EXTRA SPACE         EXTRA SPACE
  PORTFOLIO OMITTED]  PORTFOLIO OMITTED]  PORTFOLIO OMITTED]  PORTFOLIO OMITTED]

 [PICTURE OF         [PICTURE OF         [PICTURE OF         [PICTURE OF
  EXTRA SPACE         EXTRA SPACE         EXTRA SPACE         EXTRA SPACE
  PORTFOLIO OMITTED]  PORTFOLIO OMITTED]  PORTFOLIO OMITTED]  PORTFOLIO OMITTED]

 [PICTURE OF         [PICTURE OF         [PICTURE OF         [PICTURE OF
  EXTRA SPACE         EXTRA SPACE         EXTRA SPACE         EXTRA SPACE
  PORTFOLIO OMITTED]  PORTFOLIO OMITTED]  PORTFOLIO OMITTED]  PORTFOLIO OMITTED]

         [PICTURE OF         [PICTURE OF         [PICTURE OF
          EXTRA SPACE         EXTRA SPACE         EXTRA SPACE
          PORTFOLIO OMITTED]  PORTFOLIO OMITTED]  PORTFOLIO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

                     [MAP OF EXTRA SPACE PORTFOLIO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $100,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.7%
 NUMBER OF MORTGAGE LOANS                                                     15
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                 Extra Space Storage LLC
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.260%
 MATURITY DATE                                                   August 11, 2010
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                            60 / IO
 REMAINING TERM / AMORTIZATION                                           60 / IO
 LOCKBOX                                                               Springing

 UP-FRONT RESERVES
   TAX/INSURANCE                   Yes
   ENGINEERING                     $722,564
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                   Yes
   REPLACEMENT                     $14,113

 ADDITIONAL FINANCING                                                       None
 CUT-OFF DATE BALANCE                                               $100,000,000
 CUT-OFF DATE BALANCE/SF                                                     $91
 CUT-OFF DATE LTV                                                          77.4%
 MATURITY DATE LTV                                                         77.4%
 UW DSCR ON NCF                                                            1.69x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               15
 LOCATION                                                                Various
 PROPERTY TYPE                                                      Self Storage
 SIZE (SF)                                                             1,100,988
 OCCUPANCY AS OF APRIL 30, 2005                                            80.9%
 YEAR BUILT / YEAR RENOVATED                                   Various / Various
 APPRAISED VALUE                                                    $129,175,000
 PROPERTY MANAGEMENT                                  Extra Space Management LLC
 UW ECONOMIC OCCUPANCY                                                     80.7%
 UW REVENUES                                                         $14,917,680
 UW TOTAL EXPENSES                                                    $5,849,473
 UW NET OPERATING INCOME (NOI)                                        $9,068,207
 UW NET CASH FLOW (NCF)                                               $8,898,861
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                          EXTRA SPACE PORTFOLIO SUMMARY
-------------------------------------------------------------------------------------------------------------------
                                                                                         CUT-OFF DATE
                                  CUT-OFF DATE   YEAR BUILT /             NET RENTABLE   BALANCE PER
          PROPERTY NAME              BALANCE       RENOVATED     UNITS        AREA       SQUARE FOOT   OCCUPANCY*
-------------------------------------------------------------------------------------------------------------------

Extra Space -- New York, NY ....  $ 16,400,000   1921 / 1999     1,453         73,863       $ 222          90.6%
Extra Space -- North Bergen, NJ     11,000,000      2000         1,074         85,955       $ 128          89.8%
Extra Space -- Hackensack, NJ ..     9,500,000      1980         1,372        120,920       $  79          90.6%
Extra Space -- Toms River, NJ ..     8,300,000      1999           676         73,337       $ 113          82.1%
Extra Space -- Seattle, WA .....     7,400,000      1999           757         67,175       $ 110          84.3%
Extra Space -- Linden, NJ ......     6,700,000      1999           578         61,093       $ 110          87.4%
Extra Space -- Parlin, NJ ......     6,700,000      1999           779         76,505       $  88          78.4%
Extra Space -- Beaverton, OR ...     6,200,000      1987           571         67,530       $  92          72.1%
Extra Space -- Plainville, MA ..     5,400,000      1998           553         69,675       $  78          80.5%
Extra Space -- Stoneham, MA ....     5,400,000      2002           760         61,875       $  87          77.6%
Extra Space -- New Paltz, NY ...     5,000,000      1990           735         69,056       $  72          67.8%
Extra Space -- Sandy, UT .......     4,000,000      1994           543         83,150       $  48          86.7%
Extra Space -- Everett, MA .....     3,750,000   1900 / 2000       835         69,789       $  54          59.8%
Extra Space -- Denver, CO ......     2,250,000      1998           603         67,915       $  33          75.9%
Extra Space -- West Valley City,
 UT ............................     2,000,000      1995           424         53,150       $  38          78.5%
                                  ------------                   -----        -------
TOTAL/WEIGHTED AVERAGE .........  $100,000,000                  11,713      1,100,988       $  91          80.9%
                                  ============                  ======      =========
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       UW       UNDERWRITTEN NET                       APPRAISED
          PROPERTY NAME           OCCUPANCY %       CASH FLOW      APPRAISED VALUE   VALUE PER SF      LTV       DSCR
------------------------------------------------------------------------------------------------------------------------

Extra Space -- New York, NY ....      83.3%        $ 1,566,148      $  21,000,000        $ 284         78.1%      1.82x
Extra Space -- North Bergen, NJ       78.4%            934,692         14,100,000        $ 164         78.0%      1.62x
Extra Space -- Hackensack, NJ ..      91.4%            816,197         12,200,000        $ 101         77.9%      1.63x
Extra Space -- Toms River, NJ ..      85.0%            785,274         10,600,000        $ 145         78.3%      1.80x
Extra Space -- Seattle, WA .....      86.6%            721,269          9,500,000        $ 141         77.9%      1.85x
Extra Space -- Linden, NJ ......      80.7%            597,742          8,575,000        $ 140         78.1%      1.70x
Extra Space -- Parlin, NJ ......      83.7%            593,303          8,550,000        $ 112         78.4%      1.68x
Extra Space -- Beaverton, OR ...      78.7%            551,164          8,000,000        $ 118         77.5%      1.69x
Extra Space -- Plainville, MA ..      80.1%            497,842          6,900,000        $  99         78.3%      1.75x
Extra Space -- Stoneham, MA ....      74.5%            499,610          6,900,000        $ 112         78.3%      1.76x
Extra Space -- New Paltz, NY ...      70.1%            407,373          6,400,000        $  93         78.1%      1.55x
Extra Space -- Sandy, UT .......      89.6%            362,411          5,100,000        $  61         78.4%      1.72x
Extra Space -- Everett, MA .....      65.1%            237,822          5,400,000        $  77         69.4%      1.21x
Extra Space -- Denver, CO ......      73.4%            188,939          3,450,000        $  51         65.2%      1.60x
Extra Space -- West Valley City,
 UT ............................      78.3%            139,074          2,500,000        $  47         80.0%      1.32x
                                                   -----------      -------------
TOTAL/WEIGHTED AVERAGE .........      80.7%        $ 8,898,861      $ 129,175,000        $ 117         77.4%      1.69X
                                                   ===========      =============
------------------------------------------------------------------------------------------------------------------------


*    Occupancy as of April 30, 2005 for all the Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             EXTRA SPACE PORTFOLIO
--------------------------------------------------------------------------------

o    THE LOANS. The 15 Mortgage Loans (the "Extra Space Self Storage Portfolio
     Loans") are secured by 15 first mortgages or first deeds of trust encumbering 15 self storage properties located in seven states. The Extra
     Space Self Storage Portfolio Loans represent approximately 2.7% of the
     Cut-Off Date Pool Balance. The Extra Space Self Storage Portfolio Loans
     were originated on July 14, 2005, and have a principal balance as of the
     Cut-Off Date of $100,000,000. Each Extra Space Self Storage Portfolio Loan
     is cross-collateralized and cross-defaulted with each of the other Extra
     Space Self Storage Portfolio Loans. Each Extra Space Self Storage Portfolio
     Loan provides for interest-only payments for the entire loan term.

     The Extra Space Self Storage Portfolio Loans have a remaining term of 60 months and mature on August 11, 2010. The Extra Space Self Storage
     Portfolio Loans may be prepaid on or after June 11, 2010, and permit defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower for each of the Extra Space Self Storage
     Portfolio Loans is Extra Space Properties Fifty Three LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Extra Space Self Storage
     Portfolio Loans. The sponsor of the borrower is Extra Space Storage LLC.
     Extra Space Storage LLC is a publicly traded self storage operator with a geographically diverse portfolio of approximately 630 properties owned or under management upon closing the recent Storage USA acquisition.

o    THE PROPERTIES. The Mortgaged Properties consist of 15 self storage facilities containing, in the aggregate, approximately 1,100,988 square feet. As of April 30, 2005, the average occupancy rate for the Mortgaged
     Properties securing the Extra Space Self Storage Portfolio Loans was approximately 80.9%.

o    LOCKBOX ACCOUNT. At any time during the term of the Extra Space Self
     Storage Portfolio Loans, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x for a 12 consecutive month period or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases will be directly deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Extra Space Management LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Extra Space Self
     Storage Portfolio Loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                 PRENTISS POOL
--------------------------------------------------------------------------------

[PICTURE OF PRENTISS POOL OMITTED]

                                              [PICTURE OF PRENTISS POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                 PRENTISS POOL
--------------------------------------------------------------------------------

                         [MAP OF PRENTISS POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                 PRENTISS POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $100,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.7%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                     Prentiss Properties
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            4.840%
 MATURITY DATE                                                   August 10, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         36
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         120 / 360
 LOCKBOX                                                               Springing
 ONE-TIME RESERVE*                                                     Springing

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                               $100,000,000
 CUT-OFF DATE BALANCE/SF                                                   $ 217
 CUT-OFF DATE LTV                                                          79.9%
 MATURITY DATE LTV                                                         70.4%
 UW DSCR ON NCF                                                            1.22x
--------------------------------------------------------------------------------

*    The borrower is required to fund $3,000,000 in cash or post a letter of credit if BearingPoint terminates its lease prior to September 2014.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                2
 LOCATION                                                             McLean, VA
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               460,492
 OCCUPANCY AS OF JULY 1, 2005                                              95.2%
 YEAR BUILT / YEAR RENOVATED                                             Various
 APPRAISED VALUE                                                    $125,200,000
 PROPERTY MANAGEMENT                        Prentiss Properties Management, L.P.
 UW ECONOMIC OCCUPANCY                                                     92.6%
 UW REVENUES                                                         $12,747,947
 UW TOTAL EXPENSES                                                    $4,346,318
 UW NET OPERATING INCOME (NOI)                                        $8,401,628
 UW NET CASH FLOW (NCF)                                               $7,743,165
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                 PRENTISS POOL
--------------------------------------------------------------------------------

1676 INTERNATIONAL DRIVE



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                             NET      % OF NET                             % OF
                                           RATINGS*        RENTABLE   RENTABLE   ACTUAL                   ACTUAL    DATE OF LEASE
               TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA    RENT PSF   ACTUAL RENT     RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

BearingPoint, Inc. .................       B2/B-/NR        239,206       79.9%  $ 26.70    $ 6,386,549      75.0%  September 2014
Pillsbury Winthrop Shaw Pittman LLP        NR/NR/NR         25,602        8.6   $ 35.43        907,079      10.7        June 2009
Davis Carter Scott .................       NR/NR/NR         17,673        5.9   $ 34.22        604,770       7.1       March 2009
Educap .............................       NR/NR/NR          9,466        3.2   $ 36.59        346,361       4.1       March 2009
Molinaro Koger .....................       NR/NR/NR          7,466        2.5   $ 35.90        268,019       3.1       March 2009
Non-major tenants ..................                             0        0.0   $  0.00              0       0.0
Vacant .............................                             0        0.0                        0       0.0
                                                           -------      -----              -----------     -----
TOTAL ..............................                       299,413      100.0%             $ 8,512,778     100.0%
                                                           =======      =====              ===========     =====
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.



----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                    # OF      WA BASE                                                                         CUMULATIVE %
                   LEASES     RENT/SF     TOTAL SF      % OF TOTAL        CUMULATIVE         % OF ACTUAL     OF ACTUAL RENT
     YEAR         ROLLING     ROLLING      ROLLING     SF ROLLING*     % OF SF ROLLING*     RENT ROLLING*       ROLLING*
----------------------------------------------------------------------------------------------------------------------------

     2005            0        $  0.00            0         0.0%               0.0%               0.0%              0.0%
     2006            0        $  0.00            0         0.0%               0.0%               0.0%              0.0%
     2007            0        $  0.00            0         0.0%               0.0%               0.0%              0.0%
     2008            0        $  0.00            0         0.0%               0.0%               0.0%              0.0%
     2009            6        $ 35.32       60,207        20.1%              20.1%              25.0%             25.0%
     2010            0        $  0.00            0         0.0%              20.1%               0.0%             25.0%
     2011            0        $  0.00            0         0.0%              20.1%               0.0%             25.0%
     2012            0        $  0.00            0         0.0%              20.1%               0.0%             25.0%
     2013            0        $  0.00            0         0.0%              20.1%               0.0%             25.0%
     2014            5        $ 26.70      239,206        79.9%             100.0%              75.0%            100.0%
     2015            0        $  0.00            0         0.0%             100.0%               0.0%            100.0%
  Thereafter         0        $  0.00            0         0.0%             100.0%               0.0%            100.0%
    Vacant           0           NA              0         0.0%             100.0%               0.0%            100.0%
----------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                 PRENTISS POOL
--------------------------------------------------------------------------------

8260 GREENSBORO DRIVE



--------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                           NET      % OF NET                              % OF
                                         RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
              TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

DDL Omni Engineering .............       NR/NR/NR         28,789       17.9%    $ 19.51   $   561,793      16.9%  November 2011
Red Hat ..........................       NR/B/NR          16,950       10.5     $ 25.00       423,750      12.8     August 2010
Vitalspring Technology ...........       NR/NR/NR         13,653        8.5     $ 24.00       327,672       9.9      March 2007
F5 Networks, Inc. ................       NR/NR/NR         12,122        7.5     $ 34.20       414,572      12.5      March 2007
Tyson's Corner Childrens .........       NR/NR/NR          8,219        5.1     $ 23.24       191,050       5.8        May 2016
Non-major tenants . ..............                        59,179       36.7     $ 23.62     1,397,743      42.1
Vacant . .........................                        22,167       13.8                         0       0.0
                                                          ------      -----               -----------     -----
TOTAL ............................                       161,079      100.0%              $ 3,316,580     100.0%
                                                         =======      =====               ===========     =====
--------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.



------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                                                           CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL        CUMULATIVE         % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*     % OF SF ROLLING*     RENT ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------------------

     2005             4        $ 25.62        8,623           5.4%               5.4%               6.7%              6.7%
     2006             2        $ 39.78        2,833           1.8%               7.1%               3.4%             10.1%
     2007             9        $ 26.15       41,846          26.0%              33.1%              33.0%             43.1%
     2008             3        $ 21.91        4,089           2.5%              35.6%               2.7%             45.8%
     2009             6        $ 23.49       19,727          12.2%              47.9%              14.0%             59.7%
     2010             2        $ 23.51       24,786          15.4%              63.3%              17.6%             77.3%
     2011             3        $ 19.51       28,789          17.9%              81.1%              16.9%             94.2%
     2012             0        $  0.00            0           0.0%              81.1%               0.0%             94.2%
     2013             0        $  0.00            0           0.0%              81.1%               0.0%             94.2%
     2014             0        $  0.00            0           0.0%              81.1%               0.0%             94.2%
     2015             0        $  0.00            0           0.0%              81.1%               0.0%             94.2%
  Thereafter          2        $ 23.24        8,219           5.1%              86.2%               5.8%            100.0%
    Vacant            0          NA          22,167          13.8%             100.0%               0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                 PRENTISS POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Prentiss Pool Loan") is secured by a first deed of trust encumbering two office buildings located in McLean,
     Virginia. The Prentiss Pool Loan represents approximately 2.7% of the
     Cut-Off Date Pool Balance. The Prentiss Pool Loan was originated on July
     14, 2005, and has a principal balance as of the Cut-Off Date of
     $100,000,000. The Prentiss Pool Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Prentiss Pool Loan has a remaining term of 120 months and matures on
     August 10, 2015. The Prentiss Pool Loan may be prepaid on or after June 10,
     2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are Prentiss Properties International Drive,
     L.P. and Prentiss Properties Greensboro, L.P., each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Prentiss Pool Loan. The sponsor of the borrowers is Prentiss Properties, a full service real estate company, founded in 1987, with in-house expertise in areas such as acquisitions, development, facilities management, property management and leasing. Prentiss Properties owns interests in a total of 133 office and industrial properties with approximately 18.4 million net rentable square feet, of which the Washington DC area represents approximately 27.6%.

o    THE PROPERTIES. The Prentiss Pool Loan consists of two adjacent properties, located in McLean, Virginia, within the Washington, DC metropolitan statistical area. The Mortgaged Property located at 1676 International
     Drive ("1676 International Drive") is an approximately 299,413 square foot office building situated on approximately 4.4 acres. The Mortgaged Property was constructed in 1998. As of July 1, 2005, the occupancy rate for 1676
     International Drive was 100.0%, The largest tenant at 1676 International
     Drive is BearingPoint, Inc. ("BearingPoint"), occupying approximately
     239,206 square feet, or approximately 79.9% of the net rentable area.
     BearingPoint, formerly known as KPMG Consulting, provides business consulting, systems integration and managed services to Global 2000 companies, medium-sized businesses, and government organizations. KPMG
     International, one of the Big 4 accounting firms, and the former corporate parent of BearingPoint, is the guarantor on the BearingPoint lease. The
     BearingPoint lease expires in September 2014. The second largest tenant is
     Pillsbury Winthrop Shaw Pittman LLP ("Pillsbury"), occupying approximately
     25,602 square feet, or approximately 8.6% of the net rentable area.
     Pillsbury is a global law firm that provides representation to corporations, government entities, emerging growth companies and other organizations. The Pillsbury lease expires in June 2009. The third largest tenant is Davis, Carter, Scott, occupying approximately 17,673 square feet, or approximately 5.9% of the net rentable area. Davis, Carter, Scott is a full-service architectural and interior architectural firm serving local and national clientele including large and small corporations, law firms, major hotel chains, regional governments, associations, and property developers. The Davis, Carter, Scott lease expires in March 2009.

     The Mortgaged Property located at 8260 Greensboro Drive ("8260 Greensboro
     Drive") is an approximately 161,079 square foot office building situated on approximately 2.0 acres. The Mortgaged Property was constructed in 1980 and renovated in 2003. As of July 1, 2005, the occupancy rate for 8260
     Greensboro Drive was approximately 86.2%. The largest tenant is DDL Omni
     Engineering ("DDL Omni"), occupying approximately 28,789 square feet, or approximately 17.9% of the net rentable area. DDL Omni provides engineering, information technology, planning and training, war-gaming, integrated logistic support, test and evaluation, and environmental services to a wide variety of government and commercial clients. The DDL
     Omni lease expires in November 2011. The second largest tenant is Red Hat.
     Red Hat occupies 16,950 square feet, or approximately 10.5% of the net rentable area. Red Hat is a leading platform for open source computing, and is certified by recognized enterprise hardware and software vendors. The
     Red Hat Lease expires in August 2010. The third largest tenant is
     Vitalspring Technology ("Vitalspring"), occupying approximately 13,653 square feet, or approximately 8.5% of the net rentable area. Vitalspring is an enterprise software company which provides business performance solutions that enable large, self-insured corporations and government agencies to better manage and control healthcare benefits costs. The
     Vitalspring lease expires in March 2007.

o    LOCKBOX ACCOUNT. At any time during the term of the Prentiss Pool Loan, upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases will be directly deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Prentiss Properties Management, L.P. ("Prentiss"), an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Prentiss Pool Loan. Prentiss manages approximately 28 million square feet of office and industrial properties owned by Prentiss
     Properties Trust and its affiliates, as well as third parties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              1701 NORTH FORT MYER
--------------------------------------------------------------------------------

                    [PICTURE OF 1701 NORTH FORT MYER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              1701 NORTH FORT MYER
--------------------------------------------------------------------------------

                      [MAP OF 1701 NORTH FORT MYER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              1701 NORTH FORT MYER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $86,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.4%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                             Beacon Capital Strategic Partners III, L.P.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            4.970%
 MATURITY DATE                                                     July 11, 2010
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                            60 / IO
 REMAINING TERM / AMORTIZATION                                           59 / IO

LOCKBOX                                                                     Yes
 UP-FRONT RESERVES
  TI/LC(1)                        $2,577,690

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                   Springing
  REPLACEMENT                     Springing

 ADDITIONAL FINANCING(2)                                                    None

 CUT-OFF DATE BALANCE                                                $86,500,000
 CUT-OFF DATE BALANCE/SF                                                    $308
 CUT-OFF DATE LTV                                                          75.9%
 MATURITY DATE LTV                                                         75.9%
 UW DSCR ON NCF                                                            1.54x
--------------------------------------------------------------------------------

(1)  Equal to the aggregate outstanding TI and rent abatements owed to the tenant.
(2)  Future mezzanine debt permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Arlington, VA
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               280,431
 OCCUPANCY AS OF JUNE 13, 2005                                            100.0%
 YEAR BUILT / YEAR RENOVATED                                         1970 / 2003
 APPRAISED VALUE                                                    $114,000,000
 PROPERTY MANAGEMENT                                         Rosslyn Manager LLC
 UW ECONOMIC OCCUPANCY                                                     96.0%
 UW REVENUES                                                          $9,535,512
 UW TOTAL EXPENSES                                                    $2,401,333
 UW NET OPERATING INCOME (NOI)                                        $7,134,179
 UW NET CASH FLOW (NCF)                                               $6,635,634
--------------------------------------------------------------------------------
NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              1701 NORTH FORT MYER
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                           NET      % OF NET                                           DATE OF
                                         RATINGS*        RENTABLE   RENTABLE    ACTUAL                      % OF        LEASE
              TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT   ACTUAL RENT   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

GSA (Secretary of State) .........     Aaa/AAA/AAA       280,259       99.9%  $ 33.15     $ 9,291,297       99.9%     June 2014
MCI ..............................       B2/B+/B             172        0.1   $ 44.65           7,679        0.1            MTM
Vacant . .........................                             0        0.0                         0        0.0
                                                         -------      -----               -----------      -----
TOTAL ............................                       280,431      100.0%              $ 9,298,976      100.0%
                                                         =======      =====               ===========      =====
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.



----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                                                                                                           CUMULATIVE
                                   WA BASE                   % OF TOTAL     CUMULATIVE     % OF ACTUAL     % OF ACTUAL
                  # OF LEASES      RENT/SF      TOTAL SF         SF           % OF SF          RENT           RENT
     YEAR           ROLLING        ROLLING       ROLLING      ROLLING*       ROLLING*        ROLLING*       ROLLING*
----------------------------------------------------------------------------------------------------------------------

     2005               1          $ 44.65          172          0.1%            0.1%           0.1%            0.1%
     2006               0          $  0.00            0          0.0%            0.1%           0.0%            0.1%
     2007               0          $  0.00            0          0.0%            0.1%           0.0%            0.1%
     2008               0          $  0.00            0          0.0%            0.1%           0.0%            0.1%
     2009               0          $  0.00            0          0.0%            0.1%           0.0%            0.1%
     2010               0          $  0.00            0          0.0%            0.1%           0.0%            0.1%
     2011               0          $  0.00            0          0.0%            0.1%           0.0%            0.1%
     2012               0          $  0.00            0          0.0%            0.1%           0.0%            0.1%
     2013               0          $  0.00            0          0.0%            0.1%           0.0%            0.1%
     2014               1          $ 33.15      280,259         99.9%          100.0%          99.9%          100.0%
     2015               0          $  0.00            0          0.0%          100.0%           0.0%          100.0%
  Thereafter            0          $  0.00            0          0.0%          100.0%           0.0%          100.0%
    Vacant              0            NA               0          0.0%          100.0%           0.0%          100.0%
----------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              1701 NORTH FORT MYER
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "1701 North Fort Myer Loan") is secured by a first mortgage encumbering an office building located in Arlington,
     Virginia. The 1701 North Fort Myer Loan represents approximately 2.4% of the Cut-Off Date Pool Balance. The 1701 North Fort Myer Loan was originated on June 13, 2005, and has a principal balance as of the Cut-Off Date of
     $86,500,000. The 1701 North Fort Myer Loan provides for interest-only payments for the entire term.

     The 1701 North Fort Myer Loan has a remaining term of 59 months and matures on July 11, 2010. The 1701 North Fort Myer Loan may be prepaid with the payment of a yield maintenance charge prior to April 11, 2010, and may be prepaid without the payment of a yield maintenance charge on or after April
     11, 2010.

o    THE BORROWERS. The borrowers are Lynn Estates Property Associates, LLC and
     Berkley Property Associates, LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 1701 North Fort Myer Loan. The sponsor is Beacon Capital Strategic Partners III, L.P., an office-focused private equity fund, with over $1 billion of committed equity capital.

o    THE PROPERTY. The Mortgaged Property is an approximately 280,431 square foot office building situated on approximately 1.4 acres. The Mortgaged
     Property was constructed in 1970 and renovated in 2003. The Mortgaged
     Property is located in Arlington, Virginia, within the Washington,
     DC-MD-VA-WV metropolitan statistical area. As of June 13, 2005, the occupancy rate for the Mortgaged Property securing the 1701 North Fort Myer
     Loan was approximately 100.0%.

     The largest tenant is the General Services Administration ("GSA"), occupying approximately 280,259 square feet, or approximately 99.9% of the net rentable area. The GSA secures the buildings, products, services, technology and other workplace essentials for the federal government, with the space in this building being occupied by the Secretary of the State. As of July 15, 2005, the GSA was rated "Aaa" (Moody's), "AAA" (S&P) and "AAA"
     (Fitch). The GSA lease expires in June 2014. The other tenant is MCI, Inc.
     ("MCI"), occupying approximately 172 square feet, or approximately 0.1% of the net rentable area. MCI, formerly known as WorldCom, is a global communications company. As of July 15, 2005, MCI was rated "B2" (Moody's),
     "B+" (S&P) and "B" (Fitch). The MCI lease is on a month-to-month basis.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Rosslyn Manager LLC is the property manager for the Mortgaged
     Property securing the 1701 North Fort Myer Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             THE FORUM AT CARLSBAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $85,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                       Stanley E. Thomas
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            4.810%
 MATURITY DATE                                                     July 11, 2015
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          119 / IO
 LOCKBOX                                                                    None

 ADDITIONAL FINANCING*                                                      None

 CUT-OFF DATE BALANCE                                                $85,000,000
 CUT-OFF DATE BALANCE/SF                                                    $322
 CUT-OFF DATE LTV                                                          68.8%
 MATURITY DATE LTV                                                         68.8%
 UW DSCR ON NCF                                                            1.72x
--------------------------------------------------------------------------------

*    Future secured debt permitted.

                   [PICTURE OF THE FORUM AT CARLSBAD OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           Carlsbad, CA
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               264,199
 OCCUPANCY AS OF MAY 25, 2005                                             100.0%
 YEAR BUILT / YEAR RENOVATED                                           2003 / NA
 APPRAISED VALUE                                                    $123,500,000
 PROPERTY MANAGEMENT                                    Thomas Enterprises, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $9,373,283
 UW TOTAL EXPENSES                                                    $2,198,021
 UW NET OPERATING INCOME (NOI)                                        $7,175,261
 UW NET CASH FLOW (NCF)                                               $7,027,198
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             THE FORUM AT CARLSBAD
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                     NET      % OF NET                              % OF        DATE OF
                                   RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL        LEASE
           TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------

Bed, Bath & Beyond .........      NR/BBB/NR         28,000       10.8%  $ 23.00     $   644,000       8.3%   January 2014
Borders ....................       NR/NR/NR         23,000        8.9   $ 18.00         414,000       5.4   November 2018
Jimbo's Naturally ..........       NR/NR/NR         18,000        6.9   $ 20.00         360,000       4.7   December 2018
Anthropologie ..............       NR/NR/NR         10,790        4.2   $ 29.36         316,837       4.1    January 2016
Ulta .......................       NR/NR/NR         10,666        4.1   $ 30.00         319,980       4.1     August 2014
Non-major tenants ..........                       168,743       65.1   $ 33.60       5,669,510      73.4
Vacant .....................                             0        0.0                         0       0.0
                                                   -------      -----               -----------     -----
TOTAL ......................                       259,199      100.0%              $ 7,724,327     100.0%
                                                   =======      =====               ===========     =====
--------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.



---------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                  CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF     TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING      ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
---------------------------------------------------------------------------------------------------------------------

     2005             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2006             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2007             0       $  0.00            0           0.0%            0.0%           0.0%             0.0%
     2008             1       $ 36.00        6,786           2.6%            2.6%           3.2%             3.2%
     2009             4       $ 35.88        6,155           2.4%            5.0%           2.9%             6.0%
     2010             8       $ 34.56       27,065          10.4%           15.4%          12.1%            18.1%
     2011            13       $ 36.90       26,594          10.3%           25.7%          12.7%            30.8%
     2012             4       $ 36.00       12,320           4.8%           30.4%           5.7%            36.6%
     2013             2       $ 32.43       10,080           3.9%           34.3%           4.2%            40.8%
     2014            13       $ 28.52       95,321          36.8%           71.1%          35.2%            76.0%
     2015             4       $ 33.01       17,088           6.6%           77.7%           7.3%            83.3%
  Thereafter          5       $ 22.30       57,790          22.3%          100.0%          16.7%           100.0%
    Vacant            0          NA              0           0.0%          100.0%           0.0%           100.0%
---------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                  1101 WILSON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $84,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                Beacon Capital Strategic
                                                              Partners III, L.P.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            4.970%
 MATURITY DATE                                                     July 11, 2010
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                            60 / IO
 REMAINING TERM / AMORTIZATION                                           59 / IO
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   TI/LC                    $3,285,000
   LA FITNESS(1)            $1,370,859

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE            Springing
   REPLACEMENT              Springing

 ADDITIONAL FINANCING(2)                                                    None

 CUT-OFF DATE BALANCE                                                $84,500,000
 CUT-OFF DATE BALANCE/SF                                                    $255
 CUT-OFF DATE LTV                                                          69.8%
 MATURITY DATE LTV                                                         69.8%
 UW DSCR ON NCF                                                            1.46x
--------------------------------------------------------------------------------

(1)  Equal to one year of rent for LA Fitness, who signed a letter of intent for a 15-year lease for approximately 47,000 SF. Funds from this escrow will flow through the waterfall for the first year of the loan term, or until the lease is executed and the tenant is in occupancy and paying rent.
(2)  Future mezzanine debt permitted.

                        [PICTURE OF 1101 WILSON OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Arlington, VA
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               331,304
 OCCUPANCY AS OF MAY 15, 2005                                              78.0%
 YEAR BUILT / YEAR RENOVATED                                         1965 / 2002
 APPRAISED VALUE                                                    $121,000,000
 PROPERTY MANAGEMENT                                         Rosslyn Manager LLC
 UW ECONOMIC OCCUPANCY                                                     78.3%
 UW REVENUES                                                         $10,102,259
 UW TOTAL EXPENSES                                                    $3,920,564
 UW NET OPERATING INCOME (NOI)                                        $6,181,695
 UW NET CASH FLOW (NCF)                                               $6,115,434
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                  1101 WILSON
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF NET                          % OF
                                           RATINGS(1)     NET RENTABLE  RENTABLE   ACTUAL                ACTUAL      DATE OF LEASE
                 TENANT                MOODY'S/S&P/FITCH    AREA (SF)     AREA    RENT PSF  ACTUAL RENT   RENT         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Freedom Forum .......................       NR/NR/NR        96,580         29.2%   $ 29.00  $ 2,800,828    34.7%  Multiple Spaces(2)
General Services Administration .....     Aaa/AAA/AAA       50,779         15.3    $ 28.40    1,441,904    17.9   Multiple Spaces(3)
NatureServe .........................       NR/NR/NR        25,961          7.8    $ 35.20      913,896    11.3            June 2006
Health Communications ...............       NR/NR/NR        17,665          5.3    $ 34.62      611,572     7.6            July 2006
TASC (The Analytic Sciences Corp) ...       NR/NR/NR        17,665          5.3    $ 35.00      618,264     7.7            July 2007
Non-major tenants ...................                       49,916         15.1    $ 33.65    1,679,702    20.8
Vacant ..............................                       72,738         22.0                       0     0.0
                                                            -------       -----             -----------   -----
TOTAL ...............................                       331,304       100.0%            $ 8,066,166   100.0%
                                                            =======       =====             ===========   =====
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)  Under the terms of multiple leases, approximately 8,255 SF expire in June
     2007 and approximately 88,325 SF expire in June 2009.
(3)  Under the terms of multiple leases, approximately 3,698 SF expire in
     October 2006, approximately 20,762 SF expire in February 2007, approximately 12,093 SF expire in June 2010 and approximately 14,226 SF expire in June 2013.



--------------------------------------------------------------------------------------------------
                                    LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------
                                                                                       CUMULATIVE
                  # OF     WA BASE                 % OF     CUMULATIVE       % OF         % OF
                 LEASES    RENT/SF    TOTAL SF   TOTAL SF     % OF SF    ACTUAL RENT   ACTUAL RENT
     YEAR       ROLLING    ROLLING     ROLLING   ROLLING*    ROLLING*      ROLLING*     ROLLING*
--------------------------------------------------------------------------------------------------

     2005          4       $ 16.19      2,600       0.8%         0.8%         0.5%          0.5%
     2006          4       $ 34.36     57,898      17.5%        18.3%        24.7%         25.2%
     2007          3       $ 28.85     46,682      14.1%        32.4%        16.7%         41.9%
     2008          0       $  0.00          0       0.0%        32.4%         0.0%         41.9%
     2009          3       $ 30.53     97,974      29.6%        61.9%        37.1%         79.0%
     2010          3       $ 31.98     36,658      11.1%        73.0%        14.5%         93.5%
     2011          0       $  0.00          0       0.0%        73.0%         0.0%         93.5%
     2012          1       $ 31.20        953       0.3%        73.3%         0.4%         93.9%
     2013          1       $ 30.06     14,226       4.3%        77.6%         5.3%         99.2%
     2014          0       $  0.00          0       0.0%        77.6%         0.0%         99.2%
     2015          1       $ 43.05      1,575       0.5%        78.0%         0.8%        100.0%
  Thereafter       0       $  0.00          0       0.0%        78.0%         0.0%        100.0%
    Vacant         0         NA        72,738      22.0%       100.0%         0.0%        100.0%
--------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                            MARRIOTT-LOS ANGELES, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $82,600,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                 DiamondRock Hospitality
                                                         Limited Partnership and
                                                            Bloodstone TRS, Inc.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.300%
 MATURITY DATE                                                     July 11, 2015
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          119 / IO
 LOCKBOX                                                               Springing

 UP-FRONT RESERVES(1)
  FF&E                           $7,896,568
 MONTHLY RESERVES(2)
  TAX / INSURANCE                Springing
  FF&E                           4% of gross revenues

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $82,600,000
 CUT-OFF DATE BALANCE/ROOM                                               $82,271
 CUT-OFF DATE LTV                                                          63.4%
 MATURITY DATE LTV                                                         63.4%
 UW DSCR ON NCF                                                            2.74x
--------------------------------------------------------------------------------

(1)  Pursuant to the terms of the management agreement, the borrower has granted to the mortgagee a security interest in all of the borrower's interest in the amounts on deposit with the property manager.
(2)  Ongoing tax, insurance and FF&E reserves are collected and held by the property manager, pursuant to the management agreement.

                  [PICTURE OF MARRIOTT-LOS ANGELES, CA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                        Los Angeles, CA
 PROPERTY TYPE                                       Hospitality -- Full Service
 SIZE (ROOMS)                                                              1,004
 OCCUPANCY AS OF APRIL 30, 2005                                            79.4%
 YEAR BUILT / YEAR RENOVATED                                         1973 / 1999
 APPRAISED VALUE                                                    $130,300,000
 PROPERTY MANAGEMENT                               Marriott Hotel Services, Inc.
 UW ECONOMIC OCCUPANCY                                                     79.0%
 UW REVENUES                                                         $51,627,650
 UW TOTAL EXPENSES                                                   $37,570,914
 UW NET OPERATING INCOME (NOI)                                       $14,056,737
 UW NET CASH FLOW (NCF)                                              $11,991,631
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                            MARRIOTT-LOS ANGELES, CA
--------------------------------------------------------------------------------

                -------------------------------------------------
                                 TENANT SUMMARY
                -------------------------------------------------
                  GUESTROOM MIX                     NO. OF ROOMS
                -------------------------------------------------
                  King ..........................            537
                  Double Double .................            445
                  Suites ........................             22
                                                          ------
                  TOTAL .........................           1004
                                                          ======

                  MEETING/BANQUET ROOMS              SQUARE FEET
                -------------------------------------------------
                  Marquis Ballroom ..............         12,350
                  Imperial Ballroom .............         10,575
                  Hall of Cities ................         12,875
                  Capriccio Hall ................          4,550
                  Executive Suites ..............          2,500
                  California Suites .............          2,400
                  Boardroom .....................            350
                  Outdoor Meeting Space .........         10,400
                                                          ------
                  TOTAL .........................         56,000
                                                          ======

                  FOOD AND BEVERAGE                      SEATING
                -------------------------------------------------
                  JW's Steakhouse ...............            105
                  Latitude 33 ...................            280
                  Champions Sports Bar ..........            189
                  Starbucks Coffee ..............              0
                                                          ------
                  TOTAL .........................            574
                                                          ======
                -------------------------------------------------

                -------------------------------------------------
                               FINANCIAL SCHEDULE
                -------------------------------------------------
                  Year ...........................   2004 - 2005
                  Latest Period ..................   T12-4/30/05
                  Occupancy ......................         79.4%
                  ADR ............................        $97.33
                  REVPAR .........................        $77.28
                  UW Occupancy ...................         79.0%
                  UW ADR .........................       $104.79
                  UW REVPAR ......................        $82.78
                -------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             1400 KEY & 1401 WILSON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $67,100,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.8%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                Beacon Capital Strategic
                                                              Partners III, L.P.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            4.970%
 MATURITY DATE                                                     July 11, 2010
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                            60 / IO
 REMAINING TERM / AMORTIZATION                                           59 / IO
 LOCKBOX                                                                     Yes

 ONGOING MONTHLY RESERVES
  TI/LC                           $29,931
  TAX/INSURANCE                   Springing
  REPLACEMENT                     Springing

 ADDITIONAL FINANCING*                                                      None

 CUT-OFF DATE BALANCE                                                $67,100,000
 CUT-OFF DATE BALANCE/SF                                                    $187
 CUT-OFF DATE LTV                                                          69.2%
 MATURITY DATE LTV                                                         69.2%
 UW DSCR ON NCF                                                            1.83x
--------------------------------------------------------------------------------

*    Future mezzanine debt permitted.

                   [PICTURE OF 1400 KEY & 1401 WILSON OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Arlington, VA
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               359,175
 OCCUPANCY AS OF MAY 15, 2005                                              99.3%
 YEAR BUILT / YEAR RENOVATED                                           1964 / NA
 APPRAISED VALUE                                                     $97,000,000
 PROPERTY MANAGEMENT                                         Rosslyn Manager LLC
 UW ECONOMIC OCCUPANCY                                                     96.0%
 UW REVENUES                                                         $10,174,929
 UW TOTAL EXPENSES                                                    $3,511,783
 UW NET OPERATING INCOME (NOI)                                        $6,663,146
 UW NET CASH FLOW (NCF)                                               $6,116,876
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                             1400 KEY & 1401 WILSON
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                              NET      % OF NET                           % OF
                                            RATINGS(1)      RENTABLE   RENTABLE   ACTUAL                 ACTUAL      DATE OF LEASE
                  TENANT                MOODY'S/S&P/FITCH  AREA (SF)     AREA    RENT PSF   ACTUAL RENT   RENT         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

General Services Administration .......    Aaa/AAA/AAA      202,861       56.5%   $ 26.77   $ 5,431,250    56.6%  Multiple Spaces(2)
Veridian ..............................       A2/A/A         65,916       18.4    $ 26.52     1,748,092    18.2         October 2008
Gold's Gym Inc. .......................      NR/NR/NR        17,225        4.8    $ 18.36       316,251     3.3       September 2014
Computer Science Corp .................       A3/A/A         14,508        4.0    $ 33.34       483,697     5.0            June 2006
Information Technology Assoc ..........      NR/NR/NR        14,508        4.0    $ 32.24       467,771     4.9       September 2010
Non-major tenants . ...................                      41,718       11.6    $ 27.46     1,145,423    11.9
Vacant ................................                       2,439        0.7                        0     0.0
                                                            -------      -----              -----------   -----
TOTAL .................................                     359,175      100.0%             $ 9,592,483   100.0%
                                                            =======      =====              ===========   =====
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)  Under the terms of multiple leases, approximately 2,548 SF expire in June
     2006, approximately 10,543 SF expire in October 2008, approximately 29,016
     SF expire in March 2009, approximately 25,976 SF expire in July 2009, approximately 47,156 SF expire in March 2010, approximately 5,389 SF expire in June 2010, approximately 75,609 SF expire in July 2010 and approximately
     6,624 SF expire in March 2015.



----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE     % OF ACTUAL      CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
----------------------------------------------------------------------------------------------------------------------

     2005             4        $ 24.30        3,441           1.0%            1.0%           0.9%             0.9%
     2006             3        $ 32.39       20,893           5.8%            6.8%           7.1%             7.9%
     2007             2        $ 40.90          984           0.3%            7.0%           0.4%             8.3%
     2008             7        $ 26.80      101,557          28.3%           35.3%          28.4%            36.7%
     2009             2        $ 27.60       54,992          15.3%           50.6%          15.8%            52.5%
     2010             8        $ 26.86      149,221          41.5%           92.2%          41.8%            94.3%
     2011             0        $  0.00            0           0.0%           92.2%           0.0%            94.3%
     2012             0        $  0.00            0           0.0%           92.2%           0.0%            94.3%
     2013             0        $  0.00            0           0.0%           92.2%           0.0%            94.3%
     2014             1        $ 18.36       17,225           4.8%           97.0%           3.3%            97.6%
     2015             2        $ 27.16        8,423           2.3%           99.3%           2.4%           100.0%
  Thereafter          0        $  0.00            0           0.0%           99.3%           0.0%           100.0%
    Vacant            0          NA           2,439           0.7%          100.0%           0.0%           100.0%
----------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                         WESTFIELD SAN FRANCISCO CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $60,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                 Westfield America, Inc.
 TYPE OF SECURITY                                                      Leasehold
 MORTGAGE RATE                                                            4.780%
 MATURITY DATE                                                      July 6, 2015
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          119 / IO
 LOCKBOX                                                                     Yes
 SHADOW RATING (MOODY'S/S&P/FITCH)(1)                              Baa2/AA-/BBB+

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                     Springing
  REPLACEMENT/ROLLOVER              Springing

 ADDITIONAL FINANCING(2)            Pari Passu Debt                  $60,000,000

                                                             PARI PASSU NOTES(3)
                                                         -----------------------
 CUT-OFF DATE BALANCE                                               $120,000,000
 CUT-OFF DATE BALANCE/SF                                                    $241
 CUT-OFF DATE LTV                                                          53.1%
 MATURITY DATE LTV                                                         53.1%
 UW DSCR ON NCF                                                            2.47x
--------------------------------------------------------------------------------

(1)  Moody's, S&P and Fitch have confirmed that the Westfield San Francisco
     Centre Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.
(2)  Future unsecured debt permitted.
(3)  LTV ratios, DSC ratio and Cut-Off Balance/SF were derived based on the aggregate indebtedness of the Westfield San Francisco Centre Loan and the
     Westfield San Francisco Centre Pari Passu Companion Loan.

               [PICTURE OF WESTFIELD SAN FRANCISCO CENTRE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                      San Francisco, CA
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               498,103
 OCCUPANCY AS OF JUNE 15, 2005                                             99.3%
 YEAR BUILT / YEAR RENOVATED                                           1988 / NA
 APPRAISED VALUE                                                    $226,000,000
 PROPERTY MANAGEMENT                                 Westfield Corporation, Inc.
 UW ECONOMIC OCCUPANCY                                                     98.0%
 UW REVENUES                                                         $22,908,428
 UW TOTAL EXPENSES                                                    $8,629,716
 UW NET OPERATING INCOME (NOI)                                       $14,278,713
 UW NET CASH FLOW (NCF)                                              $14,155,652
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                         WESTFIELD SAN FRANCISCO CENTRE
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                            NET      % OF NET                                % OF
                                          RATINGS*        RENTABLE   RENTABLE    ACTUAL                     ACTUAL    DATE OF LEASE
               TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF    ACTUAL RENT      RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

ANCHOR TENANTS -- COLLATERAL
Nordstrom .........................     Baa1/A-/A-        312,000       62.6%   $   0.00     % Rent            0.0%   October 2018
                                                          -------      -----                                 -----
 TOTAL ANCHOR OWNED ...............                       312,000       62.6%                                  0.0%
                                                          =======      =====                                 =====
TOP 5 IN-LINE TENANTS
Abercrombie & Fitch ...............       NR/NR/NR         24,515        4.9%   $  77.49    $ 1,899,667       13.5%   January 2007
Champs ............................       NR/NR/NR         11,793        2.4    $   0.00      % Rent           0.0       June 2006
American Eagle Outfitters .........       NR/NR/NR          8,415        1.7    $ 120.00      1,009,800        7.2   November 2008
J. Crew ...........................     Caa2/B-/NR          8,415        1.7    $  65.36        550,004        3.9    January 2006
Foot Locker .......................      Ba2/BB+/NR         7,059        1.4    $  76.00        536,484        3.8    January 2009
                                                          -------      -----              -------------      -----
 TOTAL TOP 5 TENANTS ..............                        60,197       12.1%   $  66.38    $ 3,995,956       28.4%
                                                          =======      =====              =============      =====
NON-MAJOR TENANTS .................                       122,154       24.5    $  82.42     10,068,131       71.6
                                                          -------      -----              -------------      -----
OCCUPIED COLLATERAL TOTAL .........                       494,351       99.2%   $  28.45  $ 14,064,086       100.0%
                                                          =======      =====              =============      =====
VACANT SPACE ......................                         3,752        0.8
                                                          -------      -----
COLLATERAL TOTAL ..................                       498,103      100.0%
                                                          =======      =====
------------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent whether or not the parent guarantees the lease.



---------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
                                                                                                          CUMULATIVE
                                  WA BASE                                 CUMULATIVE                         % OF
                   # OF LEASES    RENT/SF    TOTAL SF     % OF TOTAL         % OF         % OF ACTUAL     ACTUAL RENT
       YEAR          ROLLING      ROLLING     ROLLING   SF ROLLING(1)   SF ROLLING(1)   RENT ROLLING(1)   ROLLING(1)
---------------------------------------------------------------------------------------------------------------------

  2005                  6        $  81.63      4,199          0.8%            0.8%             2.4%            2.4%
  2006(2)              11        $  87.03     29,248          5.9%            6.7%            10.8%           13.2%
  2007                  1        $  77.49     24,515          4.9%           11.6%            13.5%           26.7%
  2008                  4        $  99.39     13,695          2.7%           14.4%             9.7%           36.4%
  2009                  7        $  76.54     25,235          5.1%           19.5%            13.7%           50.2%
  2010                 15        $  67.86     29,681          6.0%           25.4%            14.3%           64.5%
  2011                  6        $  79.74     21,016          4.2%           29.6%            11.9%           76.4%
  2012                 12        $  94.43     25,099          5.0%           34.7%            16.9%           93.2%
  2013                  2        $ 116.06      2,387          0.5%           35.1%             2.0%           95.2%
  2014                  2        $ 130.28      3,292          0.7%           35.8%             3.0%           98.3%
  2015                  1        $  82.00      1,422          0.3%           36.1%             0.8%           99.1%
  Thereafter(3)         2        $  50.00    314,562         63.2%           99.2%             0.9%          100.0%
  Vacant                0            NA        3,752          0.8%          100.0%             0.0%          100.0%
---------------------------------------------------------------------------------------------------------------------


(1)  Calculated based on the approximate square footage occupied by each tenant.
(2)  The WA Base Rent/SF Rolling for 2006 does not include approximately 11,793
     SF occupied by Champs and approximately 9 SF occupied by Innovus. These spaces are leased for a percentage of sales and therefore have not been reported.
(3)  The WA Base Rent/SF Rolling for leases expiring beyond 2015 does not include approximately 312,000 SF occupied by Nordstrom. This space is leased for a percentage of store sales and therefore has not been reported.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                           101 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION

 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $59,813,870
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                         Allen Silverman and Edward J. Minskoff Equities
 TYPE OF SECURITY                                                      Leasehold
 MORTGAGE RATE                                                           5.3385%
 MATURITY DATE                                                 December 11, 2011
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                       None
 ORIGINAL TERM / AMORTIZATION                                           79 / 360
 REMAINING TERM / AMORTIZATION                                          76 / 357
 LOCKBOX                                                                     Yes
 SHADOW RATING (MOODY'S/S&P/FITCH)(1)                             Baa3/BBB-/BBB-

 UP-FRONT RESERVES
  TAX                       Yes

 ONGOING MONTHLY RESERVES
  TAX                       Yes
  TI/LC(2)                  Springing
  GROUND RENT(3)            1/12 of annual ground rent expense
  REPLACEMENT               Springing

 ADDITIONAL FINANCING       Pari Passu Debt                         $ 89,720,804

                                                             PARI PASSU NOTES(4)
                                                             -------------------
 CUT-OFF DATE BALANCE                                               $149,534,674
 CUT-OFF DATE BALANCE/SF                                                    $364
 CUT-OFF DATE LTV                                                          59.8%
 MATURITY DATE LTV                                                         54.0%
 UW DSCR ON NCF                                                            1.70x
--------------------------------------------------------------------------------

(1)  Moody's, S&P and Fitch have confirmed that the 101 Avenue of the Americas
     Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.
(2)  Escrowed monthly for the final 26 months of the loan term for the potential roll associated with the original lease expiration in December 2011.
(3)  One twelfth of annual ground rent, as estimated by mortgagee, to be collected monthly until February 2008, $100,478 in February 2008, followed by $645,000 per month until $12,355,478 is on deposit for payment of special additional rent due under the terms of the ground lease.
(4)  LTV ratios, DSC ratio and Cut-Off Balance/SF were derived based on the aggregate indebtedness of the 101 Avenue of the Americas Loan and the 101
     Avenue of the Americas Pari Passu Companion Loan.

                 [PICTURE OF 101 AVENUE OF THE AMERICAS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           New York, NY
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                               411,097
 OCCUPANCY AS OF APRIL 15, 2005                                           100.0%
 YEAR BUILT / YEAR RENOVATED                                           1990 / NA
 APPRAISED VALUE                                                    $250,000,000
 PROPERTY MANAGEMENT                                              Tenant managed
 UW ECONOMIC OCCUPANCY                                                    100.0%
 UW REVENUES                                                         $17,076,249
 UW TOTAL EXPENSES                                                            $0
 UW NET OPERATING INCOME (NOI)                                       $17,076,249
 UW NET CASH FLOW (NCF)                                              $17,076,249
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                           101 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                 NET      % OF NET    ACTUAL                   % OF        DATE OF
                                               RATINGS         RENTABLE   RENTABLE     RENT                   ACTUAL        LEASE
                 TENANT                   MOODY'S/S&P/FITCH   AREA (SF)     AREA       PSF      ACTUAL RENT    RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Building Service Local 32B-32J .........       NR/NR/NR        411,097      100.0%   $ 41.54   $ 17,076,249    100.0%  December 2011
Vacant .................................                             0        0.0                         0      0.0
                                                               -------      -----              ------------    -----
TOTAL ..................................                       411,097      100.0%             $ 17,076,249    100.0%
                                                               =======      =====              ============    =====
------------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                                                                                               % OF       CUMULATIVE
                                   WA BASE                                    CUMULATIVE      ACTUAL      % OF ACTUAL
                  # OF LEASES      RENT/SF     TOTAL SF     % OF TOTAL SF       % OF SF        RENT          RENT
     YEAR           ROLLING        ROLLING      ROLLING        ROLLING*        ROLLING*      ROLLING*      ROLLING*
----------------------------------------------------------------------------------------------------------------------

     2005              0           $  0.00            0           0.0%             0.0%          0.0%          0.0%
     2006              0           $  0.00            0           0.0%             0.0%          0.0%          0.0%
     2007              0           $  0.00            0           0.0%             0.0%          0.0%          0.0%
     2008              0           $  0.00            0           0.0%             0.0%          0.0%          0.0%
     2009              0           $  0.00            0           0.0%             0.0%          0.0%          0.0%
     2010              0           $  0.00            0           0.0%             0.0%          0.0%          0.0%
     2011              1           $ 41.54      411,097         100.0%           100.0%        100.0%        100.0%
     2012              0           $  0.00            0           0.0%           100.0%          0.0%        100.0%
     2013              0           $  0.00            0           0.0%           100.0%          0.0%        100.0%
     2014              0           $  0.00            0           0.0%           100.0%          0.0%        100.0%
     2015              0           $  0.00            0           0.0%           100.0%          0.0%        100.0%
  Thereafter           0           $  0.00            0           0.0%           100.0%          0.0%        100.0%
    Vacant             0              NA              0           0.0%           100.0%          0.0%        100.0%
----------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                         RENAISSANCE WORTHINGTON HOTEL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $57,400,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                         DiamondRock Hospitality Company
 TYPE OF SECURITY                                                           Both
 MORTGAGE RATE                                                            5.400%
 MATURITY DATE                                                     July 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         48
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                               Springing

 UP-FRONT RESERVES(1)
   FF&E                           $873,552
   GROUND RENT                    $3,051
 ONGOING MONTHLY RESERVES(2)
   TAX/INSURANCE                  Springing
   GROUND RENT                    1/12 of the annual ground rent
                                  expense
   FF&E                           4% of previous month's gross
                                  revenues

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $57,400,000
 CUT-OFF DATE BALANCE/ROOM                                              $113,889
 CUT-OFF DATE LTV                                                          70.0%
 MATURITY DATE LTV                                                         63.8%
 UW DSCR ON NCF                                                            1.67x
--------------------------------------------------------------------------------

(1)  Pursuant to the terms of the management agreement, borrower has granted to the mortgagee a security interest in all of borrower's interest in the amounts on deposit with the property manager.
(2)  Ongoing tax, insurance and FF&E reserves are collected and held by the property manager, pursuant to the management agreement.

               [PICTURE OF RENAISSANCE WORTHINGTON HOTEL OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                         Fort Worth, TX
 PROPERTY TYPE                                       Hospitality -- Full Service
 SIZE (ROOMS)                                                                504
 OCCUPANCY AS OF APRIL 30, 2005                                            73.0%
 YEAR BUILT / YEAR RENOVATED                                         1981 / 2004
 APPRAISED VALUE                                                     $82,000,000
 PROPERTY MANAGEMENT                                Renaissance Hotel Management
                                                                    Company, LLC
 UW ECONOMIC OCCUPANCY                                                     74.5%
 UW REVENUES                                                         $34,485,791
 UW TOTAL EXPENSES                                                   $26,637,278
 UW NET OPERATING INCOME (NOI)                                        $7,848,513
 UW NET CASH FLOW (NCF)                                               $6,469,082
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                          RENAISSANCE WORTHINGTON HOTEL
--------------------------------------------------------------------------------

                --------------------------------------------------
                          RENAISSANCE WORTHINGTON HOTEL
                --------------------------------------------------
                  GUESTROOM MIX                      NO. OF ROOMS
                --------------------------------------------------
                  King ...........................            162
                  Double Double ..................            302
                  Studio Suite ...................              2
                  Hospitality Suite ..............              3
                  Murphy Bed Parlors .............             10
                  One Bedroom Suite ..............             25
                                                           ------
                  TOTAL ..........................            504
                                                           ======

                  MEETING/BANQUET ROOMS               SQUARE FEET
                --------------------------------------------------
                  Trinity Ballroom ...............          5,452
                  Elm Fork Rooms .................          1,936
                  West Fork Rooms ................          1,936
                  Trinity Central ................          1,269
                  Rio Grande Room ................         12,600
                  Grand Ballroom .................         10,530
                  Pecos Rooms ....................          4,290
                  Brazos Rooms ...................          4,446
                  Terrace ........................         11,288
                  Bur Oak ........................            864
                  Post Oak .......................            864
                  Red Oak ........................            368
                  Charter Oak Board Room .........            450
                  Treaty Oak Board Room ..........            667
                  Live Oak Rooms .................          2,280
                                                           ------
                  TOTAL ..........................         59,240
                                                           ======

                  FOOD AND BEVERAGE                       SEATING
                --------------------------------------------------
                  Chisholm Club ..................            233
                  Kalamatas ......................            120
                  Kalamatas Lounge ...............             80
                  Room Service ...................              0
                                                           ------
                  TOTAL ..........................            433
                                                           ======
                --------------------------------------------------

                --------------------------------------------------
                                FINANCIAL SCHEDULE
                --------------------------------------------------
                      Year ..................   2004 - 2005
                      Latest Period .........   T12-4/30/05
                      Occupancy .............         73.0%
                      ADR ...................       $142.31
                      REVPAR ................       $103.83
                      UW Occupancy ..........         74.5%
                      UW ADR ................       $148.33
                      UW REVPAR .............       $110.51
                --------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               1501 & 1515 WILSON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $48,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                       Beacon Capital Strategic Partners
                                                                       III, L.P.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            4.970%
 MATURITY DATE                                                     July 11, 2010
 AMORTIZATION TYPE                                                 Interest Only
 INTEREST ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                            60 / IO
 REMAINING TERM / AMORTIZATION                                           59 / IO
 LOCKBOX                                                                     Yes

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                     Springing
  REPLACEMENT                       Springing

 ADDITIONAL FINANCING*                                                      None

 CUT-OFF DATE BALANCE                                                $48,000,000
 CUT-OFF DATE BALANCE/SF                                                    $197
 CUT-OFF DATE LTV                                                          73.8%
 MATURITY DATE LTV                                                         73.8%
 UW DSCR ON NCF                                                            1.60x
--------------------------------------------------------------------------------

*    Future mezzanine debt permitted.

                     [PICTURE OF 1501 & 1515 WILSON OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Arlington, VA
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               243,225
 OCCUPANCY AS OF JUNE 13, 2005                                            100.0%
 YEAR BUILT / YEAR RENOVATED                                           1967 / NA
 APPRAISED VALUE                                                     $65,000,000
 PROPERTY MANAGEMENT                                         Rosslyn Manager LLC
 UW ECONOMIC OCCUPANCY                                                     96.3%
 UW REVENUES                                                          $6,744,374
 UW TOTAL EXPENSES                                                    $2,625,194
 UW NET OPERATING INCOME (NOI)                                        $4,119,180
 UW NET CASH FLOW (NCF)                                               $3,815,352
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                               1501 & 1515 WILSON
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                NET    % OF NET                           % OF          DATE OF
                                              RATINGS(1)      RENTABLE RENTABLE   ACTUAL                 ACTUAL          LEASE
                 TENANT                   MOODY'S/S&P/FITCH  AREA (SF)   AREA    RENT PSF   ACTUAL RENT   RENT         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

General Services Administration .........    Aaa/AAA/AAA       72,798     29.9%  $ 24.62    $ 1,792,411    28.0%  Multiple Spaces(2)
Advanced Management Technology
  Incorporated ..........................      NR/NR/NR        41,841     17.2   $ 26.38      1,103,796    17.2   Multiple Spaces(3)
Kastle Systems, Inc. ....................      NR/NR/NR        40,162     16.5   $ 26.74      1,073,836    16.8        December 2010
Professional Risk Management
  Services, Inc. ........................      NR/NR/NR        13,176      5.4   $ 27.92        367,813     5.7   Multiple Spaces(4)
LCG, Inc. ...............................      NR/NR/NR        12,469      5.1   $ 24.74        308,483     4.8            June 2010
Non-major tenants .......................                      62,779     25.8   $ 27.96      1,755,314    27.4
Vacant ..................................                           0      0.0                        0     0.0
                                                               ------    -----              -----------   -----
TOTAL ...................................                     243,225    100.0%             $ 6,401,653   100.0%
                                                              =======    =====              ===========   =====
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)  Under the terms of multiple leases, approximately 2,605 SF expire in April
     2010, approximately 30,782 SF expire in March 2012 and approximately 39,411
     SF expire in October 2013.
(3)  Under the terms of multiple leases, approximately 864 SF is MTM and approximately 40,977 SF expire in November 2015.
(4)  Under the terms of multiple leases, approximately 1,727 SF is MTM and approximately 11,449 SF expire in October 2009.



------------------------------------------------------------------------------------------------------------------------
                                               LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                   CUMULATIVE                        CUMULATIVE %
                   LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------------

     2005            6       $ 19.82          5,966           2.5%            2.5%            1.8%              1.8%
     2006            5       $ 33.78         15,415           6.3%            8.8%            8.1%             10.0%
     2007            2       $ 23.48         12,071           5.0%           13.8%            4.4%             14.4%
     2008            1       $ 30.42          1,455           0.6%           14.4%            0.7%             15.1%
     2009            2       $ 28.29         23,226           9.5%           23.9%           10.3%             25.4%
     2010            5       $ 26.07         55,236          22.7%           46.6%           22.5%             47.9%
     2011            1       $ 30.98          7,533           3.1%           49.7%            3.6%             51.5%
     2012            2       $ 28.73         37,347          15.4%           65.1%           16.8%             68.3%
     2013            2       $ 20.88         42,499          17.5%           82.5%           13.9%             82.1%
     2014            1       $ 34.55          1,500           0.6%           83.2%            0.8%             82.9%
     2015            1       $ 26.65         40,977          16.8%          100.0%           17.1%            100.0%
  Thereafter         0       $  0.00              0           0.0%          100.0%            0.0%            100.0%
    Vacant           0         NA                 0           0.0%          100.0%            0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                                U-HAUL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  CWCapital
 CUT-OFF DATE BALANCE                                                $44,937,023
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.2%
 NUMBER OF MORTGAGE LOANS(1)                                                   6
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                              Amerco Real Estate Company
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.520%
 MATURITY DATE                                                      July 1, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                       None
 ORIGINAL TERM / AMORTIZATION                                          120 / 300
 REMAINING TERM / AMORTIZATION                                         119 / 299
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   ENGINEERING               $3,113,626
   ENVIRONMENTAL             $2,886,374
   TAX/INSURANCE             Yes
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE             Yes(2)
   REPLACEMENT               $42,963(3)

 ADDITIONAL FINANCING(4)     Pari Passu Debt                        $194,727,099

                             Mezzanine Debt                          $50,000,000

                                                             PARI PASSU NOTES(5)
                                                             -------------------
 CUT-OFF DATE BALANCE                                               $239,664,122
 CUT-OFF DATE BALANCE/SF                                                     $70
 CUT-OFF DATE LTV                                                          74.0%
 MATURITY DATE LTV                                                         56.6%
 UW DSCR ON NCF                                                            1.42x
--------------------------------------------------------------------------------

(1)  The U-Haul Portfolio is evidenced by 12 cross-collateralized and cross-defaulted promissory notes, 6 of which comprise the U-Haul Portfolio
     Loan and 6 of which comprise the U-Haul Portfolio Pari Passu Companion
     Loan.
(2)  Once capped amount of $2,104,380 is collected, monthly reserves are waived, provided that no event of default exists and specified DSC ratio is met.
(3)  Once capped amount of $515,561 is collected, monthly reserves are waived, provided no event of default exists and specified DSC ratio is met.
(4)  The Mortgage Loan documents permit future mezzanine debt, $20,000,000 of which is in process to be funded while additional advances, up to
     $30,000,000, are permitted at the mezzanine lender's sole discretion.
(5)  LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the U-Haul Portfolio Loan and the U-Haul
     Portfolio Pari Passu Companion Loan.

                      [PICTURE OF U-HAUL PORTFOLIO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                              161
 LOCATION                                                                Various
 PROPERTY TYPE                                                      Self Storage
 SIZE (SF)                                                             3,416,349
 OCCUPANCY AS OF MARCH 31, 2005                                            82.2%
 YEAR BUILT / YEAR RENOVATED                                             Various
 APPRAISED VALUE                                                    $323,929,000
 PROPERTY MANAGEMENT                                        U-Haul International
 UW ECONOMIC OCCUPANCY                                                     86.0%
 UW REVENUES                                                         $40,803,931
 UW TOTAL EXPENSES                                                   $15,303,697
 UW NET OPERATING INCOME (NOI)                                       $25,500,234
 UW NET CASH FLOW (NCF)                                              $25,156,527
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      106

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              EVANSVILLE PAVILION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $43,760,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.2%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                                    Christopher P. White
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.090%
 MATURITY DATE                                                     June 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                         36
 ORIGINAL TERM / AMORTIZATION                                          118 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 360
 LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE                   Yes
  OCCUPANCY(1)                    $1,767,000

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                   Yes

 ADDITIONAL FINANCING(2)                                                    None

 CUT-OFF DATE BALANCE                                                $43,760,000
 CUT-OFF DATE BALANCE/SF                                                    $160
 CUT-OFF DATE LTV                                                          80.0%
 MATURITY DATE LTV                                                         71.2%
 UW DSCR ON NCF                                                            1.21x
--------------------------------------------------------------------------------

(1)  To be released when the property achieves (i) 1.20x DSCR and (ii) 95%
     economic occupancy from tenants in-place and paying rent.

(2)  Future mezzanine debt permitted.

                    [PICTURE OF EVANSVILLE PAVILION OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                         Evansville, IN
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               273,997
 OCCUPANCY AS OF MAY 20, 2005                                              97.1%
 YEAR BUILT / YEAR RENOVATED                                           2003 / NA
 APPRAISED VALUE                                                     $54,700,000
 PROPERTY MANAGEMENT                                Premier Properties USA, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.5%
 UW REVENUES                                                          $4,540,700
 UW TOTAL EXPENSES                                                      $931,288
 UW NET OPERATING INCOME (NOI)                                        $3,609,412
 UW NET CASH FLOW (NCF)                                               $3,447,424
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      107

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20

--------------------------------------------------------------------------------
                              EVANSVILLE PAVILION
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------
                                                        NET      % OF NET                              % OF
                                      RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
             TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Dick's Sporting Goods .........       NR/B+/NR         45,624       16.7%   $ 11.50    $   524,676      14.1%   January 2018
TJ Maxx .......................       A3/A/NR          30,000       10.9    $  8.75        262,500       7.0     August 2012
Linens N Things ...............       NR/NR/NR         28,169       10.3    $ 11.93        336,056       9.0    January 2013
Babies R Us ...................      Ba2/B+/BB         24,600        9.0    $  4.78        117,588       3.2    January 2014
Borders .......................       NR/NR/NR         23,000        8.4    $ 16.10        370,300       9.9    January 2023
Non-major tenants .............                       114,644       41.8    $ 18.46      2,116,868      56.8
Vacant ........................                         7,960        2.9                         0       0.0
                                                      -------      -----               -----------     -----
TOTAL .........................                       273,997      100.0%              $ 3,727,988     100.0%
                                                      =======      =====               ===========     =====
------------------------------------------------------------------------------------------------------------------------------


*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.



------------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                    # OF      WA BASE                                  CUMULATIVE                        CUMULATIVE %
                   LEASES     RENT/SF     TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING     ROLLING      ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------------

     2005             0      $  0.00            0           0.0%            0.0%            0.0%              0.0%
     2006             0      $  0.00            0           0.0%            0.0%            0.0%              0.0%
     2007             0      $  0.00            0           0.0%            0.0%            0.0%              0.0%
     2008             3      $ 18.94       10,438           3.8%            3.8%            5.3%              5.3%
     2009             3      $ 18.88        6,409           2.3%            6.1%            3.2%              8.5%
     2010             5      $ 22.90       12,727           4.6%           10.8%            7.8%             16.4%
     2011             1      $ 21.00        4,400           1.6%           12.4%            2.5%             18.8%
     2012             3      $ 11.26       40,807          14.9%           27.3%           12.3%             31.1%
     2013             5      $ 16.37       54,347          19.8%           47.1%           23.9%             55.0%
     2014             3      $  9.52       50,955          18.6%           65.7%           13.0%             68.0%
     2015             4      $ 17.22       17,330           6.3%           72.0%            8.0%             76.0%
  Thereafter          2      $ 13.04       68,624          25.0%           97.1%           24.0%            100.0%
    Vacant            0         NA          7,960           2.9%          100.0%            0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------


*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      108

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See
     Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts.
     See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties.
     See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage
     Loans. See Annexes A-6, A-7 and A-8 to the preliminary prospectus supplement for certain information relating to the Monument I at WorldGate
     Loan, Tollway Office Center II Loan and the Rapp Collins Worldwide Loan
     monthly debt service payments. See Annex A-9 to the preliminary prospectus supplement for certain information relating to the U-Haul Portfolio Loans and the related Mortgaged Properties.



---------------------------------------------------------------------------------------------------------
                                SIGNIFICANT SPONSOR CONCENTRATION
---------------------------------------------------------------------------------------------------------
                                      # OF LOANS/                                     AGGREGATE CUT-OFF
SPONSOR                                PROPERTIES              LOAN NUMBERS             DATE BALANCE
---------------------------------------------------------------------------------------------------------

Beacon Capital Strategic
  Partners III, L.P. ............          7/7        3, 9, 11, 13, 17, 21 and 70       $518,000,000

Regency Centers Corporation                           25, 27, 34, 41, 45, 46, 47,
  and Macquarie                                       56, 58, 59, 65, 69, 77, 78,
  Country Wide Trust ............        16/17                 80 and 81                $255,831,000

AMC, Inc. .......................          1/1                     1                    $204,416,548S

NGP Capital Partners III LLC
  and Rubicon US REIT, Inc. .....         1/14                     2                    $194,500,000
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                   % OF CUT-OFF       WEIGHTED        WEIGHTED
                                     DATE POOL    AVERAGE CUT-OFF    AVERAGE UW   WEIGHTED AVERAGE
SPONSOR                               BALANCE         DATE LTV      DSCR ON NCF    MORTGAGE RATE
---------------------------------------------------------------------------------------------------------

Beacon Capital Strategic
  Partners III, L.P. ............       14.1%           72.8%           1.57x           4.970%

Regency Centers Corporation
  and Macquarie
  Country Wide Trust ............        7.0%           73.6%           1.61x           5.111%

AMC, Inc. .......................        5.6%           56.0%           2.28x           5.720%

NGP Capital Partners III LLC
  and Rubicon US REIT, Inc. .....        5.3%           79.9%           1.27x           5.460%
---------------------------------------------------------------------------------------------------------


o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Nine (9) groups of
     Mortgage Loans, representing approximately 8.5% of the Cut-Off Date Pool
     Balance, are cross-collateralized and cross-defaulted with one or more
     Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan
     (other than the Co-Lender Loans described below) will be
     cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

o    SUBORDINATE FINANCING.



-----------------------------------------------------------------------------------------------------------------
                                        EXISTING SUBORDINATE FINANCING
-----------------------------------------------------------------------------------------------------------------
                                                                                              % OF CUT-OFF DATE
EXISTING SUBORDINATE FINANCING                                 # OF LOANS    LOAN NUMBERS        POOL BALANCE
-----------------------------------------------------------------------------------------------------------------

Secured by Mortgaged Property/Mezzanine Debt
  secured by Ownership Interests in Borrower ................       1             28                 0.7%
Unsecured Debt ..............................................       0             NA                 0.0%
Mezzanine Debt Secured by Ownership Interests in Borrower ...       4      2, 5, 23 and 29          10.7%
-----------------------------------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      109

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C20
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                    FUTURE SUBORDINATE FINANCING
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 % OF CUT-OFF DATE
FUTURE SUBORDINATE FINANCING                                # OF LOANS                LOAN NUMBERS                  POOL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

Secured by Mortgaged Property ............................       4                 10, 67, 83 and 102                    3.1%

Unsecured Debt ...........................................       5              14, 23, 51, 140 and 146                  3.2%
                                                                        2, 3, 7, 9, 11, 13, 17, 18, 21, 42, 54,
                                                                         61, 64, 70, 73, 87, 95, 96, 100, 101,

Mezzanine Debt Secured by Ownership Interests in Borrower       25             108, 120, 147, 183 and 195               27.4%
------------------------------------------------------------------------------------------------------------------------------------


     See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates
Additional Risks" in the preliminary prospectus supplement.

o    CO-LENDER LOANS. Fifteen (15) Companion Loans, which will not be part of the trust fund, are each secured by the same Mortgage as a Mortgage Loan that will be part of the trust fund. The 15 Mortgage Loans (the "Co-Lender
     Loans") (identified as loan numbers 1, 2, 3, 14, 15, 19, 32, 38, 62, 87,
     95, 96, 100, 101 and 108 on Annex A-1 to the prospectus supplement) related to such Companion Loans are expected to have an aggregate Cut-Off Date
     Balance of $845,329,038, representing approximately 23.1% of the Cut-Off
     Date Pool Balance. Each Co-Lender Loan is cross-defaulted with its related
     Companion Loan(s). No Companion Loan will be part of the trust fund. Each of these Co-Lender Loans and its related Companion Loans are subject to intercreditor agreements.

                                     NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Nomura Securities International,
Inc. (collectively, the "Underwriters") nor Wachovia Securities International
Limited is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer.
The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and
"tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you
(or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
DEUTSCHE BANK SECURITIES
                            GOLDMAN, SACHS & CO.
                                                   MERRILL LYNCH & CO.
                                                                          NOMURA
                                      110